UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal
Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New
York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, 55 East 52nd
Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2011

Date of reporting period: 06/30/2011

Item 1 – Report to Stockholders

June 30, 2011

Annual Report

BlackRock Municipal Bond Fund, Inc.

     BlackRock Short-Term Municipal Fund

     BlackRock Municipal Fund

     BlackRock National Municipal Fund

     BlackRock High Yield Municipal Fund

BlackRock Multi-State Municipal Series Trust

     BlackRock New York Municipal Bond Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	JUNE	30, 2011

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for financial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors con-
templated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action.Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011.Accordingly, the below discussion is intended to provide you with perspective on the performance of your investments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year.The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets.The sec-
ond-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for yield.The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a sec-
ond round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging mar-
kets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve.While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter.The tax-exempt municipal market faced addi-
tional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011.The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep inter-
est rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt.This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with eco-
nomic data. Investors pulled back from riskier assets and stocks generally declined throughout most of
May and June, but year-to-date performance in global equity markets was positive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Markets generally moved higher
despite heightened volatility during
the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011	6-month 12-month
US large cap equities	6.02%	30.69%
(S&P 500® Index)
US small cap equities	6.21	37.41
(Russell 2000® Index)
International equities	4.98	30.36
(MSCI Europe,Australasia,
Far East Index)
Emerging market equities	0.88	27.80
(MSCI Emerging Markets Index)
3-month Treasury bill	0.08	0.16
(BofA Merrill Lynch 3-Month
Treasury Bill Index)
US Treasury securities	3.26	1.88
(BofA Merrill Lynch 10-Year
US Treasury Index)
US investment grade bonds	2.72	3.90
(Barclays Capital US Aggregate
Bond Index)
Tax-exempt municipal bonds	4.42	3.48
(Barclays Capital Municipal
Bond Index)
US high yield bonds	4.98	15.53
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results.
Index performance is shown for illustrative purposes only.
You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2011 BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?
• For the 12-month period ended June 30, 2011, the Fund underperformed its primary benchmark, the S&P/Investortools Main Municipal Bond Index, and its secondary benchmark, the S&P/Investortools Limited Maturity
Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P/Investortools
Limited Maturity Municipal Bond Index.

What factors influenced performance?
• The Fund maintains a shorter weighted average maturity than the bench-
mark index and will, therefore, generally underperform during periods of falling interest rates as seen during most of the reporting period. Unusually high demand for short-term securities coupled with very low new issuance exacerbated underperformance during the period, as these conditions steepened the yield curve. Due to its shorter maturity profile, the Fund is limited in its ability to take advantage of the steepness of the yield curve as compared to the benchmark index.

• The Fund benefited from its shorter duration profile (lower sensitivity to interest rate movements) in the fourth quarter of 2010, when municipal bond redemptions and adverse headlines about municipal credit resulted in a dramatic rise in yields across the yield curve. In addition, the Fund maintained minimal cash reserves over the year. As a cash substitute, the
Fund invested in short-duration bonds, which provide both additional income and capital appreciation.

Describe recent portfolio activity.
• The Fund was fully invested over the 12-month period; however, the ability to make significant changes to the structure of the portfolio was limited due to the extremely low rate of new issuance in the later half of the period. Purchases during the period were mostly essential-service revenue bonds. A steep yield curve compelled us to extend the Fund’s average portfolio duration.

Describe portfolio positioning at period end.
• At period end, the Fund was fully invested with minimal cash reserves, and its average duration was neutral to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Sector Allocations	Long-Term Investments
State	31%
County/City/Special District/School District	20
Utilities	19
Education	7
Health	7
Transportation	7
Corporate	7
Housing	1
Tobacco	1

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	20%
AA/Aa	58
A	17
BBB/Baa	4
Not Rated[2]	1

1 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2011, the market value of these securities was $2,253,420, representing 0.2% of the Fund’s long-term investments.

4	ANNUAL REPORT	JUNE	30, 2011

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in investment grade municipal bonds or in municipal notes, including variable rate demand obligations. The Fund will maintain a dollar weighted maturity of no more than two years.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard& Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
4 The S&P/Investortools Limited Maturity Municipal Bond Index includes all bonds in the S&P/Investortools Main Municipal Bond Index with a remaining maturity of less than 4 years.

Performance Summary for the Period Ended June 30, 2011

					Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
BlackRock	0.45%	1.10%	1.17%	N/A	3.05%	N/A	2.56%	N/
Institutional	0.43	1.20	1.27	N/A	3.07	N/A	2.57	N/A
Investor A	0.15	1.06	0.99	(2.04)%	2.83	2.20%	2.33	2.01%
Investor A1	0.30	1.14	1.14	0.13	2.96	2.75	2.47	2.37
Investor B	0.02	1.00	0.85	(0.15)	2.69	2.69	2.19	2.19
Investor C	0.00	0.57	0.21	(0.79)	2.03	2.03	1.55	1.55
S&P/Investortools Main Municipal Bond
Index	—	4.58	3.69	N/A	4.64	N/A	4.99	N/A
S&P/Investortools Limited Maturity Municipal
Bond Index	—	1.63	1.95	N/A	3.88	N/A	3.30	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[7]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	January 1, 2011	June 30, 2011	During the Period[6]	January 1, 2011	June 30, 2011	During the Period[6]	Ratio
BlackRock	$1,000.00	$1,011.00	$1.94	$1,000.00	$1,022.85	$1.96	0.39%
Institutional	$1,000.00	$1,012.00	$2.00	$1,000.00	$1,022.83	$2.01	0.40%
Investor A	$1,000.00	$1,010.60	$3.34	$1,000.00	$1,021.48	$3.36	0.67%
Investor A1	$1,000.00	$1,011.40	$2.54	$1,000.00	$1,022.25	$2.56	0.51%
Investor B	$1,000.00	$1,010.00	$3.99	$1,000.00	$1,020.83	$4.01	0.80%
Investor C	$1,000.00	$1,005.70	$7.21	$1,000.00	$1,017.67	$7.23	1.45%

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period shown). Expenses are net of waiver.
7 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL	REPORT	JUNE	30, 2011	5

Fund Summary as of June 30, 2011 BlackRock Municipal Fund
(Formerly BlackRock Municipal Insured Fund)

Investment Objective

BlackRock Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?
• Effective January 3, 2011, BlackRock Municipal Insured Fund was renamed
BlackRock Municipal Fund. Also effective on that date, the Fund’s principal investment strategies were revised to eliminate the Fund’s non-fundamental investment policy to invest at least 80% of its assets in municipal bonds covered by insurance.

• For the 12-month period ended June 30, 2011, the Fund underperformed its primary benchmark, the S&P/Investortools Main Municipal Bond Index, and its secondary benchmark, the S&P/Investortools Customized Insured
Municipal Bond Index. The following discussion of the Fund’s relative per-
formance pertains to the S&P/Investortools Customized Insured Municipal
Bond Index.

What factors influenced performance?
• The Fund’s holdings of longer-maturity bonds had a negative impact on performance as the long-end of the municipal yield curve underperformed over the one-year period. The Fund’s holdings of zero-coupon bonds also detracted from performance for the period as spreads generally widened during the reporting period.

• The Fund benefited from its holdings with shorter maturities and shorter durations (lower sensitivity to interest rate movements) as the short end of the curve performed well over the one-year period. The Fund also benefited from its holdings in the housing, healthcare and corporate sectors, all of which performed well during the period.

Describe recent portfolio activity.
• During the 12-month period, we focused on purchasing newly issued bonds with higher coupons and better call protection. After the insurance mandate was removed from the Fund, portfolio activity also focused on opportunistically purchasing attractively priced securities that do not carry bond insurance. The change in mandate significantly increased the Fund’s investment flexibility as the availability of newly issued insured bonds has recently become quite limited.

Describe portfolio positioning at period end.
• At period end, the Fund continued to exhibit a modestly positive stance toward the market with its long duration relative to the benchmark.

• On March 18, 2011, the Board of Directors of the BlackRock Municipal
Bond Fund, Inc. (the “Corporation”) approved a plan of reorganization, whereby BlackRock National Municipal Fund, a series of the Corporation, will acquire substantially all of the assets and assume certain stated
liabilities of the Fund in exchange for newly issued shares of BlackRock
National Municipal Fund. At a shareholder meeting on June 24, 2011, shareholders of the Fund approved the plan of reorganization. The reorganization took place on July 18, 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Sector Allocations	Long-Term Investments
County/City/Special District/School District	25%
Transportation	23
State	18
Utilities	17
Health	6
Corporate	6
Education	3
Housing	2

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	16%
AA/Aa	54
A	28
BBB/Baa	2
[1] Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	JUNE	30, 2011

BlackRock Municipal Fund
(Formerly BlackRock Municipal Insured Fund)

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in investment grade municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer. The
Fund may invest in insured and uninsured municipal bonds.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard& Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
4 The S&P/Investortools Customized Insured Municipal Bond Index includes insured bonds in the S&P/Investortools Main Municipal Bond Index, excluding those that are pre-refunded, escrowed to maturity, or insured by ACA Financial Guaranty Corporation.

Performance Summary for the Period Ended June 30, 2011

				Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	~~w/o sales~~	~~w/sales~~	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.32%	5.29%	3.07%	N/A	4.08%	N/A	4.59%	N/A
Investor A	3.86	5.15	2.80	(1.57)%	3.83	2.94%	4.32	3.87%
Investor B	3.52	5.04	2.42	(1.52)	3.31	2.97	3.81	3.81
Investor C	3.26	4.91	2.05	1.06	3.07	3.07	3.56	3.56
Investor C1	3.44	4.87	2.24	1.25	3.26	3.26	3.76	3.76
S&P/Investortools Main Municipal Bond
Index	—	4.58	3.69	N/A	4.64	N/A	4.99	N/A
S&P/Investortools Customized Insured
Municipal Bond Index	—	4.77	3.40	N/A	4.64	N/A	5.05	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[8]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
		Ending	Including	Excluding		Ending		Ending
	Beginning	Account Value	Interest	Interest	Beginning	Account Value Expenses Account Value Expenses
	Account Value	June 30,	Expense	Expense	Account Value	June 30,	Paid During	June 30,	Paid During
	January 1, 2011	2011	and Fees[6]	and Fees[7]	January 1, 2011	2011	the Period[6]	2011	the Period[7]
Institutional	$1,000.00	$1,052.90	$2.70	$2.34	$1,000.00	$1,022.17	$2.66	$1,022.51	$2.31
Investor A	$1,000.00	$1,051.50	$4.07	$3.71	$1,000.00	$1,020.83	$4.01	$1,021.17	$3.66
Investor B	$1,000.00	$1,050.40	$6.61	$6.25	$1,000.00	$1,018.35	$6.51	$1,018.70	$6.16
Investor C	$1,000.00	$1,049.10	$7.77	$7.47	$1,000.00	$1,017.21	$7.65	$1,017.50	$7.35
Investor C1	$1,000.00	$1,048.70	$6.81	$6.50	$1,000.00	$1,018.15	$6.71	$1,018.45	$6.41

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for Institutional, 0.80% for Investor A, 1.30% for Investor B, 1.53% for Investor C
and 1.34% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver.
7 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for Institutional, 0.73% for Investor A, 1.23% for Investor B, 1.47% for Investor C
and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver.
8 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL	REPORT	JUNE	30, 2011	7

Fund Summary as of June 30, 2011 BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?
• For the 12-month period ended June 30, 2011, the Fund underperformed its benchmark, the S&P/Investortools Main Municipal Bond Index.

What factors influenced performance?
• While the tax-exempt market saw a general trend of credit spread tighten-
ing over the past year, not all geographic regions and lower-quality sectors participated equally in the price improvement. The Fund’s holdings in
California did not depreciate, but also did not improve in valuation to the same degree as other regions. However, many of the Fund’s California holdings delivered a high level of income.

• A lack of exposure to the tobacco sector hurt relative returns in the later half of the period when tobacco bonds rallied significantly as spreads tight ened on news of greater potential for improving fundamentals in the sector

• The Fund engaged in Treasury futures contracts for the purpose of hedging price volatility. This strategy had a negative impact on performance as
Treasury yields continued lower over the period. Amid heightening global financial tensions, particularly the sovereign debt crisis in Europe, investors fled to the relative safety of US Treasury securities.

• The tax-exempt market experienced significant volatility and mutual fund outflows mid-period due to widespread municipal credit concerns. Given these market conditions, the Fund, at times, held relatively large reserves of cash and cash equivalents, which hindered performance due to the near-zero interest rates on cash investments versus longer assets.

• The Fund maintained an above-industry-average coupon structure in order to maximize its income accrual. In addition, the Fund maximized its expo-
sure to tender option bonds in order to take advantage of the historically steep municipal yield curve and low borrowing rates during the period.

These strategies enabled the Fund to generate an above-average current yield, which contributed positively to total return.

Describe recent portfolio activity.
• During the period, we utilized the tighter credit quality spreads to sell some of the Fund’s lower-rated securities that had previously lacked liquidity. These transactions enabled the Fund to take advantage of improved valuations and increase its credit quality profile. New purchases during the period were concentrated in the primary market where more generous (higher) coupons could be structured. Overall, our focus remained on maximizing the Fund’s income accrual using a high-quality asset mix, while managing NAV volatility.

Describe portfolio positioning at period end.
• The Fund ended the period with a long duration posture relative to the benchmark index. The Fund’s cash reserves were elevated in order to maintain liquidity during periods of heightened volatility. The Fund main-
tained exposure to tender option bonds at the maximum level specified in the prospectus. We continue to maintain the Fund’s bias toward high-
quality securities and a high average coupon rate, which stood at 6.08%
at period end.

• On March 18, 2011, the Board of Directors of the Corporation approved separate plans of reorganization, whereby the Fund will acquire sub-
stantially all of the assets and assume certain stated liabilities of the
BlackRock Municipal Fund, a series of the Corporation, and BlackRock
AMT-Free Municipal Bond Portfolio, a series of BlackRock Funds II (the
“Target Funds”), in exchange for newly issued shares of the Fund. At shareholder meetings on June 24, 2011, shareholders of the Target
Funds approved the plans of reorganization. The reorganizations took place on July 18, 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Sector Allocations	Long-Term Investments
Utilities	24%
Transportation	20
Health	18
County/City/Special District/School District	18
State	8
Corporate	6
Education	3
Housing	2
Tobacco	1

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	12%
AA/Aa	43
A	31
BBB/Baa	8
BB/Ba	1
Not Rated[2]	5

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2011, the market value of these securities was $113,989,990, representing 4% of the Fund’s long-term investments.

8	ANNUAL REPORT	JUNE	30, 2011

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usuallyinvest in municipal bonds that have a maturity of five years or longer.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard& Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended June 30, 2011

				Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.56%	4.53%	3.49%	N/A	4.26%	N/A	5.02%	N/A
Investor A	4.11	4.42	3.36	(1.03)%	4.02	3.12%	4.77	4.32%
Investor B	4.03	4.22	2.89	(1.06)	3.49	3.15	4.24	4.24
Investor C	3.57	4.04	2.60	1.61	3.23	3.23	3.98	3.98
Investor C1	3.80	4.25	2.80	1.81	3.46	3.46	4.20	4.20
S&P/Investortools Main Municipal Bond
Index	—	4.58	3.69	N/A	4.64	N/A	4.99	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[7]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
		Ending	Including	Excluding		Ending		Ending
	Beginning	Account Value	Interest	Interest	Beginning	Account Value Expenses Account Value Expenses
	Account Value	June 30,	Expense	Expense	Account Value	June 30,	Paid During	June 30,	Paid During
	January 1, 2011	2011	and Fees[5]	and Fees[6]	January 1, 2011	2011	the Period[5]	2011	the Period[6]
Institutional	$1,000.00	$1,045.30	$3.70	$3.19	$1,000.00	$1,021.17	$3.66	$1,021.67	$3.16
Investor A	$1,000.00	$1,042.20	$4.76	$4.25	$1,000.00	$1,020.13	$4.71	$1,020.63	$4.21
Investor B	$1,000.00	$1,042.50	$6.74	$6.18	$1,000.00	$1,018.20	$6.66	$1,018.74	$6.11
Investor C	$1,000.00	$1,044.20	$8.52	$7.96	$1,000.00	$1,016.46	$8.40	$1,017.01	$7.85
Investor C1	$1,000.00	$1,040.40	$7.49	$6.93	$1,000.00	$1,017.46	$7.40	$1,018.00	$6.85

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Institutional, 0.94% for Investor A, 1.33% for Investor B, 1.68% for Investor C
and 1.48% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver.
6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.84% for Investor A, 1.22% for Investor B, 1.57% for Investor C
and 1.37% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver.
7 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL	REPORT	JUNE	30, 2011	9

Fund Summary as of June 30, 2011 BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?
• The Fund’s Institutional and Investor A Shares outperformed its primary benchmark, the S&P/Investortools Main Municipal Bond Index, for the
12-month period ended June 30, 2011, while Investor C Shares under-
performed the index. The Fund also underperformed its secondary benchmark, the S&P/Investortools Customized High Yield Municipal
Bond Index. The following discussion of relative performance pertains to the S&P/Investortools Customized High Yield Municipal Bond Index.

What factors influenced performance?
• The Fund’s long duration bias and emphasis on longer-dated bonds detracted from relative performance as the yield curve steepened during the period in the context of moderately higher municipal rates. Also hindering returns was the Fund’s underweight exposure (relative to the benchmark index) to the development district sector, which modestly outperformed the broader market. In addition, the Fund’s exposure to zero-coupon bonds had a negative impact on performance as the sector lagged the broader municipal market recovery in recent months.

• Contributing positively to performance was sector allocation and security selection among education, healthcare, transportation, housing and indus-
trial development bonds (IDBs). The Fund’s emphasis on low investment-
grade issues was beneficial, particularly in the final quarter of the reporting period when investor appetite for this quality tier increased. The Fund’s holdings with maturities of ten years or less had a positive impact on returns as issues in that part of the yield curve benefited disproportionately from curve steepening during the period. In addition, the Fund’s improving distribution yield, attributable to trading activity and a modest increase in leverage, was a positive factor.

Describe recent portfolio activity.
• During the 12-month period, we extended the Fund’s average maturity profile by selling bonds in the 10- to 15-year range and reinvesting the proceeds further out the yield curve. Purchases were largely value-oriented and most were made in the primary new-issue market. Fund sales were targeted toward dealer demand in order to minimize transaction-related costs, which tend to be higher in a liquidity-challenged secondary market.
The Fund’s sector concentrations in health, transportation and education increased during the period, while exposure to IDBs and housing decreased. We increased exposure to tender option bonds in order to raise the Fund’s leverage from approximately 5% of total managed assets at the beginning of the period to 9% at period end.

Describe portfolio positioning at period end.
• As of period end, we remain constructive on the high yield municipal bond market given the strong technical backdrop. Mutual fund flows appear to have turned positive, with high yield mutual funds garnering the majority of the new money. The Fund remains positioned to benefit from credit-spread narrowing and yield curve-flattening.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Sector Allocations	Long-Term Investments
Health	34%
Corporate	17
Transportation	12
Utilities	10
County/City/Special District/School District	7
Education	7
State	7
Housing	3
Tobacco	3

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	4%
AA/Aa	18
A	13
BBB/Baa	31
BB/Ba	4
B	4
CCC/Caa	3
CC/Ca	1
Not Rated[2]	22

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2011, the market value of these securities was $32,135,454, representing 19% of the Fund’s long-term investments.

10	ANNUAL REPORT	JUNE	30, 2011

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usuallyinvest in municipal bonds that have a maturity of five years or longer.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard& Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
4 The S&P/Investortools Customized High Yield Municipal Bond Index is a blended subset of the S&P/Investortools Main Municipal Bond Index that includes non-
insured bonds rated below BBB– or non-rated (85%) and bonds rated BBB (15%), excluding those that are in default, are pre-refunded, or are escrowed to maturity.
5 Commencement of Operations.

Performance Summary for the Period Ended June 30, 2011

				Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge
Institutional	5.80%	4.88%	4.14%	N/A	1.74%	N/A
Investor A	5.27	4.74	3.73	(0.68)%	1.43	0.53%
Investor C	4.69	4.35	3.07	2.08	0.72	0.72
S&P/Investortools Main Municipal Bond Index	—	4.58	3.69	N/A	4.46	N/A
S&P/Investortools Customized High Yield Municipal Bond Index	—	4.67	4.52	N/A	2.30	N/A

6 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
7 The Portfolio commenced operations on 8/01/06.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[10]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
		Ending	Including	Excluding		Ending		Ending
	Beginning	Account Value	Interest	Interest	Beginning	Account Value Expenses Account Value			Expenses
	Account Value	June 30,	Expense	Expense	Account Value	June 30,	Paid During	June 30,	Paid During
	January 1, 2011	2011	and Fees[8]	and Fees[9]	January 1, 2011	2011	the Period[8]	2011	the Period[9]
Institutional	$1,000.00	$1,048.80	$3.96	$3.66	$1,000.00	$1,020.93	$3.91	$1,021.22	$3.61
Investor A	$1,000.00	$1,047.40	$5.18	$4.92	$1,000.00	$1,019.74	$5.11	$1,019.84	$4.86
Investor C	$1,000.00	$1,043.50	$9.22	$8.92	$1,000.00	$1,015.77	$9.10	$1,016.07	$8.80

8 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.78% for Institutional, 1.02% for Investor A, and 1.82% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver.
9 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Institutional, 0.97% forInvestor A, and 1.76% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Expenses are net of waiver.
10 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL	REPORT	JUNE	30, 2011	11

Fund Summary as of June 30, 2011 BlackRock New York Municipal Bond Fund

Investment Objective

BlackRock New York Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from federal income tax and New
York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?
• For the 12-month period ended June 30, 2011, the Fund underperformed its primary benchmark, the S&P/Investortools Main Municipal Bond Index, and its secondary benchmark, the S&P/Investortools New York Municipal
Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P/Investortools
New York Municipal Bond Index.

What factors influenced performance?
• Detracting from performance was the Fund’s underexposure to tobacco, which was the strongest performing sector for the period. The Fund’s hold-
ings in higher education had a negative impact on returns as that sector underperformed. For most of the period, the Fund maintained a slightly long duration bias and was overweight (relative to the benchmark index) in the long end of the yield curve. Both of these factors detracted from the
Fund’s performance.

• Ultimately, at the close of the period, long rates were higher than where they started and, therefore, positive performance came from sectors that added to incremental income. The Fund’s exposure to higher-yielding sec-
tors including housing, healthcare and corporate/industrial development bonds contributed positively to performance. The Fund also benefited from its exposure to lower-quality bonds, which, in addition to offering higher embedded yields, experienced some price appreciation due to spread compression during the period.

Describe recent portfolio activity.
• We increased the Fund’s holdings in higher education despite recent underperformance in the sector. These holdings help diversify the portfolio and we believe that they will outperform during periods of scarce new-
issue supply.

• To the extent that supply was available, the Fund participated in new issues, which provided the Fund with better structured bonds, better call protection and, in most cases, higher yields than were available in the secondary market. As we are cognizant of the growing importance of indi-
vidual investors in driving municipal market demand, we structured many of the Fund’s new-issue purchases to appeal to buyers in the secondary market. While this activity did not have enough impact to alter the overall profile of the portfolio, it did provide the Fund with a significant component of higher-beta bonds, which outperformed the broader market when munic ipal bonds rallied toward the end of the period. We funded many of these new-issue purchases with sales of older bonds with less convexity, which were slower to appreciate as interest rates fell.

Describe portfolio positioning at period end.
• As of period end, the Fund remained fully invested with minimal cash reserves. The Fund ended the period with a slightly long duration bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changesin market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Sector Allocations	Long-Term Investments
County/City/Special District/School District	20%
Health	15
Education	14
Transportation	13
Corporate	11
Utilities	9
Housing	8
State	7
Tobacco	3

Percent of
Credit Quality Allocations[1]	Long-Term Investments
AAA/Aaa	4%
AA/Aa	27
A	36
BBB/Baa	14
BB/Ba	5
B	1
CCC/Caa	2
Not Rated[2]	11

1 Using the higher of S&P’s or Moody’s ratings.
2 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of June 30, 2011, the market value of these securities was $2,187,489, representing 1% of the Fund’s long-term investments.

12	ANNUAL REPORT	JUNE	30, 2011

BlackRock New York Municipal Bond Fund

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in a portfolio of investment grade New York municipal bonds. The Fund expects to maintain an averageweighted maturity of greater than ten years.
3 The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard& Poor’s Securities Pricing,
Inc. that are priced daily. Bonds in the S&P/Investortools Main Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
4 The S&P/Investortools New York Municipal Bond Index includes all New York bonds in the S&P/Investortools Main Municipal Bond Index.

Performance Summary for the Period Ended June 30, 2011

				Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.35%	3.98%	2.97%	N/A	3.85%	N/A	4.24%	N/A
Investor A	3.81	3.92	2.76	(1.61)%	3.58	2.68%	3.97	3.52%
Investor A1	4.11	4.02	2.95	(1.17)	3.76	2.91	4.14	3.71
Investor B	3.81	3.81	2.52	(1.41)	3.34	3.00	3.71	3.71
Investor C	3.32	3.56	2.03	1.05	2.82	2.82	3.20	3.20
Investor C1	3.74	3.77	2.44	1.46	3.25	3.25	3.61	3.61
S&P/Investortools Main Municipal Bond Index	—	4.58	3.69	N/A	4.64	N/A	4.99	N/A
S&P/Investortools New York Municipal Bond Index	—	4.34	3.58	N/A	4.90	N/A	5.04	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual					Hypothetical[8]
			Expenses Paid			Including Interest Expense		Excluding Interest Expense
			During the Period			and Fees		and Fees
		Ending	Including	Excluding		Ending		Ending
	Beginning	Account Value Interest		Interest	Beginning	Account Value Expenses Account Value Expenses
	Account Value	June 30,	Expense	Expense	Account Value	June 30, Paid During		June 30,	Paid During
	January 1, 2011	2011	and Fees[6]	and Fees[7]	January 1, 2011	2011	the Period[6]	2011	the Period[7]
Institutional	$1,000.00	$1,039.80	$3.54	$3.49	$1,000.00	$1,021.32	$3.51	$1,021.37	$3.46
Investor A	$1,000.00	$1,039.20	$5.11	$5.06	$1,000.00	$1,019.79	$5.06	$1,019.84	$5.01
Investor A1	$1,000.00	$1,040.20	$4.15	$4.10	$1,000.00	$1,020.73	$4.11	$1,020.78	$4.06
Investor B	$1,000.00	$1,038.10	$6.22	$6.17	$1,000.00	$1,018.70	$6.16	$1,018.74	$6.11
Investor C	$1,000.00	$1,035.60	$8.58	$8.53	$1,000.00	$1,016.36	$8.50	$1,016.41	$8.45
Investor C1	$1,000.00	$1,037.70	$6.57	$6.52	$1,000.00	$1,018.35	$6.51	$1,018.40	$6.46

6 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 1.01% for Investor A, 0.82% for Investor A1, 1.23% for Investor B,
1.70% for Investor C and 1.30% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
Expenses are net of waiver.
7 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Institutional, 1.00% for Investor A, 0.81% for Investor A1, 1.22% for Investor B,
1.69% for Investor C and 1.29% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
Expenses are net of waiver.
8 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL	REPORT	JUNE	30, 2011	13

About Fund Performance

• BlackRock and Institutional Shares (BlackRock Shares are available only in BlackRock Short-Term Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 2, 2006, BlackRock
Share performance results are those of the Institutional Shares.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Prior to the Investor A
Shares inception date of October 2, 2006 (for all Funds except BlackRock
High Yield Municipal Fund, BlackRock Municipal Fund and BlackRock
National Municipal Fund), Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees)
restated to reflect Investor A Share fees.

• Investor A1 Shares (available only in BlackRock Short-Term Municipal
Fund and BlackRock New York Municipal Bond Fund) incur a maximum initial sales charge (front-end load) of 1% for BlackRock Short-Term
Municipal Fund and 4% for BlackRock New York Municipal Fund; and
a service fee of 0.10% per year (but no distribution fee).

• Investor B Shares (available to all Funds except BlackRock High Yield
Municipal Fund) are subject to the following maximum contingent deferred sales charges:

Maximum Contingent
Deferred Sales Charges
BlackRock Short-Term Municipal Fund	1%, declining to 0% after 3 years
BlackRock Municipal Fund	4%, declining to 0% after 6 years
BlackRock National Municipal Fund	4%, declining to 0% after 6 years
BlackRock New York Municipal Bond Fund	4%, declining to 0% after 6 years

In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution	Service
	Fee	Fee
BlackRock Short-Term Municipal Fund	0.20%	0.15%
BlackRock Municipal Fund	0.50%	0.25%
BlackRock National Municipal Fund	0.50%	0.25%
BlackRock New York Municipal Bond Fund	0.25%	0.25%

For BlackRock Short-Term Municipal Fund and BlackRock New York
Municipal Bond Fund, the shares automatically convert to Investor A1
Shares after approximately 10 years. For BlackRock Municipal Fund and
BlackRock National Municipal Fund, the shares automatically convert to
Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

• Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year. Prior to the Investor C Shares inception date of October 2,
2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor
C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

• Investor C1 Shares (available to all Funds except BlackRock High Yield
Municipal Fund and BlackRock Short-Term Municipal Fund) are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

In addition, these shares are subject to distribution and service fees per year as follows:

	Distribution	Service
	Fee	Fee
BlackRock Municipal Fund	0.55%	0.25%
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Bond Fund	0.35%	0.25%

Investor A1, Investor B and Investor C1 Shares of each Fund are only available through exchanges, dividend reinvestment by existing sharehold-
ers or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the per-
formance data quoted. Refer to www.blackrock.com/funds to obtain per-
formance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their origi-
nal cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor reimbursed a portion of each Fund’s expenses. Without such reimbursement, a Fund’s performance would have been lower.

14	ANNUAL REPORT	JUNE	30, 2011

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and
(b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense exam-
ples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011)
are intended to assist shareholders both in calculating expenses based on an investment in a Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by
$1,000 and then multiply the result by the number corresponding to their
Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help share-
holders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL	REPORT	JUNE	30, 2011	15

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may leverage their assets through the use of tender option bond
(“TOB”) programs, as described in Note 1 of the Notes to Financial
Statements. TOB investments generally will provide the Funds with eco-
nomic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates.
Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAVs per share.

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from lever-
age is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other fac-
tors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-
term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regula-
tory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such instru-
ments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks.
Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed val-
ues, may limit the amount of appreciation a Fund can realize on an invest-
ment, may result in lower dividends paid to shareholders or may cause a
Fund to hold an investment that it might otherwise sell. The Funds’ invest-
ments in these instruments are discussed in detail in the Notes to
Financial Statements.

16	ANNUAL REPORT	JUNE	30, 2011

BlackRock Short-Term Municipal Fund
Schedule of Investments June 30, 2011 (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 1.2%
Arizona State Transportation Board, RB, Maricopa County
Regional Area Road, 5.00%, 7/01/12	$ 3,250	$ 3,404,862
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Salt River Project, Series A,
5.00%, 1/01/12	3,160	3,236,188
Yavapai County IDA, RB, Waste Management Inc.
Project, Series A, Mandatory Put Bonds, AMT,
2.88%, 3/01/28 (a)	5,000	5,050,850
		11,691,900
California — 9.4%
California Health Facilities Financing Authority,
Refunding RB, Catholic Healthcare West, Series C,
Mandatory Put Bonds, 5.00%, 7/01/37 (a)	2,300	2,399,153
California Municipal Finance Authority, RB, Waste
Management Inc. Project, Series A, Mandatory
Put Bonds, 1.63%, 2/01/19 (a)	7,000	7,003,710
California State Department of Water Resources,
Refunding RB:
Series L, 5.00%, 5/01/12	10,000	10,395,300
Series M, 3.00%, 5/01/13	3,095	3,233,563
Series M, 5.00%, 5/01/14	35,000	39,026,750
California Statewide Communities Development
Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/13	5,150	5,537,898
Kaiser Permanente, Series A, 5.00%, 4/01/14	1,000	1,099,710
Proposition 1A Receivables Program, 5.00%, 6/15/13 3,730		4,008,780
City of Long Beach California, Refunding RB, Series B,
AMT (NPFGC), 5.50%, 5/15/14	5,215	5,768,781
Los Angeles County Schools California, Pooled
Participation Certificates, Series F-2, 2.00%, 2/01/12	4,300	4,329,756
Los Angeles Department of Water & Power, RB,
Power System, Series A, 2.00%, 7/01/12	6,000	6,105,720
Los Angeles Unified School District California, GO,
Election of 2004, Series H (AGM), 4.50%, 7/01/12	6,000	6,239,160
		95,148,281
Colorado — 1.6%
Adams County Colorado School District Number 12, GO,
Refunding, Series A (AGM), 5.00%, 12/15/11	4,190	4,280,965
City & County of Denver Colorado, RB, Series A, AMT,
3.00%, 11/15/12	3,000	3,094,440
City & County of Denver Colorado, Refunding RB,
Series B (FGIC), 5.50%, 11/15/14	3,500	3,555,860
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series B, Mandatory Put Bonds,
5.00%, 7/01/39 (a)	5,000	5,293,350
		16,224,615

	Par
Municipal Bonds	(000)	Value
Connecticut — 3.1%
Connecticut Municipal Electric Energy Cooperative,
Refunding RB, Series A (AGC), 5.00%, 1/01/14	$ 2,115	$ 2,325,252
State of Connecticut, GO, Economic Recovery, Series A:
5.00%, 1/01/13	11,500	12,279,240
5.00%, 1/01/14	7,280	8,047,603
State of Connecticut, RB, Transportation Infrastructure,
Series A, 5.00%, 11/01/14	2,700	3,057,264
State of Connecticut, Special Tax Bonds, Transportation
Infrastructure, Series A, 5.00%, 11/01/13	5,000	5,501,700
		31,211,059
Delaware — 2.2%
Delaware State Economic Development Authority,
Refunding RB, Pollution Control Delmarva,
0.75%, 5/01/26 (a)	7,000	7,004,830
State of Delaware, GO, Refunding, Series 2009C,
5.00%, 10/01/13	7,700	8,487,094
University of Delaware, RB, Series A,
0.85%, 11/01/37 (a)	7,000	7,010,850
		22,502,774
District of Columbia — 0.5%
Metropolitan Washington Airports Authority, RB, Series A,
AMT (NPFGC), 5.25%, 10/01/13	5,000	5,418,350
Florida — 4.6%
County of Escambia Florida, Refunding RB, Gulf
Power Co. Project, First Series, Mandatory Put Bonds,
2.00%, 4/01/39 (a)	9,000	9,093,420
Florida State Board of Education, GO, Refunding, Public
Education, Series C, 5.00%, 6/01/12	5,000	5,215,600
Florida State Department of Environmental Protection,
RB, Florida Forever, Series A, 5.00%, 7/01/13	4,675	5,059,940
Florida State Department of Environmental Protection,
Refunding RB, Series C, 4.00%, 7/01/12	8,500	8,801,580
Florida State Department of Transportation,
Refunding RB, Department of Transportation,
Series A, 5.00%, 7/01/12	4,575	4,779,731
Highlands County Health Facilities Authority, RB,
Hospital, Adventist Health System/Sunbelt, Mandatory
Put Bonds, 3.95%, 11/15/32 (a)	6,000	6,222,300
Jacksonville Electric Authority Florida, RB, Issue Three,
Series One, 4.00%, 10/01/11	2,320	2,341,599
Jacksonville Electric Authority Florida, Refunding RB,
Issue 2, 17th Series, 5.25%, 10/01/12	5,000	5,058,950
		46,573,120

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		COP	Certificates of Participation	LRB	Lease Revenue Bonds
Schedules of Investments, the names and descriptions of		EDA	Economic Development Authority	M/F	Multi-Family
many of the securities have been abbreviated according to		EDC	Economic Development Corp.	MRB	Mortgage Revenue Bonds
the following list:		ERB	Education Revenue Bond	NPFGC	National Public Finance Guarantee Corp.
		ERS	Extendible Reset Securities	PCRB	Pollution Control Revenue Bonds
ACA	ACA Financial Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	PILOT	Payment in Lieu of Taxes
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration	PSF-GTD	Permanent School Fund Guaranteed
AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds	Radian	Radian Group, Inc.
AMBAC	American Municipal Bond Assurance Corp.	HDA	Housing Development Agency	RB	Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	HFA	Housing Finance Agency	S/F	Single-Family
ARB	Airport Revenue Bonds	HRB	Housing Revenue Bonds	SAN	State Aid Notes
BAN	Bond Anticipation Notes	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
BHAC	Berkshire Hathaway Assurance Corp.	IDB	Industrial Development Board	Syncora	Syncora Guarantee
CAB	Capital Appreciation Bonds	IDRB	Industrial Development Revenue Bonds	TIF	Tax Increment Financing
CIFG	CDC IXIS Financial Guaranty	ISD	Independent School District	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	17

BlackRock Short-Term Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Georgia — 2.7%
Burke County Development Authority, Refunding RB,
Georgia Power Co. Plant Vogtle Project, Mandatory
Put Bonds (a):
0.80%, 11/01/48	$10,535	$ 10,543,323
5.05%, 11/01/48	6,000	6,138,300
Private Colleges & Universities Authority, Refunding RB,
Emory University, Series A, 5.25%, 9/01/11	10,280	10,367,894
		27,049,517
Hawaii — 0.4%
State of Hawaii, Refunding RB, Series B, AMT,
5.00%, 7/01/13	4,000	4,271,600
Illinois — 1.2%
Illinois Finance Authority, RB, University of Chicago,
Series B, 5.00%, 7/01/13	2,000	2,172,420
Illinois Finance Authority, Refunding RB, University of
Chicago, Series A, 5.25%, 7/01/11 (b)	5,000	5,050,700
Railsplitter Tobacco Settlement Authority, RB,
4.00%, 6/01/13	5,100	5,270,544
		12,493,664
Indiana — 0.6%
Indiana Finance Authority, RB, Ascension Health Credit
Group, Mandatory Put Bonds (a):
Series A1, 3.63%, 11/15/36	4,135	4,146,744
Series A3, 5.00%, 11/01/27	2,265	2,428,963
		6,575,707
Iowa — 0.3%
Iowa Higher Education Loan Authority, RB, Private
College Facility:
4.00%, 12/01/12	1,500	1,578,225
4.00%, 12/01/13	1,150	1,243,426
		2,821,651
Kansas — 0.5%
Kansas State Department of Transportation,
Refunding RB, Series A, 5.00%, 9/01/12	5,000	5,275,500
Kentucky — 2.0%
Kentucky Economic Development Finance Authority,
Refunding RB, Baptist Healthcare System, Series A,
5.00%, 8/15/12	2,650	2,774,895
Kentucky State Property & Buildings Commission,
Refunding RB, Project No. 87 (FGIC), 5.00%, 3/01/12	2,000	2,061,500
Louisville/Jefferson County Metropolitan Government,
Refunding RB, Louisville Gas & Electric Project,
Mandatory Put Bonds, 1.90%, 10/01/33 (a)	15,000	15,114,300
		19,950,695
Louisiana — 2.5%
State of Louisiana, GO, Refunding:
Series A (NPFGC), 5.00%, 8/01/14	12,000	13,515,600
Series B, 5.00%, 4/15/12	4,220	4,378,883
State of Louisiana, GO, Series A, 5.00%, 5/01/13	7,075	7,661,588
		25,556,071
Maine — 0.2%
Maine Municipal Bond Bank, RB, Series D,
5.00%, 11/01/12	1,460	1,551,892
Maryland — 0.8%
State of Maryland, GO, State & Local Facilities Loan,
2nd Series, 5.00%, 7/15/11	3,815	3,822,630
University System of Maryland, Refunding RB, Auxiliary
Facility & Tuition, Series C, 4.00%, 10/01/11	4,695	4,741,152
		8,563,782

	Par
Municipal Bonds	(000)	Value
Massachusetts — 4.4%
Commonwealth of Massachusetts, GO, Consolidated Loan,
Series A, 5.00%, 8/01/12	$ 1,180	$ 1,240,994
Commonwealth of Massachusetts, GO, Refunding,
Consolidated Loan, Series D (NPFGC):
5.50%, 11/01/12	4,235	4,530,349
6.00%, 11/01/13	5,000	5,623,600
Massachusetts Bay Transportation Authority, Refunding RB,
General Transportation System, Series A (NPFGC),
5.80%, 3/01/12	3,745	3,882,179
Massachusetts Health & Educational Facilities
Authority, Refunding RB, Partners Health, Series C,
5.75%, 7/01/11 (b)	7,600	7,677,140
Massachusetts State Department of Transportation,
Refunding RB, Senior Series B, 5.00%, 1/01/14	12,155	13,236,917
University of Massachusetts Building Authority, RB,
Senior Series 1, 5.00%, 11/01/13	7,555	8,326,063
		44,517,242
Michigan — 1.3%
City of Detroit Michigan, RB, Second Lien, Series B
(FGIC), 5.50%, 7/01/11 (b)	5,000	5,050,750
City of Detroit Michigan, Refunding RB, Series C (NPFGC),
5.00%, 7/01/14	2,500	2,685,725
Michigan State Hospital Finance Authority, RB, Ascension
Health Senior Center, 1.35%, 11/15/47 (a)	2,300	2,327,807
State of Michigan, GO Refunding, 5.25%, 12/01/12	3,000	3,199,830
		13,264,112
Minnesota — 2.6%
State of Minnesota, GO:
5.00%, 8/01/11	3,675	3,690,214
Various Purpose, Series H, 5.00%, 11/01/12	15,000	15,942,600
State of Minnesota, GO, Refunding, State Various
Purpose, Series D, 5.00%, 8/01/14	6,000	6,771,540
		26,404,354
Missouri — 1.4%
County of Jackson Missouri, RB, Harry S. Truman Sports
Complex (AMBAC), 5.00%, 12/01/12	2,000	2,106,600
Missouri State Health & Educational Facilities Authority,
RB, Ascension Health Senior Credit, Series C-4,
Mandatory Put Bonds, 1.25%, 11/15/26 (a)	12,000	12,092,280
		14,198,880
Nebraska — 0.3%
Nebraska Public Power District, Refunding RB, General,
Series B-1 (NPFGC), 5.00%, 1/01/14	3,000	3,292,740
Nevada — 1.5%
Clark County School District, GO, Limited Tax, Building,
Series C, 5.00%, 6/15/13	6,305	6,786,576
Clark County School District, GO, Refunding, Series B
(NPFGC), 5.00%, 6/15/12	6,000	6,261,300
Truckee Meadows Water Authority, RB, Series A (AGM),
5.13%, 7/01/11 (b)	2,590	2,590,363
		15,638,239
New Jersey — 5.5%
County of Essex New Jersey, GO, Improvement, Series A,
5.00%, 8/01/13	2,290	2,485,589
Gloucester County Improvement Authority, Refunding RB,
Waste Management Inc. Project, Series A, Mandatory
Put Bonds, 2.63%, 12/01/29 (a)	4,625	4,675,135
New Jersey State Housing & Mortgage Finance Agency,
RB, Series B (AGM), 1.15%, 11/01/12	6,800	6,811,968
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System, Series B
(NPFGC), 5.25%, 12/15/12	4,990	5,317,543

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE	30, 2011

BlackRock Short-Term Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Salem County Utilities Authority, Refunding RB, Public
Service Electric and Gas Co., Series A, Mandatory
Put Bonds, 0.95%, 5/01/28 (a)	$13,000	$ 13,005,070
State of New Jersey, GO, Refunding:
4.00%, 8/01/12	7,115	7,400,027
Series Q, 4.00%, 8/15/13	15,000	16,032,000
		55,727,332
New Mexico — 0.9%
New Mexico Finance Authority, Refunding RB, Senior Lien,
Series A, 5.00%, 6/15/13	8,000	8,708,560
New York — 13.3%
City of New York New York, GO, Refunding:
Series B, 5.25%, 8/01/11	4,000	4,017,240
Series B, 5.00%, 8/01/13	22,750	24,763,830
Series B (NPFGC), 5.75%, 8/01/13	3,050	3,214,731
Series C, 5.00%, 8/01/13	8,225	8,953,077
Series D, 5.00%, 2/01/13	2,000	2,136,420
Series H, 5.00%, 8/01/12	3,400	3,567,722
Metropolitan Transportation Authority, RB, Transportation,
Series B, Mandatory Put Bonds, 5.00%, 11/15/16 (a)	4,000	4,070,000
New York City Transitional Finance Authority, Future Tax
Secured, Sub Series E, RB:
4.00%, 11/01/12	3,000	3,148,140
5.00%, 11/01/13	2,000	2,202,840
New York City Transitional Finance Authority, Refunding RB,
Future Tax Secured, Sub-Series D-2, 5.00%, 11/01/12	20,315	21,588,750
New York State Dormitory Authority, RB, General Purpose:
Series A, 5.00%, 3/15/15	5,560	6,335,731
Series E, 5.00%, 2/15/13	5,865	6,296,077
New York State Dormitory Authority, Refunding RB:
Mount Sinai School of Medicine, Series A,
5.00%, 7/01/14	1,195	1,301,534
State University Educational Facilities, 3rd General
Resolution, Series B, Mandatory Put Bonds,
5.25%, 11/15/23 (a)	6,000	6,237,300
New York State Energy Research & Development
Authority, Refunding RB, Consolidated Edison Co. of
New York, Inc. Project, Mandatory Put Bonds, AMT,
1.45%, 6/01/36 (a)	5,000	5,018,700
New York State Environmental Facilities Corp., RB,
Waste Management Inc. Project, Series A, Mandatory
Put Bonds, 2.50%, 7/01/17 (a)	5,000	5,036,900
New York State Thruway Authority, RB, BAN,
4.00%, 7/15/11	2,250	2,253,420
New York State Thruway Authority, Refunding RB:
General, Second Series B (NPFGC), 5.00%, 4/01/13	5,550	5,973,077
Series A, 5.00%, 4/01/12	5,000	5,179,650
New York State Urban Development Corp., Refunding RB,
Service Contract, Series A-1, 5.00%, 1/01/13	7,320	7,787,455
State of New York, GO, Refunding, Series C,
5.00%, 4/15/12	5,285	5,484,562
		134,567,156
North Carolina — 3.5%
County of Mecklenburg, GO, Refunding, Series C,
5.00%, 2/01/13	9,400	10,093,250
County of Wake North Carolina, GO, Refunding, Series C,
5.00%, 3/01/12	5,185	5,350,816
State of North Carolina, GO, Public Improvement, Series A,
5.00%, 3/01/13	9,000	9,696,600
State of North Carolina, RB, Series A, 5.00%, 5/01/13	8,055	8,724,371
University of North Carolina at Chapel Hill, RB, Series A,
4.00%, 2/01/13	1,605	1,681,093
		35,546,130

	Par
Municipal Bonds	(000)	Value
Ohio — 1.4%
Ohio Air Quality Development Authority, Refunding
PCRB, FirstEnergy, Series D, Mandatory Put Bonds,
4.75%, 8/01/29 (a)	$10,000	$ 10,355,300
Ohio State University, Refunding RB, Series A,
5.00%, 12/01/12	4,000	4,261,720
		14,617,020
Oregon — 0.6%
City of Portland Oregon, Refunding RB, Second Lien,
Series A, 5.00%, 3/01/14	4,950	5,498,906
County of Gilliam Oregon, RB, Waste Management Inc.
Project, Mandatory Put Bonds, 1.70%, 10/01/18 (a)	1,000	1,000,550
		6,499,456
Pennsylvania — 6.3%
City of Philadelphia Pennsylvania, Refunding RB, Series A
(AGM), 5.00%, 6/15/13	9,000	9,640,170
Commonwealth of Pennsylvania, GO:
First, Series, 5.00%, 3/15/13	7,455	8,029,408
First, Series A, 5.00%, 2/15/13	8,280	8,888,994
Third, Series A, 5.00%, 7/15/12	5,000	5,247,200
Commonwealth of Pennsylvania, GO, Refunding:
5.00%, 7/15/12	2,500	2,623,550
Second Series (NPFGC), 5.00%, 7/01/12	13,000	13,619,450
Pennsylvania Economic Development Financing
Authority, RB:
Convention Center Project, Series A, 5.00%, 6/15/12	4,000	4,165,080
Waste Management Inc. Project, 2.75%, 9/01/13	4,250	4,294,242
Waste Management Inc. Project, Mandatory
Put Bonds, 2.63%, 12/01/33 (a)	3,500	3,537,940
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Bonds, Refunding, Philadelphia Funding
Program, 5.00%, 6/15/13	3,085	3,345,775
		63,391,809
South Carolina — 0.9%
South Carolina State Public Service Authority,
Refunding RB, Series A, 5.00%, 1/01/12	3,000	3,071,850
State of South Carolina, GO, State Highway, Series B,
4.50%, 4/01/12	6,000	6,081,360
		9,153,210
Tennessee — 1.3%
County of Shelby Tennessee, GO, Refunding, Series A
(AMBAC), 5.00%, 4/01/12	4,000	4,144,200
Metropolitan Government of Nashville & Davidson County
Tennessee, Refunding RB (NPFGC), 5.00%, 1/01/14	8,110	8,956,603
		13,100,803
Texas — 8.5%
City of Dallas Texas, GO, 5.00%, 2/15/12	4,775	4,917,104
City of El Paso Texas, Refunding RB, Series A,
4.00%, 3/01/14	2,000	2,162,040
City of Houston Texas, Refunding RB, Sub Lien (c):
Series A, AMT, 5.00%, 7/01/14	4,000	4,306,920
Series B, 5.00%, 7/01/14	1,500	1,651,950
County of Harris Texas, Refunding RB, Toll Road,
Senior Lien, Series B-1 (NPFGC), 5.00%, 8/15/14	1,295	1,449,623
Dallas ISD, GO, Refunding, 4.50%, 2/15/12	6,000	6,156,360
Harris County Cultural Education Facilities Finance
Corp., RB, Methodist Hospital System, Series B,
5.25%, 12/01/14	2,600	2,948,634
Harris County Cultural Education Facilities Finance Corp.,
Refunding RB, Methodist Hospital System:
5.00%, 6/01/12	3,450	3,597,143
5.00%, 6/01/13	10,000	10,800,400
Lower Colorado River Authority, RB, LCRA Transmission
Service (AGM), 5.38%, 5/15/12	3,475	3,626,406

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	19

BlackRock Short-Term Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
Lower Colorado River Authority, Refunding RB,
5.00%, 5/15/13	$ 6,000	$ 6,475,260
North Texas Tollway Authority, RB, System, First Tier,
Series L-2, Mandatory Put Bonds, 6.00%, 1/01/38 (a)	3,700	3,967,177
State of Texas, GO, Refunding, Public Finance Authority:
5.00%, 10/01/12	11,170	11,841,205
Series A, 5.00%, 10/01/12	3,500	3,710,315
Texas A&M University, RB, Financing System, Series D,
5.00%, 5/15/13	3,325	3,606,029
Texas A&M University, Refunding RB, Financing System,
Series B, 5.00%, 5/15/12	4,000	4,166,440
Texas Public Finance Authority, RB, Unemployment
Compensation, Series A, 5.00%, 7/01/13	10,000	10,880,900
		86,263,906
Utah — 0.7%
City of Riverton Utah, RB, IHC Health Services, Inc.,
5.00%, 8/15/13	1,400	1,524,572
State of Utah, GO, Series C, 3.00%, 7/01/12	5,500	5,653,615
		7,178,187
Virginia — 6.1%
County of Fairfax Virginia, GO, Refunding, Public
Improvement, Series A, 5.25%, 4/01/12	3,940	4,089,444
County of Fairfax Virginia, GO, Series D, 5.00%, 10/01/13	10,000	11,019,800
Louisa IDA, RB, Virginia Electric & Power Co.
Project, Series A, Mandatory Put Bonds, AMT,
2.50%, 3/01/31 (a)	20,000	20,398,600
Virginia Public Building Authority, RB:
Series B, 5.00%, 8/01/12	7,185	7,556,393
Series C, 5.00%, 8/01/12	1,000	1,051,690
Virginia Public School Authority, RB, School Educational
Technology Notes:
Series IX, 5.00%, 4/15/12	4,065	4,218,738
Series XI, 2.00%, 4/15/13	7,880	8,104,580
Virginia Public School Authority, Refunding RB, Series A,
5.00%, 8/01/12	1,000	1,051,690
Virginia Resources Authority, Refunding RB, Series A,
4.00%, 10/01/12	4,145	4,338,489
		61,829,424
Washington — 2.7%
City of Seattle Washington, GO, Refunding, Limited Tax,
Series B, 5.00%, 8/01/13	5,000	5,468,650
City of Seattle Washington, Refunding RB, Improvement,
Series B, 5.00%, 2/01/14	10,000	11,080,400
State of Washington, GO, Refunding, Various Purpose,
Series R-2011B, 5.00%, 7/01/14	10,000	11,234,200
		27,783,250
Total Long-Term Investments
(Cost — $975,292,496) — 97.0%		984,561,988

	Par
Short-Term Securities	(000)	Value
Illinois — 1.9%
Regional Transit Authority, Refunding RB, ERS, VRDN,
Series B, 1.35%, 7/01/11 (d)	$18,800	$ 18,800,000
	Shares
Money Market — 0.2%
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	1,487,006	1,487,006
Total Short-Term Securities
(Cost — $20,287,006) — 2.1%		20,287,006
Total Investments (Cost — $995,579,502*) — 99.1%		1,004,848,994
Other Assets Less Liabilities — 0.9%		9,419,541
Net Assets — 100.0%		$1,014,268,535

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 995,579,502
Gross unrealized appreciation	$ 9,856,524
Gross unrealized depreciation	(587,032)
Net unrealized appreciation	$ 9,269,492

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Goldman Sachs & Co.	$5,958,870	$ 17,280

(d) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at June 30,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	24,582,016	(23,095,010)	1,487,006	$13,112

(f) Represents the current yield as of report date.

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE	30, 2011

BlackRock Short-Term Municipal Fund
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statements purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The categorization of a value determined for investments is based on the pricing transparency of the investment does not necessarily correspond to the Fund’s per-
ceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to financial statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1] .	—	$ 984,561,988	—	$ 984,561,988
Short-Term
Securities	$ 1,487,006	18,800,000	—	20,287,006
Total	$ 1,487,006	$1,003,361,988	—	$1,004,848,994

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	21

BlackRock Municipal Fund
Schedule of Investments June 30, 2011 (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.2%
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$ 1,350	$ 1,435,158
Alaska — 1.1%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek
Correctional Center (AGC):
6.00%, 9/01/28	2,000	2,249,600
6.00%, 9/01/32	5,250	5,764,185
		8,013,785
Arizona — 0.5%
State of Arizona, COP, Department of Administration,
Series A (AGM):
5.00%, 10/01/27	2,375	2,400,436
5.25%, 10/01/28	1,025	1,045,541
		3,445,977
California — 10.4%
Antelope Valley Community College District, GO,
Election of 2004, Series B (NPFGC), 5.25%, 8/01/39	1,050	1,063,577
California Health Facilities Financing Authority,
Refunding RB, St. Joseph Health System, Series A,
5.75%, 7/01/39	1,000	1,013,430
City of San Jose California, GO, Libraries, Parks, and
Public Safety Project (NPFGC), 5.00%, 9/01/30	3,700	3,755,944
City of San Jose California, Refunding RB, Series A, AMT
(AMBAC), 5.50%, 3/01/32	6,285	6,187,645
Fresno Unified School District California, GO, Election
of 2001:
Series D (NPFGC), 5.00%, 8/01/27	2,500	2,521,025
Series E (AGM), 5.00%, 8/01/30	1,500	1,510,635
Los Angeles Department of Airports, RB, Los Angeles
International, Sub-Series B, 5.00%, 5/15/35	5,000	4,924,350
Los Angeles Municipal Improvement Corp., RB, Series B1
(NPFGC), 4.75%, 8/01/37	9,550	8,515,066
Mount Diablo Unified School District California, GO,
Election of 2002 (NPFGC), 5.00%, 7/01/27	7,250	7,306,260
Orange County Sanitation District, COP, Series B (AGM),
5.00%, 2/01/31	1,380	1,421,248
Palm Springs Financing Authority, Refunding RB,
Convention Center Project, Series A (NPFGC),
5.50%, 11/01/35	6,190	6,051,468
Palomar Community College District, GO, Election
of 2006, Series B, CAB, 6.20%, 8/01/39 (a)	15,000	5,912,400
Rialto Unified School District California, GO, CAB,
Series A (NPFGC), 4.22%, 6/01/25 (b)	11,685	4,949,182
Roseville Joint Union High School District California, GO,
Election of 2004, Series A (NPFGC), 5.00%, 8/01/29	5,000	5,048,150
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	2,685	2,716,549
San Jose Unified School District Santa Clara County
California, GO, Election of 2002, Series B (NPFGC),
5.00%, 8/01/29	3,650	3,718,656
San Marcos Unified School District, GO, Election of 2010,
Series A (c):
5.00%, 8/01/34	1,000	985,140
5.00%, 8/01/38	950	927,913
Tahoe-Truckee Unified School District, GO, School Facility
Improvement District 2, Election of 2002, Series A
(NPFGC), 5.25%, 8/01/29	2,535	2,594,547
University of California, RB, Series O, 5.75%, 5/15/34	1,450	1,561,012
		72,684,197

	Par
Municipal Bonds	(000)	Value
Florida — 12.9%
Broward County School Board Florida, COP, Series A
(AGM), 5.25%, 7/01/33	$10,000	$ 10,093,200
City of Jacksonville Florida, RB, Series A:
5.25%, 10/01/32	3,775	3,877,114
5.25%, 10/01/33	3,975	4,060,025
Collier County School Board, COP (AGM),
5.00%, 2/15/23	2,000	2,067,380
County of Broward Florida, RB, Series A,
5.25%, 10/01/34	1,450	1,514,728
County of Duval Florida, COP, Master Lease Program
(AGM), 5.00%, 7/01/33	12,050	11,860,453
County of Miami-Dade Florida, GO, Building Better
Communities Program, Series B-1, 5.75%, 7/01/33	2,400	2,537,160
County of Miami-Dade Florida, RB:
Miami International Airport, Series A, AMT (AGC),
5.50%, 10/01/26	7,000	7,205,870
Miami International Airport, Series A, AMT (AGC),
5.50%, 10/01/27	5,495	5,629,737
Water & Sewer System (AGM), 5.00%, 10/01/39	7,150	7,181,031
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, AMT (AGC), 5.00%, 10/01/40	7,380	6,543,108
Florida Ports Financing Commission, Refunding RB,
State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	10,000	9,897,700
5.38%, 10/01/29	1,650	1,655,660
Hillsborough County Aviation Authority Florida, RB,
Series A, AMT (AGC), 5.38%, 10/01/33	5,000	4,957,900
Orange County School Board, COP, Series A (NPFGC),
5.00%, 8/01/32	6,975	6,992,856
Sarasota County Public Hospital District, RB, Sarasota
Memorial Hospital Project, Series A, 5.63%, 7/01/39	500	500,475
South Florida Water Management District, COP (AGC),
5.00%, 10/01/22	3,500	3,672,585
		90,246,982
Georgia — 4.8%
County of DeKalb Georgia, Refunding RB, Series B (AGM),
5.25%, 10/01/32	1,500	1,523,535
Gwinnett County Hospital Authority, Refunding RB,
Gwinnett Hospital System, Series D (AGM),
5.50%, 7/01/41	475	476,829
Municipal Electric Authority of Georgia, RB,
Series Y (AMBAC):
6.40%, 1/01/13	5,740	6,005,360
6.40%, 1/01/13 (d)	340	358,948
Municipal Electric Authority of Georgia, Refunding RB,
Series EE (AMBAC), 7.00%, 1/01/25	20,000	25,393,000
		33,757,672
Illinois — 7.1%
Chicago Park District, GO, Harbor Facilities, Series C,
5.25%, 1/01/40	1,000	1,017,210
City of Chicago Illinois, ARB, General, Third Lien,
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,690	18,009,835
City of Chicago Illinois, GO, Refunding, Series A (AGM),
5.00%, 1/01/25	5,000	5,058,200
City of Chicago Illinois, RB, Series A (BHAC),
5.50%, 1/01/38	3,000	3,085,740
County of Cook Illinois, GO, Refunding, Series A,
5.25%, 11/15/33	2,300	2,342,481

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE	30, 2011

 BlackRock Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Illinois (concluded)
Illinois Finance Authority, RB, Carle Foundation, Series A
(AGM), 6.00%, 8/15/41	$ 3,500	$ 3,582,355
Illinois Finance Authority, Refunding RB, Central DuPage
Health, Series B, 5.50%, 11/01/39	4,200	4,227,552
Illinois State Toll Highway Authority, RB, Series B,
5.50%, 1/01/33	3,125	3,200,375
Illinois State Toll Highway Authority, Refunding RB, Senior
Series A-1, 5.00%, 1/01/31	5,000	5,013,750
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	4,500	4,523,130
		50,060,628
Indiana — 1.5%
Indiana Municipal Power Agency, RB, Series B,
5.75%, 1/01/34	700	710,731
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, Waterworks Project:
Series A, 5.75%, 1/01/38	2,800	2,933,616
Series P, (AGC), 5.50%, 1/01/38	6,900	7,179,243
		10,823,590
Iowa — 0.8%
Iowa Finance Authority, RB, Series A (AGC),
5.63%, 8/15/37	5,600	5,751,984
Maryland — 0.7%
Maryland Health & Higher Educational Facilities Authority,
RB, University of Maryland Medical System, Series B
(NPFGC), 7.00%, 7/01/22	4,400	5,150,200
Massachusetts — 2.4%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series C, 5.60%, 1/01/45	4,000	4,004,600
S/F Housing, Series 128, 4.88%, 12/01/38 (e)	95	92,268
Massachusetts HFA, Refunding RB, AMT:
Rental Housing, Series A (AGM), 5.15%, 7/01/26	970	976,043
Series C, 5.35%, 12/01/42	1,950	1,883,797
Massachusetts School Building Authority, RB, Series A
(AGM), 5.00%, 8/15/30	7,000	7,252,630
Massachusetts Water Resources Authority, Refunding RB,
General, Series A (NPFGC), 5.00%, 8/01/34	2,800	2,878,204
		17,087,542
Michigan — 3.1%
City of Detroit Michigan, Second Lien, Series B, RB:
(AGM), 6.25%, 7/01/36	675	733,333
(AGM), 7.00%, 7/01/36	350	399,921
System (NPFGC), 5.00%, 7/01/36	3,500	3,254,790
City of Detroit Michigan, Refunding RB, Second Lien,
Series E (BHAC), 5.75%, 7/01/31	4,000	4,187,440
Kalamazoo Hospital Finance Authority, RB, Bronson
Methodist Hospital (AGM), 5.25%, 5/15/36	750	745,830
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	3,150	3,320,982
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,800	1,797,912
Michigan Strategic Fund, Refunding RB, Detroit Edison Co.
Project, Series A AMT (Syncora), 5.50%, 6/01/30	7,345	7,259,578
		21,699,786

	Par
Municipal Bonds	(000)	Value
Mississippi — 0.2%
Harrison County Wastewater Management District,
Refunding RB, Wastewater Treatment Facilities,
Series A (FGIC), 8.50%, 2/01/13 (d)	$ 1,320	$ 1,425,666
Nevada — 1.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing
Arts Center, 6.00%, 4/01/34	1,450	1,560,447
Clark County Water Reclamation District, GO, Series B,
5.75%, 7/01/34	3,125	3,409,187
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A
(AGC), 5.25%, 7/01/39	2,700	2,676,510
System, Subordinate Lien, Series C (AGM),
5.00%, 7/01/26	2,350	2,407,598
		10,053,742
New Jersey — 10.7%
Cape May County Industrial Pollution Control Financing
Authority, Refunding RB, Atlantic City Electric Co.,
Series A (NPFGC), 6.80%, 3/01/21	6,810	8,307,791
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM):
5.80%, 11/01/21	3,125	3,612,406
5.80%, 11/01/22	8,310	9,513,870
5.80%, 11/01/23	4,340	4,962,920
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A
(NPFGC), 5.25%, 7/01/33	26,500	26,638,595
New Jersey Higher Education Student Assistance
Authority, RB, Series 1, AMT (c):
5.50%, 12/01/25	950	957,448
5.75%, 12/01/27	500	504,260
5.75%, 12/01/28	450	451,373
New Jersey State Housing & Mortgage Finance Agency,
RB, Series AA, 6.38%, 10/01/28	1,840	1,972,204
New Jersey State Turnpike Authority, RB, Series C (AGM),
5.00%, 1/01/30	13,500	13,703,310
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.88%, 12/15/38	4,255	4,503,322
		75,127,499
New York — 6.9%
City of New York New York, GO, Series C (Syncora),
5.63%, 3/15/18	5	5,149
City of Niagara Falls New York, GO, Public Improvement
(NPFGC), 6.90%, 3/01/24	5	5,006
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	700	768,404
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/32	10,000	10,210,600
New York State Urban Development Corp., RB, State
Personal Income Tax, State Facilities, Series A-1
(NPFGC), 5.25%, 3/15/34	10,050	10,242,056
Sales Tax Asset Receivable Corp., RB, Series A:
(AMBAC), 5.00%, 10/15/32	15,650	16,030,139
(NPFGC), 5.00%, 10/15/20	10,000	11,022,900
		48,284,254
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Novant
Health Obligation, Series A, 4.75%, 11/01/43	3,950	3,297,223

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	23

BlackRock Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
North Dakota — 0.3%
North Dakota State HFA, RB, Housing Finance Program,
Series C, AMT (AMBAC), 5.30%, 7/01/22	$ 1,655	$ 1,701,853
Pennsylvania — 1.3%
City of Philadelphia Pennsylvania, RB, 12th Series B
(NPFGC), 7.00%, 5/15/20 (d)	4,310	5,358,235
Pennsylvania Turnpike Commission, RB, Subordinate,
Special Motor License Fund, 6.00%, 12/01/36	950	1,053,769
Philadelphia School District, GO, Series E,
6.00%, 9/01/38	2,300	2,412,953
		8,824,957
Puerto Rico — 1.1%
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 6.38%, 8/01/39	7,100	7,586,634
South Carolina — 0.4%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health,
Series A (AGM), 6.50%, 8/01/39	380	393,323
South Carolina State Public Service Authority, RB,
Santee Cooper, Series A, 5.50%, 1/01/38	2,300	2,449,592
		2,842,915
Texas — 10.7%
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (AGC), 6.00%, 11/15/35	3,650	4,050,296
County of Harris Texas, Refunding RB, Senior Lien-Toll
Road (AGM), 5.00%, 8/15/30	10,000	10,092,000
Dallas Area Rapid Transit, Refunding RB, Senior Lien,
5.25%, 12/01/38	5,000	5,205,350
Dallas-Fort Worth International Airport Facilities
Improvement Corp., RB, AMT, Series A (NPFGC):
6.00%, 11/01/28	25,950	25,981,140
5.50%, 11/01/33	2,000	1,979,540
Mansfield ISD Texas, GO, School Building (PSF-GTD),
5.00%, 2/15/33	3,000	3,114,420
North Texas Tollway Authority, First Tier, Refunding RB:
Series A, 6.00%, 1/01/28	1,000	1,070,960
System (NPFGC), 5.75%, 1/01/40	9,870	9,907,111
System, Series A (AMBAC), 5.63%, 1/01/33	2,040	2,070,457
System, Series B (NPFGC), 5.75%, 1/01/40	7,700	7,728,952
Texas Department of Housing & Community Affairs, MRB,
Series A, AMT (NPFGC):
5.45%, 9/01/23	1,720	1,728,841
5.50%, 3/01/26	2,220	2,226,216
		75,155,283
Utah — 0.6%
Utah Transit Authority, RB, Series A (AGM),
5.00%, 6/15/36	4,000	4,103,840
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	600	619,296

	Par
Municipal Bonds	(000)	Value
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB,
Series A, 5.00%, 11/01/36	$10,000	$ 10,195,100
Chelan County Public Utility District No. 1, RB,
Chelan Hydro System, Series A, AMT (AMBAC),
5.45%, 7/01/37	10,710	10,621,750
Washington Health Care Facilities Authority, RB,
Providence Health & Services, Series A:
5.00%, 10/01/39	1,950	1,926,580
5.25%, 10/01/39	1,075	1,087,696
		23,831,126
Wisconsin — 1.9%
City of Superior Wisconsin, Refunding RB, Midwest Energy
Resources, Series E (NPFGC), 6.90%, 8/01/21	9,000	11,107,080
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Senior Credit Group,
5.00%, 11/15/33	2,400	2,411,280
		13,518,360
Total Municipal Bonds — 85.0%		596,530,149
Municipal Bonds Transferred to
Tender Option Bond Trusts (f)
Arizona — 1.0%
City of Mesa Arizona, RB, 5.00%, 7/01/35	7,000	7,143,640
California — 2.1%
San Diego County Water Authority, COP, Refunding,
Series 2008-A (AGM), 5.00%, 5/01/33	4,500	4,562,100
Sequoia Union High School District California, GO,
Refunding, Election of 2004, Series B (AGM),
5.50%, 7/01/35	10,055	10,360,118
		14,922,218
Colorado — 0.2%
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	1,580	1,623,821
District of Columbia — 1.4%
Metropolitan Washington Airports Authority, RB, Series B,
AMT (AGM), 5.00%, 10/01/36	10,000	9,624,166
Florida — 2.7%
City of Tallahassee Florida, RB (NPFGC),
5.00%, 10/01/37	10,000	10,031,200
Jacksonville Electric Authority Florida, RB, Sub-Series A,
5.63%, 10/01/32	6,300	6,700,743
Orange County School Board, COP, Series A (NPFGC),
5.00%, 8/01/30	2,000	2,015,980
		18,747,923
Illinois — 1.3%
City of Chicago Illinois, Refunding RB, Second Lien
(AGM), 5.25%, 11/01/33	5,000	5,097,150
Illinois Finance Authority, RB, Carle Foundation, Series A
(AGM), 6.00%, 8/15/41	3,600	3,684,708
		8,781,858
Louisiana — 1.8%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	11,950	12,279,581

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE	30, 2011

BlackRock Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
Massachusetts — 2.2%
Massachusetts School Building Authority, RB, Series A
(AGM), 5.00%, 8/15/30	$15,000	$ 15,541,350
New York — 2.4%
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	2,010	2,207,663
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.25%, 10/15/27	13,931	14,942,725
		17,150,388
Ohio — 0.1%
State of Ohio, RB, Cleveland Clinic Health, Series B,
5.50%, 1/01/34	1,000	1,037,290
Texas — 2.7%
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse
(PSF-GTD), 5.00%, 2/15/32	10,000	10,427,200
Harris County Cultural Education Facilities Finance Corp.,
RB, Hospital, Texas Children’s Hospital Project,
5.50%, 10/01/39	8,500	8,680,030
		19,107,230
Washington — 1.5%
State of Washington, GO, Series D (AGM),
5.00%, 1/01/28	10,000	10,363,500
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	2,499	2,484,784
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 19.8%		138,807,749
Total Long-Term Investments
(Cost — $721,238,771) — 104.8%		735,337,898

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	37,528,861	$ 37,528,861
Total Short-Term Securities
(Cost — $37,528,861) — 5.3%		37,528,861
Total Investments (Cost — $758,767,632*) — 110.1%		772,866,759
Liabilities in Excess of Other Assets — (0.7)%		(4,652,000)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (9.4)%		(66,350,848)
Net Assets — 100.0%		$ 701,863,911

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 693,915,655
Gross unrealized appreciation	$ 20,484,133
Gross unrealized depreciation	(7,833,332)
Net unrealized appreciation	$ 12,650,801

(a) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)
Bank of America Merrill Lynch	$1,913,081	$ 28,559
Stone & Youngberg	$1,913,053	$ (17,589)

(d) Security is collateralized by Municipal or US Treasury obligations.
(e) Variable rate security. Rate shown is as of report date.
(f) Securities represent bonds transferred to a TOB trust in exchange for which the
Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(g) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of theInvestment Company Act of 1940, as amended, were as follows:

	Shares Held			Shares Held	Value at
	at June 30,	Shares	Shares	at June 30,	June 30	Realized
Affiliate	2010	Purchased	Sold	2011	2011	Loss	Income
BlackRock Insured Municipal Term Trust, Inc.	204,800	—	(204,800)	—	—	$(213,126)	$89,498
FFI Institutional Tax-Exempt Fund	16,338,498	21,190,363[1]	—	37,528,861	$37,528,861	—	$31,810
[1] Represents net shares purchased.

(h) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	25

BlackRock Municipal Fund
Schedule of Investments (concluded)

• Financial futures contracts sold as of June 30, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange Expiration		Value Appreciation
230 10-Year US	Chicago Board September
Treasury Note	of Trade	201	$28,184,954 $ 49,485

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant policies please refer to the please refer to Note 1 of the Notes to Financial
Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1] .	—	$ 735,337,898	—	$ 735,337,898
Short-Term
Securities	$ 37,528,861	—	—	37,528,861
Total	$ 37,528,861	$ 735,337,898	—	$ 772,866,759
[1] See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest Rate
Contracts $ 49,485	—	—	$ 49,485
[2] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE	30, 2011

 BlackRock National Municipal Fund
Schedule of Investments June 30, 2011 (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 1.2%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$15,500	$ 15,818,060
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC), 6.00%, 6/01/39	10,275	10,923,147
Courtland IDB Alabama, RB, International Paper Co.
Projects, Series A, 6.25%, 11/01/33	2,590	2,693,678
Courtland IDB, Refunding RB, AMT:
Champion International Corp. Project,
6.00%, 8/01/29	185	185,000
International Paper Co., Series B, 6.25%, 8/01/25	750	758,767
		30,378,652
Alaska — 0.1%
Northern Tobacco Securitization Corp., RB, Series A,
5.00%, 6/01/46	4,020	2,603,151
Arizona — 1.0%
City of Mesa Arizona, RB, 5.00%, 7/01/35	10,450	10,664,434
Maricopa County & Phoenix Industrial Development
Authorities, Refunding RB, S/F, Series A-2, AMT
(Ginnie Mae), 5.80%, 7/01/40	2,200	2,242,416
Maricopa County IDA Arizona, RB, Arizona Charter
Schools Project, Series A, 6.75%, 7/01/29	3,100	2,058,865
Peoria Improvement District No. 8401 Arizona, Special
Assessment Bonds, No. 8802, 7.20%, 1/01/13	510	519,609
Pima County IDA, IDRB, Tucson Electric Power, Series A,
6.38%, 9/01/29	4,065	4,087,154
Pinal County IDA Arizona, RB, San Manuel Facility Project,
AMT, 6.25%, 6/01/26	500	442,200
Prescott Valley Improvement District Arizona, Special
Assessment Bonds, Sewer Collection System Roadway
Repair, 7.90%, 1/01/12	60	61,928
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	3,000	3,079,440
5.75%, 7/15/24	2,125	2,222,920
		25,378,966
California — 16.4%
ABAG Finance Authority for Nonprofit Corps,
Refunding RB, Sharp Healthcare, 6.25%, 8/01/39	9,000	9,252,090
California Health Facilities Financing Authority, RB,
Sutter Health, Series A, 6.25%, 8/15/35	2,500	2,502,600
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series E, 5.63%, 7/01/25	5,000	5,286,750
Series A, 6.00%, 7/01/39	11,905	12,325,128
Series B, 6.00%, 8/15/42	17,375	18,373,541
Stanford Hospital, Series A 3, 5.50%, 11/15/40	7,500	7,636,050
California State Public Works Board, RB, Various
Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	12,875	13,205,888
Sub-Series I-1, 6.38%, 11/01/34	9,705	10,222,762
Sub-Series I-1, 6.63%, 11/01/34	3,605	3,875,411
California Statewide Communities Development Authority,
RB, Health Facility, Memorial Health Services, Series A,
6.00%, 10/01/23	9,880	10,247,931
California Statewide Communities Development Authority,
Refunding RB, Catholic Healthcare West, Series B,
5.50%, 7/01/30	2,985	3,013,835
Chula Vista Community Facilities District California,
Special Tax Bonds, District No. 06-1, Eastlake-Woods,
Improvement Area A, 6.15%, 9/01/26	3,215	3,261,489
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	4,875	5,206,744
City of Newport Beach California, RB, Hoag Memorial
Hospital Presbyterian, 6.00%, 12/01/40	6,410	6,887,609
City of Roseville California, Special Tax Bonds, Stoneridge
Community Facilities No. 1, 6.30%, 9/01/11 (a)	2,500	2,575,475

	Par
Municipal Bonds	(000)	Value
California (concluded)
City of San Jose California, RB, Convention Center
Expansion & Renovation Project:
6.50%, 5/01/36	$ 1,510	$ 1,558,531
6.50%, 5/01/42	5,130	5,271,947
County of Sacramento California, RB, Subordinated and
Passenger Facility Charges/Grant, Series C:
6.00%, 7/01/39	13,265	13,802,365
6.00%, 7/01/41	7,495	7,794,125
East Bay Municipal Utility District, Refunding RB,
Sub-Series A, 5.00%, 6/01/36	10,400	10,793,640
Los Angeles Municipal Improvement Corp., RB, Real
Property, Series E:
6.00%, 9/01/34	2,680	2,831,956
6.00%, 9/01/39	9,450	9,953,591
Metropolitan Water District of Southern California, RB,
Series A, 5.00%, 7/01/37	10,000	10,255,200
Modesto Irrigation District, COP, Capital Improvements,
Series A, 6.00%, 10/01/39	9,820	10,188,250
Orange County Sanitation District, COP, Series A,
5.00%, 2/01/35	10,000	10,240,500
Orange County Water District, COP:
Refunding, 5.00%, 8/15/39	15,000	15,296,550
Series B (NPFGC), 5.00%, 8/15/34	10,000	10,063,500
Pittsburg Redevelopment Agency, Tax Allocation Bonds,
Refunding, Subordinate, Los Medanos Community
Project, Series A, 6.50%, 9/01/28	10,000	9,826,600
Pittsburg Unified School District, COP, 6.20%, 9/01/34	10,465	10,590,789
Port of Oakland, RB, Series K, AMT (NPFGC),
5.88%, 11/01/30	10,950	10,950,986
San Francisco City & County Airports Commission, RB,
Series E, 6.00%, 5/01/39	24,300	26,003,916
San Francisco City & County Airports Commission,
Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	9,178,699
5.75%, 5/01/23	17,000	18,345,380
San Francisco City & County Redevelopment Agency,
Special Tax Bonds, Community Facilities District
No. 6-Mission, Series A:
6.00%, 8/01/21	5,000	5,001,750
6.00%, 8/01/25	2,550	2,549,694
San Francisco Uptown Parking Corp. California, RB,
Union Square (NPFGC), 6.00%, 7/01/20	1,075	1,100,789
San Joaquin County Transportation Authority, RB,
Limited Tax Measure K, Series A, 6.00%, 3/01/36	10,700	11,648,662
San Juan Water District, COP, Series A, 6.00%, 2/01/39	10,000	10,709,100
Santa Margarita Water District California, Special Tax
Bonds, Refunding, Facilities District No. 99-1,
6.20%, 9/01/20	2,650	2,653,657
State of California, GO, Various Purpose, 6.50%, 4/01/33	38,000	42,215,340
Tuolumne Wind Project Authority, RB, Tuolumne Co.
Project, Series A, 5.88%, 1/01/29	16,130	17,507,663
		400,206,483
Colorado — 0.6%
Colorado Health Facilities Authority, RB, Catholic Health
Initiatives, Series D, 6.25%, 10/01/33	3,540	3,821,713
Colorado Housing & Finance Authority, RB, S/F Program,
Senior Series B-3, 6.55%, 10/01/16	70	72,930
Colorado Housing & Finance Authority, Refunding RB,
S/F Program:
Senior Series A-2, AMT, 7.50%, 4/01/31	115	118,930
Senior Series A-3, 7.35%, 10/01/30	55	57,669
Senior Series C-3 (FHA), 6.75%, 10/01/21	205	224,321
Senior Series C-3 (FHA), 7.15%, 10/01/30	55	56,022
Series B-2, AMT, 7.10%, 4/01/17	40	41,432
Series B-2, AMT, 7.25%, 10/01/31	405	415,599
Series C-2 AMT (FHA), 7.25%, 10/01/31	165	165,850

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	27

BlackRock National Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Colorado (concluded)
Plaza Metropolitan District No. 1 Colorado, Tax Allocation
Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	$ 7,700	$ 7,680,981
Subordinate, 8.13%, 12/01/25	1,885	1,717,612
		14,373,059
Connecticut — 0.1%
Connecticut State Development Authority, RB, Bridgeport,
AMT (AMBAC), 6.15%, 4/01/35	1,250	1,249,887
Connecticut State Health & Educational Facility
Authority, RB, Bridgeport Hospital, Series A (NPFGC),
6.63%, 7/01/18	1,000	1,008,290
Connecticut State Health & Educational Facility Authority,
Refunding RB (Radian), 6.63%, 7/01/26	640	642,349
		2,900,526
Delaware — 0.5%
County of Sussex Delaware, RB, NRG Energy, Inc.,
Indian River Project, 6.00%, 10/01/40	12,000	12,033,720
District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30	17,000	18,845,520
District of Columbia Water & Sewer Authority, RB, Series A:
6.00%, 10/01/35	12,630	14,315,094
5.50%, 10/01/39	6,475	6,887,911
		40,048,525
Florida — 6.3%
Anthem Park Community Development District, Special
Assessment Bonds, 5.80%, 5/01/36 (b)(c)	1,815	999,593
County of Escambia Florida, RB, International Paper Co.
Projects, Series B, 6.25%, 11/01/33	7,500	7,800,225
County of Lee Florida, RB, Series A, AMT (AGM),
6.00%, 10/01/29	13,015	13,054,045
County of Miami-Dade Florida, GO, Building Better
Communities Program:
Series B, 6.38%, 7/01/28	7,750	8,625,440
Series B-1, 6.00%, 7/01/38	25,000	26,920,250
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series C, 6.00%, 10/01/23	20,000	22,738,000
Fiddlers Creek Community Development District No. 2,
Special Assessment Bonds (b)(c):
Series A, 6.38%, 5/01/35	6,850	2,190,630
Series B, 5.75%, 5/01/13	555	177,489
Florida Housing Finance Corp., Refunding RB, AMT,
Homeowner Mortgage, Series 1 (Ginnie Mae),
6.00%, 7/01/39	3,340	3,413,614
Harbor Bay Community Development District Florida,
Special Assessment Bonds, Series A, 7.00%, 5/01/33	935	884,061
Highland Meadows Community Development
District, Special Assessment Bonds, Series A,
5.50%, 5/01/36 (b)(c)	1,090	420,141
Highlands County Health Facilities Authority, RB, Adventist
Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,247,534
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	6,000	5,412,480
Series B, 7.13%, 4/01/30	7,750	6,991,120
Jacksonville Economic Development Commission, RB,
Mayo Clinic:
Jacksonville, Series B, 5.50%, 11/15/36	2,000	2,013,000
Series A (NPFGC), 5.50%, 11/15/36	1,000	1,009,410
Jacksonville Electric Authority Florida, RB:
Scherer 4 Project, Series A, 6.00%, 10/01/37	8,225	8,834,637
Sub-Series A, 5.63%, 10/01/32	10,525	11,194,495
Jacksonville Port Authority, RB, AMT (AGC),
6.00%, 11/01/38	8,240	8,318,033
Lee County Housing Finance Authority, RB,
Multi-County Program, Series A-2, AMT (Ginnie Mae),
6.00%, 9/01/40	495	542,386

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Lexington Oaks Community District, Special Assessment
Bonds, Series A, 6.70%, 5/01/33	$ 1,030	$ 1,046,356
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	5,000	5,066,250
Panther Trace II Community Development District, Special
Assessment Bonds, 5.13%, 11/01/13	6,915	6,213,335
St. Lucie West Services District, Refunding RB,
Senior Lien (NPFGC), 6.00%, 10/01/22	2,000	2,046,660
Sterling Hill Community Development District,
Special Assessment Bonds, Refunding, Series B,
5.50%, 11/01/10 (b)	165	115,467
Watergrass Community Development District, Special
Assessment Bonds, Series B:
5.13%, 11/01/14	1,000	646,080
6.96%, 11/01/17	1,950	1,767,149
		153,687,880
Georgia — 3.0%
City of Atlanta Georgia, RB, General, Series B, AMT
(NPFGC), 5.63%, 1/01/30	20,000	20,042,600
City of Atlanta Georgia, Refunding RB, General, Series C,
6.00%, 1/01/30	25,000	27,751,250
DeKalb County Hospital Authority Georgia, RB, DeKalb
Medical Center Inc. Project, 6.13%, 9/01/40	3,535	3,388,934
Fulton County Residential Care Facilities for the Elderly
Authority, Refunding RB, Canterbury Court Project,
Series A, 6.00%, 2/15/22	2,250	2,099,047
Municipal Electric Authority of Georgia, Refunding RB,
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	11,243,500
Richmond County Development Authority, RB, Recovery
Zone Facility, International Paper Co., Series B,
6.25%, 11/01/33	3,625	3,770,109
Rockdale County Development Authority, RB, Visy Paper
Project, Series A, AMT, 6.13%, 1/01/34	5,000	4,453,650
		72,749,090
Illinois — 9.3%
Bolingbrook Special Service Area No. 1, Special Tax
Bonds, Forest City Project, 5.90%, 3/01/27	1,000	807,290
Chicago Transit Authority, RB, Federal Transit Administration
Section 5309, Series A (AGC), 6.00%, 6/01/26	12,425	13,729,252
City of Chicago Illinois, ARB, General, Third Lien,
Series B-2, AMT (Syncora), 6.00%, 1/01/29	55,000	56,007,050
City of Chicago Illinois, Refunding RB, General, Third Lien,
Series C, 6.50%, 1/01/41	23,700	26,005,773
City of Chicago Illinois, Special Assessment Bonds,
Lake Shore East, 6.75%, 12/01/32	2,000	1,955,180
County of Cook Illinois, RB, Navistar International Corp.
Project, Recovery Zone Facility, 6.50%, 10/15/40	6,500	6,675,565
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D,
6.50%, 11/01/38	5,710	6,157,435
Carle Foundation, Series A, 6.00%, 8/15/41	2,450	2,455,316
Community Rehabilitation, 6.50%, 7/01/22 (a)	1,730	1,854,197
Community Rehabilitation Providers Facilities,
Series A, 6.50%, 7/01/22	1,410	1,324,667
DePaul University, Series A, 6.13%, 10/01/40	11,660	12,105,179
Navistar International, Recovery Zone,
6.50%, 10/15/40	4,500	4,621,545
Roosevelt University Project, 6.50%, 4/01/39	8,000	8,053,760
Rush University Medical Center Obligation Group,
Series A, 7.25%, 11/01/30	6,900	7,598,280
Rush University Medical Center Obligation Group,
Series B, 7.25%, 11/01/30	5,280	5,814,336
Rush University Medical Center, Series C,
6.38%, 11/01/29	2,860	3,008,034
University of Chicago, Series B, 6.25%, 7/01/38	20,000	22,478,200

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE	30, 2011

BlackRock National Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	$10,685	$ 11,346,615
OSF Healthcare System, 7.00%, 11/15/27	3,335	3,490,044
OSF Healthcare System, 7.13%, 11/15/35	1,870	1,943,641
OSF Healthcare System, 6.00%, 5/15/39	5,000	5,054,400
Railsplitter Tobacco Settlement Authority, RB,
6.00%, 6/01/28	13,565	13,756,538
Village of Hodgkins Illinois, RB, Metropolitan Biosolids
Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,002,100
Village of Wheeling Illinois, Tax Allocation Bonds, North
Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,540	1,396,888
		227,641,285
Indiana — 2.6%
Indiana Finance Authority, RB:
Sisters of St. Francis Health, 5.25%, 11/01/39	10,820	10,740,257
Trinity Health, Series A, 5.63%, 12/01/38	10,000	10,307,000
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Project, Series B,
6.00%, 8/01/39	9,335	9,885,578
Improvement, U.S. Steel Corp., 6.00%, 12/01/26	5,000	5,026,450
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	15,500	16,145,110
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, Waterworks Project, Series A (AGC),
5.75%, 1/01/38	10,000	10,477,200
		62,581,595
Kansas — 0.0%
Sedgwick & Shawnee Counties Kansas, RB,
Mortgage-Backed Securities, Series A1, AMT
(Ginnie Mae), 6.95%, 6/01/29	650	674,980
Kentucky — 0.8%
Kentucky Economic Development Finance Authority,
RB, Louisville Arena, Sub-Series A-1 (AGC),
6.00%, 12/01/42	2,500	2,569,550
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	5,000	4,944,350
Louisville/Jefferson County Metropolitan Government,
Refunding RB, Jewish Hospital & St. Mary’s HealthCare,
6.13%, 2/01/37	12,000	12,118,800
		19,632,700
Louisiana — 0.8%
Louisiana HFA, RB, S/F, Series D-2, AMT (Ginnie Mae),
5.80%, 6/01/20	115	119,027
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB, Westlake
Chemical Corp.:
Projects, 6.75%, 11/01/32	3,500	3,643,780
Series A, 6.50%, 8/01/29	6,665	6,928,934
Series A-1, 6.50%, 11/01/35	8,360	8,652,767
		19,344,508
Maryland — 0.3%
Maryland Community Development Administration, HRB,
Series B, AMT, 6.15%, 1/01/21	445	445,574
Maryland Community Development Administration, RB,
Waters Landing II Apartments, Series A, Mandatory
Put Bonds, AMT, 5.88%, 8/01/33 (d)	1,000	1,010,100
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Charlestown Community,
6.25%, 1/01/41	5,000	5,085,900
		6,541,574

	Par
Municipal Bonds	(000)	Value
Massachusetts — 0.2%
Massachusetts HFA, RB, Series B, 7.00%, 12/01/38	$ 5,000	$ 5,483,450
Michigan — 2.3%
County of Wayne Michigan, GO, Building Improvement,
Series A, 6.75%, 11/01/39	2,170	2,238,616
Eastern Michigan University, Refunding RB, General
(AMBAC), 6.00%, 6/01/24	415	416,394
Flint Hospital Building Authority Michigan, Refunding RB,
Hurley Medical Center, 6.00%, 7/01/20	2,430	2,338,559
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	10,000	9,852,700
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	3,335	3,516,024
Michigan State Building Authority, Refunding RB, Facilities
Program, Series I:
6.00%, 10/15/38	10,875	11,477,366
6.25%, 10/15/38	6,250	6,694,313
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital:
8.25%, 9/01/39	15,195	17,476,377
Series W, 6.00%, 8/01/39	2,900	2,944,312
		56,954,661
Minnesota — 0.9%
City of Eden Prairie Minnesota, RB, Rolling Hills Project,
Series A (Ginnie Mae), 6.15%, 8/20/31	1,000	1,051,130
City of Minneapolis Minnesota, Refunding RB, Fairview
Health Services:
Series A, 6.75%, 11/15/32	4,780	5,176,979
Series B (AGC), 6.50%, 11/15/38	14,460	15,662,638
Ramsey County Housing & Redevelopment Authority
Minnesota, RB, Hanover Townhouses Project, AMT,
6.00%, 7/01/31	1,110	1,110,466
		23,001,213
Mississippi — 0.1%
County of Warren Mississippi, Refunding RB, International
Paper Co. Project, Series B, AMT, 6.75%, 8/01/21	1,700	1,710,098
Missouri — 0.1%
City of Fenton Missouri, Tax Allocation Bonds, Refunding,
Gravois Bluffs Redevelopment Project, 5.00%, 4/01/14	1,000	1,069,510
Nevada — 3.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts
Center, 6.00%, 4/01/34	10,000	10,761,700
City of Reno Nevada, Special Assessment Bonds,
Somerset Parkway, 6.63%, 12/01/22	1,640	1,513,359
Clark County Water Reclamation District, GO, Series B,
5.75%, 7/01/38	26,000	28,401,100
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	41,700	42,928,065
Nevada Housing Division, RB, Multi-Unit Housing,
Series A, AMT (Freddie Mac), 6.30%, 4/01/32	4,950	4,953,366
		88,557,590
New Jersey — 2.2%
New Jersey EDA, RB:
Cedar Crest Village Inc. Facility, Series A,
7.25%, 11/15/11 (a)	3,300	3,418,767
Cigarette Tax, 5.75%, 6/15/29	2,530	2,384,146
New Jersey EDA, Refunding RB, New Jersey American
Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,250	8,323,672
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	1,870	2,147,826
7.50%, 12/01/32	7,200	8,084,520
New Jersey Health Care Facilities Financing Authority, RB,
AHS Hospital Corp., 6.00%, 7/01/41	11,025	11,461,921
New Jersey State Housing & Mortgage Finance Agency,
Refunding RB, Series B (AGM), 6.25%, 11/01/26	640	645,997

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	29

BlackRock National Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A:
5.13%, 6/15/28	$10,000	$ 10,136,000
5.13%, 6/15/29	8,010	8,100,112
		54,702,961
New Mexico — 0.1%
County of Santa Fe New Mexico, RB (AGM),
6.00%, 2/01/27	250	289,468
New Mexico Mortgage Finance Authority, RB, S/F Mortgage
Program, Series D, AMT (Fannie Mae), 6.15%, 7/01/35	1,470	1,581,617
		1,871,085
New York — 6.1%
Chautauqua County Industrial Development Agency, RB,
NRG Energy, Dunkirk Power Project, 5.88%, 4/01/42	2,500	2,383,125
City of New York New York, GO, Series E-1,
6.25%, 10/15/28	7,600	8,658,300
Long Island Power Authority, Refunding RB, General,
Series A, 6.00%, 5/01/33	40,800	44,660,088
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	17,420	19,996,941
New York City Housing Development Corp., RB, Series M:
6.50%, 11/01/28	4,300	4,529,792
6.88%, 11/01/38	5,700	6,019,542
New York City Industrial Development Agency, RB,
Special Needs Facilities Pooled Program, Series C-1,
6.00%, 7/01/12	530	528,744
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	14,250	15,651,345
New York State Dormitory Authority, Refunding RB,
State University Educational Facilities, Series A,
7.50%, 5/15/13	3,000	3,356,010
New York State Environmental Facilities Corp., Refunding
RB, Revolving Funds, New York City Municipal Water
Project, Series K, 5.00%, 6/15/28	22,500	23,144,850
Oneida County Industrial Development Agency New York,
RB, Civic Facility, Faxton Hospital, Series C (Radian),
6.63%, 1/01/15	1,885	1,900,118
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	3,250	3,449,712
Triborough Bridge & Tunnel Authority, Refunding RB,
Series C, 5.00%, 11/15/38	5,070	5,188,993
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.50%, 1/01/13 (a)	8,095	8,812,298
Westchester County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series E-1, 6.00%, 7/01/12	150	149,644
		148,429,502
North Carolina — 0.4%
Columbus County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, International
Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,120,090
North Carolina HFA, RB, Homeownership Ownership,
Series 9A, AMT, 5.80%, 1/01/20	2,900	3,001,558
North Carolina Medical Care Commission, RB, First
Mortgage (a):
Forest at Duke Project, 6.38%, 9/01/12	1,000	1,069,430
Givens Estates Project, Series A, 6.50%, 7/01/13	2,500	2,823,825
		10,014,903
Ohio — 1.3%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series B, 5.25%, 9/01/27	10,000	10,292,600
County of Lucas Ohio, Refunding RB, Promedica
Healthcare, Series A, 6.50%, 11/15/37	10,120	11,155,377

	Par
Municipal Bonds	(000)	Value
Ohio (concluded)
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.50%, 5/01/34	$10,000	$ 10,300,500
Ohio HFA, Refunding RB, Residential Mortgage Backed,
Series C, AMT (Ginnie Mae), 5.90%, 9/01/35	170	170,597
		31,919,074
Oregon — 0.0%
City of Portland Oregon, HRB, Lovejoy Station Apartments
Project, AMT (NPFGC), 5.90%, 7/01/23	475	475,461
Pennsylvania — 2.1%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	7,250	6,022,502
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	8,975	9,041,325
Cumberland County Municipal Authority, Refunding RB,
Diakon Lutheran, 6.50%, 1/01/39	2,245	2,257,819
Dauphin County General Authority, Refunding RB,
Pinnacle Health System Project, Series A:
6.00%, 6/01/29	8,000	8,140,640
6.00%, 6/01/36	1,835	1,845,221
Delaware County IDA Pennsylvania, Refunding RB,
Resource Recovery Facility, Series A, 6.10%, 7/01/13	3,620	3,629,050
Lancaster County Hospital Authority, RB, Brethren Village
Project, Series A:
6.25%, 7/01/26	1,160	1,133,007
6.50%, 7/01/40	2,500	2,405,550
Pennsylvania Economic Development Financing
Authority, RB:
Allegheny Energy Supply Co., 7.00%, 7/15/39	10,000	10,480,900
American Water Co. Project, 6.20%, 4/01/39	2,475	2,637,533
Philadelphia Authority for Industrial Development, RB,
Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,265,848
Sayre Health Care Facilities Authority, Refunding RB,
Guthrie Health, Series A, 5.88%, 12/01/31	1,210	1,220,648
		50,080,043
Puerto Rico — 1.9%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority, RB,
Hospital De La Concepcion, Series A, 6.13%, 11/15/25 4,000		4,051,920
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A:
6.38%, 8/01/39	15,000	16,028,100
6.50%, 8/01/44	25,000	26,916,750
		46,996,770
Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., RB,
Hospital Financing, LifeSpan Obligation, Series A
(AGC), 7.00%, 5/15/39	6,250	7,005,750
Rhode Island Health & Educational Building Corp.,
Refunding RB, Public Schools Financing Program,
Series E (AGC), 6.00%, 5/15/29	11,070	12,022,573
		19,028,323
South Carolina — 0.5%
County of Richland South Carolina, Refunding RB,
International Paper Co. Project, AMT, 6.10%, 4/01/23	3,000	3,024,090
Medical University Hospital Authority, Refunding RB,
Series A (a):
6.38%, 8/15/12	5,400	5,764,716
6.50%, 8/15/12	2,450	2,618,903
		11,407,709

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE	30, 2011

BlackRock National Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Tennessee — 0.3%
Memphis-Shelby County Airport Authority, RB, AMT,
Series D (AMBAC), 6.00%, 3/01/24	$ 175	$ 175,191
Shelby County Health Educational & Housing Facilities
Board, Refunding RB, Methodist Healthcare,
6.50%, 9/01/12 (a)	7,300	7,796,546
		7,971,737
Texas — 8.4%
Bexar County Health Facilities Development Corp. Texas,
Refunding RB, Army Retirement Residence Project,
AMT, 6.30%, 7/01/12 (a)	1,750	1,864,223
Brazos River Harbor Navigation District, Refunding RB,
Dow Chemical Co. Project, Series A7, 6.63%, 5/15/33	7,040	7,110,752
City of Houston Texas, RB, Subordinate Lien, Series A,
AMT (AGM), 5.63%, 7/01/30	1,150	1,150,196
City of Houston Texas, Refunding RB, Combined First Lien,
Series A (AGC), 6.00%, 11/15/35	23,900	26,521,113
Dallas-Fort Worth International Airport Facilities
Improvement Corp., RB, Series A, AMT (NPFGC),
6.00%, 11/01/24	25,000	25,116,250
Gulf Coast Waste Disposal Authority, Refunding RB,
Series A, AMT, 6.10%, 8/01/24	4,025	4,077,888
Harris County Cultural Education Facilities Finance Corp.,
Refunding RB, St. Luke’s, 5.63%, 2/15/25	5,000	5,389,500
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	3,900	4,303,494
La Vernia Higher Education Finance Corp., RB, KIPP Inc.,
6.25%, 8/15/39	1,000	1,018,380
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	7,300	7,653,101
North Texas Tollway Authority, RB, Toll, Second Tier,
Series F, 6.13%, 1/01/31	19,030	19,582,631
North Texas Tollway Authority, Refunding RB, System,
First Tier, 6.00%, 1/01/34	11,490	11,945,234
Port of Bay City Authority Texas, RB, Hoechst Celanese
Corp. Project, AMT, 6.50%, 5/01/26	4,000	3,950,920
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	40,000	41,504,000
Tarrant County Cultural Education Facilities Finance Corp.,
Refunding RB, Northwest Senior Housing, Edgemere
Project, Series A, 6.00%, 11/15/26	2,200	2,120,756
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed
Lanes Project, 7.00%, 6/30/40	20,000	21,175,800
NTE Mobility Partners LLC, North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	20,350	21,633,474
		206,117,712
Washington — 2.1%
Central Puget Sound Regional Transit Authority, RB,
Series A, 5.00%, 11/01/36	20,000	20,390,200
Seattle Housing Authority Washington, HRB, Replacement
Housing Projects, 6.13%, 12/01/32	4,355	4,007,253
Seattle Housing Authority Washington, RB, Newholly
Project, AMT, 6.25%, 12/01/35	2,750	2,274,773
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	14,200	15,037,800
Washington Health Care Facilities Authority, Refunding RB,
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	10,726,400
		52,436,426

	Par
Municipal Bonds	(000)	Value
Wisconsin — 0.8%
State of Wisconsin, Refunding RB, Series A,
6.00%, 5/01/36	$12,595	$ 13,743,286
Wisconsin Health & Educational Facilities Authority, RB,
SynergyHealth Inc., 6.00%, 11/15/23	5,010	5,170,921
Wisconsin Housing & EDA, RB, Series C, AMT,
6.00%, 9/01/36	350	364,998
		19,279,205
Total Municipal Bonds — 78.8%		1,928,284,127
Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
Arizona — 3.8%
City of Mesa Arizona, RB, 5.00%, 7/01/35	18,000	18,369,360
Salt River Project Agricultural Improvement & Power
District, Series A, RB:
5.00%, 1/01/37	22,774	23,130,948
5.00%, 1/01/38	37,015	37,880,697
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Series A, 5.00%, 1/01/35	13,700	13,909,473
		93,290,478
Arkansas — 0.9%
University of Arkansas, RB, Various Facilities, UAMS
Campus (NPFGC), 5.00%, 3/01/36	21,290	21,723,464
California — 8.1%
Anaheim Public Financing Authority, RB, Distribution
System, Second Lien (BHAC), 5.00%, 10/01/34	10,995	11,082,720
County of Orange California, RB, Series B,
5.25%, 7/01/34	13,045	13,307,039
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	19,510	19,522,682
Los Angeles Department of Water & Power, RB, Power
System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	20,000	20,206,400
Metropolitan Water District of Southern California, RB,
Series A, 5.00%, 1/01/39	10,000	10,302,500
Metropolitan Water District of Southern California,
Refunding RB:
Series B, 5.00%, 7/01/35	9,998	10,234,250
Series C, 5.00%, 7/01/35	13,375	13,893,136
San Diego Community College District California,
GO (AGM):
Election of 2002, 5.00%, 5/01/30	20,000	20,235,000
Election of 2006, 5.00%, 8/01/32	18,000	18,244,260
San Diego Public Facilities Financing Authority,
Refunding RB, Series B, 5.38%, 8/01/34	15,000	15,643,200
San Francisco City & County Public Utilities Commission,
Refunding RB, Series A, 5.13%, 11/01/39	23,000	23,495,880
University of California, RB, Series O, 5.25%, 5/15/39	20,695	21,312,058
		197,479,125
Florida — 3.8%
Florida State Board of Education, GO:
Capital Outlay 2008, Series E, 5.00%, 6/01/37	39,730	41,115,783
Series 2006C, 5.00%, 6/01/37	49,996	51,346,925
		92,462,708
Illinois — 0.5%
Illinois Finance Authority, RB, Carle Foundation, Series A
(AGM), 6.00%, 8/15/41	12,000	12,282,360

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	31

 BlackRock National Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred	Par
to Tender Option Bond Trusts (e)	(000)	Value
Indiana — 3.2%
Indiana Finance Authority, RB, Sisters of St. Francis
Health, 5.25%, 11/01/39	$20,640	$ 20,487,883
Indianapolis Local Public Improvement Bond Bank,
Refunding RB:
PILOT, Infrastructure Project, Series F (AGM),
5.00%, 1/01/35	23,550	23,728,509
Waterworks Project, Series A (AGC), 5.50%, 1/01/38	34,125	35,505,900
		79,722,292
Nebraska — 0.4%
Omaha Public Power District, RB, Series A,
5.00%, 2/01/43	10,000	10,165,100
New York — 0.4%
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 5.13%, 6/15/34	8,935	8,987,431
Ohio — 0.8%
County of Hamilton Ohio, Refunding RB, Sub-Series A
(AGM), 5.00%, 12/01/32	20,000	20,169,200
Pennsylvania — 0.8%
Pennsylvania HFA, Refunding RB, Series 105C,
5.00%, 10/01/39	19,470	19,480,903
Texas — 4.1%
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A:
(AGC), 5.38%, 11/15/38	26,160	27,502,793
(NPFGC), 5.13%, 5/15/28	20,000	20,886,400
City of San Antonio Texas, Refunding RB,
5.00%, 2/01/32	24,000	24,757,800
Dallas Area Rapid Transit, Refunding RB, Senior Lien
(AMBAC), 5.00%, 12/01/36	27,860	28,334,621
		101,481,614
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 26.8%		657,244,675
Total Long-Term Investments
(Cost — $2,524,021,337) — 105.6%		2,585,528,802
Short-Term Securities
Michigan — 0.3%
Michigan Finance Authority, RB, SAN, Detroit Schools,
Series-A1, 6.45%, 2/20/12	7,600	7,711,188
	Shares
Money Market — 5.2%
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	127,360,041	127,360,041
Total Short-Term Securities
(Cost — $134,960,041) — 5.5%		135,071,229
Total Investments (Cost — $2,658,981,378*) — 111.1%		2,720,600,031
Other Assets Less Liabilities — 2.0%		49,041,319
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (13.1)%		(321,619,966)
Net Assets — 100.0%		$2,448,021,384

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,334,610,146
Gross unrealized appreciation	$ 85,121,127
Gross unrealized depreciation	(20,533,515)
Net unrealized appreciation	$ 64,587,612

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Variable rate security. Rate shown is as of report date.
(e) Securities represent bonds transferred to a TOB trust in exchange for which the
Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at June 30,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	115,316,742	12,043,299	127,360,041	$223,418

(g) Represents the current yield as of report date.

See Notes to Financial Statements.

32	ANNUAL REPORT	JUNE	30, 2011

 BlackRock National Municipal Fund
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial reporting purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investments and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1] .	—	$2,585,528,802	—	$2,585,528,802
Short-Term
Securities	$ 127,360,041	7,711,188	—	135,071,229
Total	$ 127,360,041	$2,593,239,990	—	$2,720,600,031
[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	33

BlackRock High Yield Municipal Fund
Schedule of Investments June 30, 2011 (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 1.5%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$ 710	$ 724,569
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/17	1,000	916,930
5.25%, 1/01/20	500	441,705
4.75%, 1/01/25	260	209,747
		2,292,951
Alaska — 0.5%
Northern Tobacco Securitization Corp., RB, Asset Backed
Series A, 5.00%, 6/01/46	1,235	799,724
Arizona — 4.8%
Maricopa County IDA Arizona, RB, Arizona Charter Schools
Project, Series A:
6.63%, 7/01/20	125	96,440
6.75%, 7/01/29	300	199,245
Phoenix IDA Arizona, Refunding RB, America West
Airlines Inc. Project, AMT, 6.30%, 4/01/23	1,000	844,230
Pima County IDA, IDRB, Tucson Electric Power, Series A,
6.38%, 9/01/29	780	784,251
Pima County IDA, RB, Tucson Electric Power, Series A,
5.25%, 10/01/40	1,390	1,264,858
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	290	291,702
Queen Creek Improvement District No. 1, Special
Assessment Bonds, 5.00%, 1/01/32	500	471,835
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	750	672,683
5.00%, 12/01/37	3,180	2,806,859
University Medical Center Corp. Arizona, RB,
6.25%, 7/01/29	180	186,291
		7,618,394
Arkansas — 0.8%
Benton County Public Facilities Board, Refunding RB,
BCCSO Project, Series A, 6.00%, 6/01/40	750	758,205
County of Little River Arkansas, Refunding RB, Georgia
Pacific Corp. Project, AMT, 5.60%, 10/01/26	555	521,195
		1,279,400
California — 6.8%
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	265	274,352
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,000	1,013,430
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,057,470
California Pollution Control Financing Authority, RB,
Waste Management Inc. Project, Series C, AMT,
5.13%, 11/01/23	750	765,592
California Pollution Control Financing Authority, Refunding
RB, Waste Management Inc. Project, Series B, AMT,
5.00%, 7/01/27	1,000	1,000,510
California Statewide Communities Development
Authority, RB:
John Muir Health, 5.13%, 7/01/39	425	401,787
Sutter Health, Series A, 6.00%, 8/15/42	400	425,980
California Statewide Communities Development Authority,
Refunding RB:
American Baptist Homes of the West,
6.25%, 10/01/39	575	565,938
Senior Living, Southern California, 6.63%, 11/15/24	650	696,469
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	500	534,025
City of Roseville California, Special Tax Bonds,
Fiddyment Ranch Community Facilities District No. 1,
5.25%, 9/01/36	465	379,133

	Par
Municipal Bonds	(000)	Value
California (concluded)
City of San Jose California, RB:
6.50%, 5/01/36	$ 310	$ 319,963
6.50%, 5/01/42	760	781,029
Lammersville School District Community Facilities District,
Special Tax Bonds, District No. 2002, Mountain House,
5.13%, 9/01/35	325	266,110
Roseville Finance Authority, Special Tax Bonds, Refunding,
Senior Lien, Series A (AMBAC), 4.50%, 9/01/33	725	520,420
State of California, GO, Various Purpose, 6.00%, 3/01/33	1,400	1,515,836
Temecula Public Financing Authority, Special Tax Bonds,
Refunding, Harveston, Sub-Series B, 5.10%, 9/01/36	180	141,719
		10,659,763
Colorado — 0.8%
E-470 Public Highway Authority, Refunding RB, CAB,
9/01/35, 7.08% (a)	1,305	215,103
Regional Transportation District, RB, Denver Transport
Partners, 6.00%, 1/15/41	1,000	1,002,730
		1,217,833
Connecticut — 0.3%
Mohegan Tribe of Indians of Connecticut, RB, Public
Improvement, Priority Distribution, 6.25%, 1/01/31	605	482,723
Delaware — 1.4%
County of Kent Delaware, Refunding RB, Charter
School, Inc. Project, 7.38%, 5/01/37	860	860,052
Delaware State EDA, RB, Indian River Power,
5.38%, 10/01/45	1,480	1,331,852
		2,191,904
District Of Columbia — 4.0%
District of Columbia, RB, Methodist Home District of
Columbia, Series A:
7.38%, 1/01/30	310	310,044
7.50%, 1/01/39	500	500,000
District of Columbia, Refunding RB, Howard University,
Series A, 6.50%, 10/01/41	1,275	1,312,115
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,510	1,536,440
Metropolitan Washington Airports Authority, RB:
CAB, 2nd Senior Lien, Series B (AGC),
6.55%, 10/01/30 (a)	3,005	900,208
First Senior Lien, Series A, 5.00%, 10/01/39	85	84,231
First Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,609,855
		6,252,893
Florida — 7.5%
County of Miami-Dade Florida, Refunding RB,
Miami International Airport, Series A, 5.38%, 10/01/41	315	310,662
Florida Housing Finance Corp., HRB, Willow Lake
Apartments, Series J-1, AMT (AMBAC), 5.35%, 7/01/27	1,930	1,712,971
Highland Meadows Community Development District,
Special Assessment Bonds, Special Assessment,
Series A, 5.50%, 5/01/36 (b)(c)	490	188,871
Hillsborough County IDA, RB:
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,500	1,353,120
Tampa General Hospital Project, 5.25%, 10/01/41	1,000	868,400
Jacksonville Economic Development Commission, RB,
Gerdau Ameristeel US Inc., AMT, 5.30%, 5/01/37	300	255,495
Lakewood Ranch Stewardship District, Special
Assessment Bonds, Lakewood Center & NW Sector
Projects, 8.00%, 5/01/40	515	506,940
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,450	1,469,213
Palm Beach County Health Facilities Authority, RB, Acts
Retirement Life Community, 5.50%, 11/15/33	1,500	1,390,800
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (b)	500	160,280

See Notes to Financial Statements.

34	ANNUAL REPORT	JUNE	30, 2011

BlackRock High Yield Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Sarasota County Health Facilities Authority, Refunding RB,
Village On The Isle Project:
5.50%, 1/01/27	$ 210	$ 189,298
5.50%, 1/01/32	190	165,543
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	815	633,997
Tolomato Community Development District, Special
Assessment Bonds, Special Assessment,
6.65%, 5/01/40 (b)	700	422,345
Village Community Development District No. 9, Special
Assessment Bonds, 7.00%, 5/01/41	1,770	1,827,649
Watergrass Community Development District, Special
Assessment Bonds, Series A, 5.38%, 5/01/39	650	320,983
		11,776,567
Georgia — 1.9%
Clayton County Development Authority, RB, Delta
Air Lines Inc. Project, Series A, 8.75%, 6/01/29	635	721,290
County of Clayton Georgia, Tax Allocation Bonds,
Ellenwood Project, 7.50%, 7/01/33	450	421,164
DeKalb County Hospital Authority Georgia, RB, Dekalb
Medical Center Inc. Project, 6.13%, 9/01/40	1,240	1,188,763
Gainesville & Hall County Development Authority,
Refunding RB, Acts Retirement Life Community,
Series A-2, 6.63%, 11/15/39	220	226,451
Richmond County Development Authority, RB, International
Paper Co. Projects, Series A, AMT, 5.00%, 8/01/30	500	453,415
		3,011,083
Guam — 0.7%
Guam Government Waterworks Authority, Refunding RB,
Water, 6.00%, 7/01/25	735	719,359
Territory of Guam, GO, Series A:
6.00%, 11/15/19	100	99,002
6.75%, 11/15/29	150	152,184
7.00%, 11/15/39	160	164,589
		1,135,134
Idaho — 0.2%
Power County Industrial Development Corp., RB,
FMC Corp. Project, 6.45%, 8/01/32	265	265,162
Illinois — 3.9%
City of Chicago Illinois, Refunding RB, American
Airlines Inc. Project, 5.50%, 12/01/30	1,000	764,170
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series A,
5.13%, 6/01/35 (b)(c)	90	49,361
Roosevelt University Project, 6.50%, 4/01/44	830	846,866
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,400	1,409,184
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	945,890
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	964,920
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick, Series B (AGM), 6.25%, 6/15/44 (a)	3,455	418,297
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	355	360,133
6.00%, 6/01/28	390	395,507
		6,154,328
Indiana — 0.6%
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital Inc:
5.38%, 9/15/22	185	170,254
5.50%, 9/15/31	525	442,948

	Par
Municipal Bonds	(000)	Value
Indiana (concluded)
Vigo County Hospital Authority Indiana, RB, Union
Hospital Inc. :
5.70%, 9/01/37	$ 155	$ 127,887
5.75%, 9/01/42	190	155,534
		896,623
Iowa — 0.3%
Iowa Finance Authority, Refunding RB, Development,
Care Initiatives Project, Series A, 5.00%, 7/01/19	500	439,510
Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB,
Lifespace Communities Inc., Series S, 5.00%, 5/15/30	2,000	1,805,020
Kentucky — 1.0%
Kentucky Economic Development Finance Authority,
Refunding RB:
Norton Healthcare Inc, Series B (NPFGC),
5.90%, 10/01/24 (a)	250	115,090
Owensboro Medical Health System, Series A,
6.38%, 6/01/40	1,050	1,038,313
Owensboro Medical Health System, Series B,
6.38%, 3/01/40	395	390,596
		1,543,999
Louisiana — 1.1%
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB, Westlake
Chemical Corp. Projects, 6.75%, 11/01/32	1,000	1,041,080
Louisiana Public Facilities Authority, RB, Belle Chasse
Educational Foundation Project, 6.75%, 5/01/41	645	655,339
		1,696,419
Maryland — 3.8%
County of Howard Maryland, Refunding RB, Vantage
House Facility, Series A, 5.25%, 4/01/33	500	349,635
Gaithersburg Maryland, Refunding RB, Asbury Maryland
Obligation, Series B, 6.00%, 1/01/23	750	768,547
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,443,405
Transportation Facilities Project, Series A,
5.75%, 6/01/35	265	255,002
Maryland EDC, Refunding RB, CNX Marine Terminals Inc,
5.75%, 9/01/25	1,415	1,383,007
Maryland Health & Higher Educational Facilities
Authority, RB, Washington Christian Academy,
5.25%, 7/01/18 (b)(c)	250	99,948
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Doctors Community Hospital,
5.75%, 7/01/38	890	756,811
Maryland State Energy Financing Administration, RB,
Cogeneration, AES Warrior Run, 7.40%, 9/01/19	1,000	1,000,000
		6,056,355
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB:
Foxborough Regional Charter School, Series A,
7.00%, 7/01/42	350	355,359
Linden Ponds Inc. Facility, Series A, 5.75%, 11/15/35	500	279,900
Massachusetts Development Finance Agency, Refunding RB :
Eastern Nazarene College, 5.63%, 4/01/29	500	424,380
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	518,211
		1,577,850

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	35

BlackRock High Yield Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan — 2.1%
Advanced Technology Academy, RB, 6.00%, 11/01/37 $	275	$ 226,798
County of Wayne Michigan, GO, Building Improvement,
Series A, 6.75%, 11/01/39	165	170,217
Garden City Hospital Finance Authority Michigan,
Refunding RB, Garden City Hospital Obligation,
Series A, 5.00%, 8/15/38	310	212,914
Michigan State Hospital Finance Authority, Refunding RB,
Hospital, Henry Ford Health, 5.75%, 11/15/39	1,710	1,700,390
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	915	1,052,378
		3,362,697
Missouri — 0.7%
City of Kansas City Missouri, Tax Allocation Bonds,
Kansas City MainCor Project, Series A, 5.25%, 3/01/18	600	584,172
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A,
8.25%, 5/15/39	435	446,188
		1,030,360
Nevada — 0.0%
County of Clark Nevada, RB, Southwest Gas Corp. Project,
Series A, AMT (FGIC), 4.75%, 9/01/36	20	17,213
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority,
Refunding RB:
Dartmouth-Hitchcock, 6.00%, 8/01/38	435	463,323
Havenwood-Heritage Heights, Series A,
5.40%, 1/01/30	500	434,505
		897,828
New Jersey — 4.1%
Burlington County Bridge Commission, Refunding RB,
The Evergreens Project, 5.63%, 1/01/38	750	606,983
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	650	618,741
Cigarette Tax, 5.75%, 6/15/29	1,100	1,036,585
Cigarette Tax, 5.75%, 6/15/34	535	494,040
Continental Airlines Inc Project, AMT, 6.63%, 9/15/12	1,380	1,392,461
Continental Airlines Inc Project, AMT, 6.40%, 9/15/23	1,000	974,640
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B,
7.13%, 12/01/23	580	666,171
New Jersey Health Care Facilities Financing
Authority, RB, Pascack Valley Hospital Association,
6.63%, 7/01/36 (b)(c)	650	7
New Jersey Health Care Facilities Financing Authority,
Refunding RB, St. Joseph’s Healthcare System,
6.63%, 7/01/38	725	730,437
		6,520,065
New Mexico — 0.3%
City of Farmington New Mexico, Refunding RB, Arizona
Public Service, Series A, 4.70%, 5/01/24	500	487,735
New York — 4.2%
Chautauqua County Industrial Development Agency, RB,
NRG Energy, Dunkirk Power Project, 5.88%, 4/01/42	1,115	1,062,874
Genesee County Industrial Development Agency New York,
Refunding RB, United Memorial Medical Center Project,
5.00%, 12/01/32	500	385,720
Hudson Yards Infrastructure Corp., RB, Series A,
5.00%, 2/15/47	1,000	903,090
New York City Industrial Development Agency, RB, AMT:
American Airlines Inc., JFK International Airport,
8.00%, 8/01/28	235	243,110
JetBlue Airways Corp. Project, 5.13%, 5/15/30	1,750	1,408,085

	Par
Municipal Bonds	(000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB,
2nd Priority, 6.38%, 7/15/49	$ 375	$ 384,529
Port Authority of New York & New Jersey, RB,
JFK International Airport, 6.00%, 12/01/42	430	434,532
Westchester County Industrial Development Agency
New York, MRB, Kendal On Hudson Project, Series A,
6.38%, 1/01/24	1,500	1,436,910
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	410	423,792
		6,682,642
North Carolina — 2.0%
North Carolina Medical Care Commission, RB, First
Mortgage, Whitestone, Series A, 7.75%, 3/01/41	830	830,141
North Carolina Medical Care Commission, Refunding RB:
Carolina Village Project, 6.00%, 4/01/38	1,000	848,970
First Mortgage, Galloway Ridge Project, Series A,
6.00%, 1/01/39	1,520	1,403,173
		3,082,284
Ohio — 1.0%
State of Ohio, RB, Ford Motor Company Project, AMT,
5.75%, 4/01/35	1,620	1,500,493
Pennsylvania — 4.4%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	2,140	1,777,676
City of Philadelphia Pennsylvania, RB, Ninth Series,
5.25%, 8/01/40	1,000	937,740
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	2,335	2,352,256
Lancaster County Hospital Authority, RB, Brethren Village
Project, Series A, 6.50%, 7/01/40	835	803,454
Pennsylvania Economic Development Financing Authority,
RB, US Airways Group, Series A, 7.50%, 5/01/20	1,100	1,101,375
		6,972,501
Puerto Rico — 2.7%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	1,560	1,587,737
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	1,000	993,040
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 6.50%, 8/01/44	750	807,502
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C, 6.61%, 8/01/38 (a)	5,000	798,200
		4,186,479
South Carolina — 0.3%
South Carolina Jobs-EDA, Refunding RB, First Mortgage,
Lutheran Homes, 5.50%, 5/01/28	600	496,740
Tennessee — 0.8%
Tennessee Energy Acquisition Corp., RB, Series A,
5.25%, 9/01/26	1,250	1,208,050
Texas — 13.7%
Bexar County Health Facilities Development Corp., RB,
Army Retirement Residence Project, 6.20%, 7/01/45	1,320	1,310,734
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	750	305,550
Central Texas Regional Mobility Authority, RB:
CAB, 7.48%, 1/01/28 (a)	3,000	1,009,500
CAB, 7.560%, 1/01/29 (a)	500	155,120
CAB, 7.65%, 1/01/30 (a)	1,330	381,816
Senior Lien, 5.75%, 1/01/25	250	257,447
Senior Lien, 6.25%, 1/01/46	765	757,090

See Notes to Financial Statements.

36	ANNUAL REPORT	JUNE	30, 2011

BlackRock High Yield Municipal Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
City of Houston Texas, RB:
Senior Lien, Series A, 5.50%, 7/01/39	$ 120	$ 123,366
Special Facilities, Continental Airlines, Series E, AMT,
6.75%, 7/01/21	630	627,335
Special Facilities, Continental Airlines, Series E, AMT,
7.38%, 7/01/22	500	501,265
Dallas-Fort Worth International Airport Facilities
Improvement Corp., Refunding RB, American Airlines Inc.
Project, AMT, 5.50%, 11/01/30	1,000	676,270
Danbury Higher Education Authority Inc., RB, A.W. Brown
Fellowship Charter, Series A (ACA), 5.00%, 8/15/26	355	410,710
Houston Higher Education Finance Corp., RB, Cosmos
Foundation, Inc. Series A:
6.50%, 5/15/31	1,000	1,015,180
6.88%, 5/15/41	205	210,322
Love Field Airport Modernization Corp., RB, Southwest
Airlines Co. Project, 5.25%, 11/01/40	1,000	906,540
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	290	304,027
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B,
7.55%, 9/01/37 (a)	725	126,425
Toll, 2nd Tier, Series F, 6.13%, 1/01/31	1,150	1,183,396
Sabine River Authority Texas, TXU Electric Co. Project,
Mandatory Put Bonds, Refunding RB:
Series A, 5.50%, 5/01/22	1,270	1,247,940
Series B, AMT, 5.75%, 5/01/30	1,000	982,630
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	330	326,014
Senior Living Center Project, 8.25%, 11/15/44	800	795,376
Tarrant County Cultural Education Facilities Finance Corp.,
Refunding RB, Northwest Senior Housing, Edgemere
Project, Series A, 6.00%, 11/15/36	1,500	1,379,415
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
LBJ Infrastructure, 7.00%, 6/30/40	2,320	2,456,393
Note Mobility, 6.88%, 12/31/39	1,740	1,849,742
Texas State Public Finance Authority, Refunding ERB,
KIPP Inc., Series A (ACA):
5.00%, 2/15/28	2,000	1,730,460
5.00%, 2/15/36	680	624,458
		21,654,521
Utah — 0.5%
Utah State Charter School Finance Authority, RB,
Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	853,060
Vermont — 0.6%
Vermont Economic Development Authority, Refunding
MRB, Wake Robin Corp. Project, Series A (ACA),
6.30%, 3/01/33	1,000	905,920
Virginia — 2.9%
Albemarle County IDA, Refunding RB, Westminster-
Canterbury, 5.00%, 1/01/31	500	430,615
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	220	214,584
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	2,040	1,832,573
5.13%, 10/01/42	290	255,826
Lexington IDA, Refunding MRB, Kendal at Lexington,
Series A, 5.38%, 1/01/28	210	174,701

	Par
Municipal Bonds	(000)	Value
Virginia (concluded)
Mosaic District Community Development Authority,
Tax Allocation Bonds, Series A:
6.63%, 3/01/26	$ 515	$ 523,570
6.88%, 3/01/36	450	457,403
Watkins Centre Community Development Authority, RB,
5.40%, 3/01/20	750	725,752
		4,615,024
Washington — 1.9%
Tobacco Settlement Authority of Washington, RB,
Asset-Backed, 6.50%, 6/01/26	2,265	2,296,846
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	730	773,070
		3,069,916
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, RB,
Wheaton Franciscan Healthcare, 5.25%, 8/15/34	1,565	1,387,013
Wisconsin Health & Educational Facilities Authority,
Refunding RB, St. John’s Communities Inc., Series A:
7.25%, 9/15/29	75	75,365
7.63%, 9/15/39	145	146,000
		1,608,378
Total Municipal Bonds — 87.8%		138,305,541
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
California — 1.4%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	480	503,845
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	1,680	1,681,092
		2,184,937
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Series A,
6.00%, 10/01/35	950	1,076,904
Illinois — 1.6%
Illinois Finance Authority, RB, Carle Foundation, Series A
(AGM), 6.00%, 8/15/41	2,480	2,538,354
New York — 6.8%
New York City Municipal Water Finance Authority, RB,
Second General Resolution:
Series EE, 5.50%, 6/15/43	3,795	4,081,599
Series HH, 5.00%, 6/15/31	3,015	3,166,589
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	3,405	3,469,980
		10,718,168
Ohio — 2.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	2,200	2,178,000
State of Ohio, Refunding RB, Cleveland Clinic Health,
Series A, 5.50%, 1/01/39	2,000	2,059,400
		4,237,400
South Carolina — 1.1%
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	1,779	1,818,258

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	37

BlackRock High Yield Municipal Fund
Schedule of Investments (concluded) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred	Par
to Tender Option Bond Trusts (d)	(000)	Value
Virginia — 2.9%
Virginia HDA, RB, Sub-Series H-1 (NPFGC),
5.38%, 7/01/36	$ 2,110	$ 2,110,823
Virginia Small Business Financing Authority,
Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,521,968
		4,632,791
Wisconsin — 1.4%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	2,180	2,166,731
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 18.6%		29,373,543
Total Long-Term Investments
(Cost — $169,965,805) — 106.4%		167,679,084
Short-Term Securities
Michigan — 0.7%
Michigan Finance Authority, RB, SAN, Detroit Schools,
Series A-1, 6.45%, 2/20/12	1,150	1,166,825
	Shares
Money Market — 1.1%
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	1,739,592	1,739,592
Total Short-Term Securities
(Cost — $2,889,592) — 1.8%		2,906,417
Total Investments (Cost — $172,855,397*) — 108.2%		170,585,501
Other Assets Less Liabilities — 1.9%		3,068,728
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable (10.1)%		(16,046,805)
Net Assets — 100.0%		$ 157,607,424

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 156,767,804
Gross unrealized appreciation	$ 4,758,850
Gross unrealized depreciation	(6,980,199)
Net unrealized depreciation	$ (2,221,349)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Securities represent bonds transferred to a TOB trust in exchange for which the
Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at June 30,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	1,632,976	106,616	1,739,592	$ 7,951

(f) Represents the current yield as of report date.

• Financial futures contracts sold as of June 30, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange Expiration		Value Appreciation
54 10-Year U.S.	Chicago Board September
Treasury Note	of Trade	2011	$6,614,351	$ 8,632

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1] .	—	$ 167,679,084	—	$ 167,679,084
Short-Term
Securities	$ 1,739,592	1,166,825	—	2,906,417
Total	$ 1,739,592	$ 168,845,909	—	$ 170,585,501
[1] See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest Rate
Contracts	$ 8,632	—	—	$8,632
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

38	ANNUAL REPORT	JUNE	30, 2011

BlackRock New York Municipal Bond Fund
Schedule of Investments June 30, 2011 (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 85.7%
Corporate — 10.2%
Chautauqua County Industrial Development Agency, RB,
NRG Dunkirk Power Project, 5.88%, 4/01/42	$ 1,000	$ 953,250
Essex County Industrial Development Agency New York,
RB, International Paper Co. Project, Series A, AMT,
6.63%, 9/01/32	350	365,768
Jefferson County Industrial Development Agency
New York, Refunding RB, Solid Waste, Series A, AMT,
5.20%, 12/01/20	250	245,250
New York City Industrial Development Agency, RB, AMT:
1990 American Airlines Inc. Project, 5.40%, 7/01/20	3,500	2,794,750
American Airlines Inc., JFK International Airport,
7.75%, 8/01/31 (a)	2,000	2,041,720
British Airways Plc Project, 5.25%, 12/01/32	1,000	814,150
Continental Airlines Inc. Project, 8.00%, 11/01/12	750	764,745
Continental Airlines Inc. Project, Mandatory
Put Bonds, 8.38%, 11/01/16	250	258,260
New York City Industrial Development Agency, Refunding
RB, Terminal One Group Association Project, AMT,
5.50%, 1/01/24 (a)	2,500	2,566,050
New York Liberty Development Corp., RB, Goldman Sachs
Headquarters:
5.25%, 10/01/35	5,000	4,979,200
5.50%, 10/01/37	405	412,326
Suffolk County Industrial Development Agency New York,
RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	1,360	1,344,047
Suffolk County Industrial Development Agency New York,
Refunding RB, Ogden Martin System Huntington, AMT
(AMBAC), 6.25%, 10/01/12	7,155	7,641,111
		25,180,627
County/City/Special District/School District — 17.5%
Amherst Development Corp., RB, University at Buffalo
Foundation Faculty-Student Housing Corp., Series A
(AGM), 4.63%, 10/01/40	305	274,543
Buffalo & Erie County Industrial Land Development Corp.,
RB, Buffalo State College Foundation Housing Corp.,
5.38%, 10/01/41	840	831,869
City of New York, New York, GO, Sub-Series I-1,
5.38%, 4/01/36	2,650	2,764,904
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	7,100	6,411,940
(NPFGC), 4.50%, 2/15/47	1,815	1,526,978
New York City Industrial Development Agency, PILOT, RB:
CAB, Yankee Stadium (AGC), 6.06%, 3/01/42 (b)	5,000	768,600
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	721,749
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	2,110	1,788,394
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	2,850	2,381,631
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	500	470,465
Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	212,826
Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,173,941
Series S-2 (NPFGC), 4.50%, 1/15/31	1,250	1,245,150
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	3,200	3,151,072
5.00%, 11/15/44	2,990	2,909,390
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project:
5.63%, 7/15/47	8,805	8,849,201
6.38%, 7/15/49	1,200	1,230,492

	Par
Municipal Bonds	(000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A:
5.25%, 7/01/29	$ 5	$ 5,322
5.00%, 7/01/39	750	759,375
Niagara County Industrial Development Agency,
Refunding RB, Series A, Mandatory Put Bonds, AMT,
5.45%, 11/15/26 (a)	3,975	4,033,432
North Country Development Authority, Refunding RB
(AGM), 6.00%, 5/15/15	625	677,825
		43,189,099
Education — 13.2%
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	4,375	4,287,062
Hempstead Town Industrial Development Agency, RB,
Adelphi University Civic Facility:
5.75%, 6/01/22	700	734,706
5.50%, 6/01/32	2,250	2,356,402
Madison County Industrial Development Agency
New York, RB, Commons II LLC, Student Housing,
Series A (CIFG), 5.00%, 6/01/33	400	359,648
Nassau County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, Series A, 4.75%, 3/01/26	1,000	990,560
New York City Industrial Development Agency, RB:
Lycee Francais de New York Project, Series A (ACA),
5.50%, 6/01/15	250	261,778
Lycee Francais de New York Project, Series A (ACA),
5.38%, 6/01/23	195	198,346
Series C, 6.80%, 6/01/28	2,500	2,584,450
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (c)	1,000	877,030
Convent of the Sacred Heart (AGM),
5.63%, 11/01/35	1,000	1,043,280
The New School (AGM), 5.50%, 7/01/43	1,815	1,870,848
New York University, Series 1 (AMBAC),
5.50%, 7/01/40	1,000	1,094,200
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	1,000	1,074,960
Rochester University, Series A, 5.13%, 7/01/14 (d)	1,500	1,698,810
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	475	497,301
Skidmore College, Series A, 5.25%, 7/01/29	135	142,860
Teachers College, 5.50%, 3/01/39	850	876,732
Schenectady County Industrial Development Agency,
Refunding RB, Union College Project, 5.00%, 7/01/31	2,000	1,980,040
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
5.00%, 3/01/26	750	752,693
Tompkins County Development Corp., RB, Ithaca College
Project (AGM), 5.50%, 7/01/33	450	470,318
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	1,550	1,489,209
Carnegie Hall, 5.00%, 12/01/39	1,325	1,322,946
Juilliard School, 5.00%, 1/01/39	1,050	1,076,397
Utica Industrial Development Agency New York, RB:
Munson-Williams-Proctor Arts Institute,
5.38%, 7/15/20	1,000	1,011,190
Munson-Williams-Proctor Arts Institute,
5.40%, 7/15/30	1,210	1,219,583
Utica College Project, Series A, 5.75%, 8/01/28	1,430	1,263,734
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	1,000	1,033,640
		32,568,723

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	39

BlackRock New York Municipal Bond Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health — 15.1%
Dutchess County Industrial Development Agency New York,
RB, St. Francis Hospital, Series B, 7.25%, 3/01/19 $	815	$ 811,487
Dutchess County Local Development Corp., Refunding RB,
Health Quest System Inc., Series A, 5.75%, 7/01/40	300	301,044
Erie County Industrial Development Agency, RB, Episcopal
Church Home, Series A:
5.88%, 2/01/18	675	669,087
6.00%, 2/01/28	375	353,212
Genesee County Industrial Development Agency New York,
Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	500	400,775
5.00%, 12/01/32	1,080	833,155
Monroe County Industrial Development Corp., RB, Unity
Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,093,197
Nassau County Industrial Development Agency, Refunding
RB, Special Needs Facilities Pooled Program, Series F-1
(ACA), 4.90%, 7/01/21	525	438,559
New York City Health & Hospital Corp., Refunding RB,
Health System, Series A, 5.00%, 2/15/30	1,000	1,010,410
New York City Industrial Development Agency, RB:
A Very Special Place Inc. Project, Series A,
6.13%, 1/01/13	155	152,177
A Very Special Place Inc. Project, Series A,
7.00%, 1/01/33	1,600	1,449,120
PSCH Inc. Project, 6.38%, 7/01/33	2,555	2,187,489
Special Needs Facilities Pooled Program, Series A-1,
6.50%, 7/01/17	1,000	971,600
Special Needs Facilities Pooled Program, Series C-1,
6.50%, 7/01/17	2,540	2,467,864
New York City Industrial Development Agency, Refunding
RB (ACA), Special Needs Facilities Pooled Program:
Series A-1, 4.38%, 7/01/20	1,000	817,740
Series A-1, 4.50%, 7/01/30	210	145,587
Series C-1, 5.10%, 7/01/31	525	389,886
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	250	257,393
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	757,042
NYU Hospital Center, Series A, 5.75%, 7/01/31	1,055	1,081,808
NYU Hospital Center, Series B, 5.63%, 7/01/37	530	533,615
New York & Presbyterian Hospital (AGM),
5.00%, 8/15/36	1,000	1,002,230
New York State Association for Retarded
Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	742,861
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,667,062
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	1,675	1,691,850
North Shore-Long Island Jewish Health System,
Series A, 5.75%, 5/01/37	1,725	1,766,331
North Shore-Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	1,000	1,014,530
Orange County Industrial Development Agency New York,
RB, Special Needs Facilities Pooled Program,
Series G-1 (ACA), 4.90%, 7/01/21	845	705,871
Suffolk County Industrial Development Agency
New York, RB:
Huntington Hospital Project, Series B,
5.88%, 11/01/32	2,000	2,010,640
Special Needs Facilities Pooled Program, Series D-1,
6.50%, 7/01/17	135	131,166
Special Needs Facilities Pooled Program, Series D-1
(ACA), 4.90%, 7/01/21	330	275,666

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health (concluded)
Sullivan County Industrial Development Agency New York,
RB, Special Needs Facilities Pooled Program, Series H-1
(ACA), 4.90%, 7/01/21	$ 330	$ 275,666
Westchester County Healthcare Corp. New York,
Refunding RB, Senior Lien, Series B, 6.00%, 11/01/30	375	383,842
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A:
6.50%, 1/01/13 (d)	5,200	5,660,772
6.38%, 1/01/24	1,000	957,940
Westchester County Industrial Development Agency
New York, RB, Special Needs Facilities Pooled Program,
Series E-1 (ACA), 4.90%, 7/01/21	350	292,373
Yonkers Industrial Development Agency New York, RB,
Sacred Heart Associations Project, Series A, AMT
(SONYMA), 5.00%, 10/01/37	1,640	1,548,373
		37,249,420
Housing — 6.6%
Monroe County Industrial Development Agency,
IDRB, Southview Towers Project, AMT (SONYMA),
6.25%, 2/01/31	1,000	1,004,610
New York City Housing Development Corp., RB, AMT:
Series A, 5.50%, 11/01/34	2,500	2,505,250
Series C, 5.05%, 11/01/36	1,220	1,125,011
New York Mortgage Agency, Refunding RB, AMT:
Series 101, 5.40%, 4/01/32	2,240	2,240,246
Series 133, 4.95%, 10/01/21	395	401,348
Series 143, 4.90%, 10/01/37	1,835	1,733,928
New York State HFA, RB, AMT, Series A:
Division Street, (SONYMA), 5.10%, 2/15/38	875	847,700
Highland Avenue Senior Apartments, (SONYMA),
5.00%, 2/15/39	2,000	1,793,480
Kensico Terrace Apartments, (SONYMA),
4.90%, 2/15/38	645	600,553
M/F Housing, Watergate II, 4.75%, 2/15/34	580	546,221
Yonkers Economic Development Corp., Refunding RB,
Riverview II (Freddie Mac), 4.50%, 5/01/25	3,000	2,978,460
Yonkers Industrial Development Agency New York,
RB, Monastery Manor Associates LP Project, AMT
(SONYMA), 5.25%, 4/01/37	585	549,625
		16,326,432
State — 5.7%
New York Municipal Bond Bank Agency, RB, Series C,
5.25%, 12/01/22	1,000	1,051,490
New York State Dormitory Authority, LRB, Municipal
Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	1,700	1,691,670
New York State Dormitory Authority, RB, Mental Health
Services Facilities Improvement, Series A (AGM),
5.00%, 2/15/22	1,000	1,085,290
New York State Dormitory Authority, Refunding RB,
Upstate Community Colleges, Series B, 5.25%, 7/01/21	1,565	1,696,757
New York State Thruway Authority, Refunding RB,
Series A-1, 5.00%, 4/01/29	1,000	1,048,360
New York State Urban Development Corp., Refunding RB:
Clarkson Center for Advance Materials,
5.50%, 1/01/20	1,685	1,978,358
University Facilities Grants, 5.50%, 1/01/19	3,500	4,101,895
State of New York, GO, Series A, 5.00%, 2/15/39	1,250	1,295,613
		13,949,433

See Notes to Financial Statements.

40	ANNUAL REPORT	JUNE	30, 2011

BlackRock New York Municipal Bond Fund
Schedule of Investments (continued) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Tobacco — 2.4%
Chautauqua Tobacco Asset Securitization Corp. New York,
RB, 6.75%, 7/01/40	$ 1,000	$ 910,730
Nassau County Tobacco Settlement Corp., Refunding RB,
Asset-Backed, Senior Series A-3, 5.00%, 6/01/35	2,000	1,468,840
New York Counties Tobacco Trust I, RB, Tobacco Pass Thru,
Series B:
6.50%, 6/01/35	750	703,410
6.63%, 6/01/42	490	460,100
Niagara County Tobacco Asset Securitization Corp.
New York, RB, Asset-Backed, 6.25%, 5/15/40	1,000	896,150
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series A-1 (AMBAC), 5.25%, 6/01/20	1,455	1,536,247
		5,975,477
Transportation — 9.3%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	1,000	953,190
Series A (AGM), 5.00%, 2/15/47	2,500	2,382,975
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	1,760	2,020,357
Series A, 4.50%, 11/15/38	1,400	1,239,070
Series A, 5.63%, 11/15/39	500	525,655
Onondaga County Industrial Development Agency
New York, RB, AMT, Air Cargo:
Senior, 6.13%, 1/01/32	3,945	3,486,433
Subordinate, 7.25%, 1/01/32	1,365	1,248,606
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	1,000	939,920
Special Project, JFK International Air Terminal,
Series 6, 6.00%, 12/01/42	2,000	2,021,080
Special Project, JFK International Air Terminal,
Series 6, (NPFGC), 6.25%, 12/01/13	2,575	2,703,492
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/11	2,555	2,589,774
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/14	2,620	2,775,707
		22,886,259
Utilities — 5.7%
Long Island Power Authority, RB, General, Series C (CIFG),
5.25%, 9/01/29	3,000	3,222,810
Long Island Power Authority, Refunding RB, Series A:
5.50%, 4/01/24	1,250	1,367,313
5.75%, 4/01/39	300	320,646
General, 6.00%, 5/01/33	2,450	2,681,794
New York City Municipal Water Finance Authority, RB:
Fiscal 2008, Series A, 5.00%, 6/15/38	1,570	1,601,557
Fiscal 2009, Series A, 5.75%, 6/15/40	500	548,860
Second Generation Resolution HH, 5.00%, 6/15/32	2,300	2,400,832
Series FF-2, 5.50%, 6/15/40	800	854,104
New York State Environmental Facilities Corp., RB,
Revolving Funds NYC Municipal Water, 5.00%, 6/15/36	1,000	1,036,500
		14,034,416
Total Municipal Bonds in New York		211,359,886
Guam — 1.5%
State — 0.4%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	970	997,820
Tobacco — 0.3%
Guam Economic Development & Commerce Authority,
Refunding RB, Tobacco Settlement Asset-Backed,
5.63%, 6/01/47	1,075	899,796

	Par
Municipal Bonds	(000)	Value
Guam (concluded)
Utilities — 0.8%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	$ 2,000	$ 1,890,560
Total Municipal Bonds in Guam		3,788,176
Puerto Rico — 7.4%
Corporate — 0.4%
Puerto Rico Industrial Medical & Environmental Pollution
Control Facilities Financing Authority, RB, Special
Facilities, American Airlines, Series A, 6.45%, 12/01/25	1,000	881,120
County/City/Special District/School District — 0.8%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A (AGM), 5.00%, 8/01/40	1,000	975,990
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.75%, 8/01/41 (b)	7,500	1,046,325
		2,022,315
Education — 0.4%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	1,000	884,280
Housing — 1.1%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	2,750	2,774,365
State — 1.2%
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (b):
(AMBAC), 4.99%, 7/01/44	1,100	99,506
(FGIC), 4.77%, 7/01/42	7,470	791,073
Puerto Rico Public Buildings Authority, RB, Government
Facilities, Series I, 5.25%, 7/01/14 (d)	55	62,160
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	2,000	2,037,400
		2,990,139
Tobacco — 0.3%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.63%, 5/15/43	1,000	847,620
Transportation — 2.7%
Puerto Rico Highway & Transportation Authority, RB,
Series Y (AGM), 6.25%, 7/01/21	1,000	1,130,310
Puerto Rico Highway & Transportation Authority,
Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	3,700	3,680,649
Series CC (AGM), 5.50%, 7/01/30	450	468,387
Series M, 5.00%, 7/01/32	1,500	1,363,830
		6,643,176
Utilities — 0.5%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A, 6.00%, 7/01/38	500	501,555
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC), 5.25%, 7/01/30	745	737,058
		1,238,613
Total Municipal Bonds in Puerto Rico		18,281,628

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	41

BlackRock New York Municipal Bond Fund
Schedule of Investments (concluded) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
U.S. Virgin Islands — 1.8%
Corporate — 1.8%
United States Virgin Islands, Refunding RB, Senior
Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21 $ 4,500		$ 4,425,210
Total Municipal Bonds in the U.S. Virgin Islands		4,425,210
Total Municipal Bonds — 96.4%		237,854,900
Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
New York — 3.0%
County/City/Special District/School District — 1.4%
City of New York New York, GO, Series J, 5.00%, 5/15/23	1,800	1,929,996
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A, 5.25%, 7/01/29	1,350	1,437,007
		3,367,003
Utilities — 1.6%
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 4.75%, 6/15/30	4,000	4,089,440
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 3.0%		7,456,443
Total Long-Term Investments
(Cost — $244,707,306) — 99.4%		245,311,343
Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (f)(g)	1,241,982	1,241,982
Total Short-Term Securities
(Cost — $1,241,982) — 0.5%		1,241,982
Total Investments (Cost — $245,949,288*) — 99.9%		246,553,325
Other Assets Less Liabilities — 1.5%		3,789,664
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (1.4)%		(3,576,490)
Net Assets — 100.0%		$ 246,766,499

* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 242,125,737
Gross unrealized appreciation	$ 7,544,264
Gross unrealized depreciation	(6,691,676)
Net unrealized appreciation	$ 852,588

(a) Variable rate security. Rate shown is as of report date.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e) Securities represent bonds transferred to a TOB trust in exchange for which the
Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at June 30,	Net	at June 30,
Affiliate	2010	Activity	2011	Income
BIF New York
Municipal
Money Fund	366,652	875,330	1,241,982	$ 272

(g) Represents the current yield as of report date.

• Financial futures contracts sold as of June 30, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange Expiration		Value Appreciation
50 30-Year U.S.	Chicago Board September
Treasury Bond	of Trade	2011	$6,228,421 $ 76,858

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1] .	—	$ 245,311,343	—	$ 245,311,343
Short–Term
Securities	$ 1,241,982	—	—	1,241,982
Total	$ 1,241,982	$ 245,311,343	—	$ 246,553,325
[1] See above Schedule of Investments for values in each sector.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest Rate
Contracts	$ 76,858	—	—	$ 76,858
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

42	ANNUAL REPORT	JUNE	30, 2011

Statements of Assets and Liabilities
	BlackRock		BlackRock	BlackRock	BlackRock
	Short-Term	BlackRock	National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
June 30, 2011	Fund	Fund	Fund	Fund	Bond Fund
Assets
Investments at value — unaffiliated[1]	$1,003,361,988	$ 735,337,898	$2,593,239,990	$ 168,845,909	$ 245,311,343
Investments at value — affiliated[2]	1,487,006	37,528,861	127,360,041	1,739,592	1,241,982
Cash	46	79	4,223	141,015	—
Cash pledged as collateral for financial futures contracts	—	495,000	390,000	69,000	120,000
Interest receivable	12,316,388	12,430,487	40,094,051	2,638,463	4,273,421
Capital shares sold receivable	6,157,498	895,549	11,012,234	413,263	679,128
Investments sold receivable	—	594,715	11,961,200	765,000	—
Variation margin receivable	—	118,594	—	27,844	26,563
Prepaid expenses	64,321	22,031	80,187	26,588	31,263
Total assets	1,023,387,247	787,423,214	2,784,141,926	174,666,674	251,683,700
Liabilities
Investments purchased payable	5,941,590	3,816,610	—	—	—
Capital shares redeemed payable	1,893,337	1,168,595	6,429,902	215,854	404,154
Income dividends payable	598,194	1,980,818	5,904,999	605,508	681,504
Investment advisory fees payable	512,998	207,919	942,960	70,155	111,172
Service and distribution fees payable	122,504	97,800	471,144	19,780	41,688
Interest expense and fees payable	—	50,545	217,693	7,759	1,490
Other affiliates payable	6,223	4,764	15,371	893	3,104
Officer's and Directors’ fees payable	1,575	1,246	3,093	580	693
TOB trust payable	–	11,750,000	—	—	—
Other accrued expenses payable	42,291	180,703	733,107	99,675	98,396
Total accrued liabilities	9,118,712	19,259,000	14,718,269	1,020,204	1,342,201
Other Liabilities
TOB Trust certificates	—	66,300,303	321,402,273	16,039,046	3,575,000
Total liabilities	9,118,712	85,559,303	336,120,542	17,059,250	4,917,201
Net Assets	$1,014,268,535	$ 701,863,911	$2,448,021,384	$ 157,607,424	$ 246,766,499
Net Assets Consist of
Paid-in capital	$1,012,298,492	$ 711,402,623	$2,473,083,228	$ 171,991,498	$ 257,968,811
Undistributed net investment income	483,959	2,281,895	1,888,807	314,041	799,549
Accumulated net realized loss	(7,783,408)	(25,969,219)	(88,569,304)	(12,436,851)	(12,682,756)
Net unrealized appreciation/depreciation	9,269,492	14,148,612	61,618,653	(2,261,264)	680,895
Net Assets	$1,014,268,535	$ 701,863,911	$2,448,021,384	$ 157,607,424	$ 246,766,499
[1] Investments at cost — unaffiliated	$ 994,092,496	$ 721,238,771	$2,531,621,337	$ 171,115,805	$ 244,707,306
[2] Investments at cost — affiliated	$ 1,487,006	$ 37,528,861	$ 127,360,041	$ 1,739,592	$ 1,241,982

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	43

Statements of Assets and Liabilities (concluded)
	BlackRock		BlackRock	BlackRock	BlackRock
	Short-Term	BlackRock	National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
June 30, 2011	Fund	Fund	Fund	Fund	Bond Fund
Net Asset Value
BlackRock:
Net assets	$ 43,940,536	—	—	—	—
Shares outstanding, $0.10 par value	4,315,693	—	—	—	—
Net asset value	$ 10.18	—	—	—	—
Par value per share	$ 0.10	—	—	—	—
Shares authorized	150 Million	—	—	—	—
Institutional:
Net assets	$ 603,837,305	$ 445,889,025	$1,207,500,571	$ 111,668,694	$ 25,863,580
Shares outstanding, $0.10 par value	59,316,914	60,329,363	120,091,817	13,380,122	2,495,487
Net asset value	$ 10.18	$ 7.39	$ 10.05	$ 8.35	$ 10.36
Par value per share	$ 0.10	$ 0.10	$ 0.10	$ 0.10	$ 0.10
Shares authorized	150 Million	500 Million	375 Million	100 Million	Unlimited
Investor A:
Net assets	$ 221,827,441	$ 172,176,037	$ 855,849,146	$ 27,993,423	$ 35,751,149
Shares outstanding, $0.10 par value	21,777,960	23,305,953	85,076,333	3,361,461	3,446,899
Net asset value	$ 10.19	$ 7.39	$ 10.06	$ 8.33	$ 10.37
Par value per share	$ 0.10	$ 0.10	$ 0.10	$ 0.10	$ 0.10
Shares authorized	150 Million	500 Million	375 Million	100 Million	Unlimited
Investor A1:
Net assets	$ 53,141,035	—	—	—	$151,326,987
Shares outstanding, $0.10 par value	5,216,023	—	—	—	14,591,250
Net asset value	$ 10.19	—	—	—	$ 10.37
Par value per share	$ 0.10	—	—	—	$ 0.10
Shares authorized	150 Million	—	—	—	Unlimited
Investor B:
Net assets	$ 5,257,859	$ 11,480,876	$ 30,346,003	—	$ 5,950,416
Shares outstanding, $0.10 par value	516,425	1,554,589	3,019,161	—	573,959
Net asset value	$ 10.18	$ 7.39	$ 10.05	—	$ 10.37
Par value per share	$ 0.10	$ 0.10	$ 0.10	—	$ 0.10
Shares authorized	150 Million	375 Million	375 Million	—	Unlimited
Investor C:
Net assets	$ 86,264,359	$ 43,846,128	$ 281,024,151	$ 17,945,307	$ 17,180,308
Shares outstanding, $0.10 par value	8,471,539	5,927,944	27,934,109	2,149,650	1,657,179
Net asset value	$ 10.18	$ 7.40	$ 10.06	$ 8.35	$ 10.37
Par value per share	$ 0.10	$ 0.10	$ 0.10	$ 0.10	$ 0.10
Shares authorized	150 Million	375 Million	375 Million	100 Million	Unlimited
Investor C1:
Net assets	—	$ 28,471,845	$ 73,301,513	—	$ 10,694,059
Shares outstanding, $0.10 par value	—	3,854,159	7,289,144	—	1,031,260
Net asset value	—	$ 7.39	$ 10.06	—	$ 10.37
Par value per share	—	$ 0.10	$ 0.10	—	$ 0.10
Shares authorized	—	375 Million	375 Million	—	Unlimited

See Notes to Financial Statements.

44	ANNUAL REPORT	JUNE	30, 2011

Statements of Operations
	BlackRock		BlackRock	BlackRock	BlackRock
	Short-Term	BlackRock	National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Year Ended June 30, 2011	Fund	Fund	Fund	Fund	Bond Fund
Investment Income
Interest	$ 18,012,790	$ 39,948,872	$ 134,279,326	$ 9,537,595	$ 14,136,465
Income — affiliated	13,112	121,308	223,418	7,951	272
Total income	18,025,902	40,070,180	134,502,744	9,545,546	14,136,737
Expenses
Investment advisory	3,603,131	2,716,354	11,623,005	822,333	1,416,323
Service — Investor A	644,197	470,361	2,116,463	66,722	96,179
Service — Investor A1	58,822	—	—	—	156,255
Service and distribution — Investor B	24,135	106,158	285,693	—	40,376
Service and distribution — Investor C	1,036,256	463,272	2,927,225	169,020	178,819
Service and distribution — Investor C1	—	247,713	644,752	—	68,918
Transfer agent — BlackRock	218	—	—	—	—
Transfer agent — Institutional	630,590	168,533	956,681	20,096	7,618
Transfer agent — Investor A	66,891	96,057	508,710	10,350	30,358
Transfer agent — Investor A1	28,793	—	—	—	74,617
Transfer agent — Investor B	5,234	9,323	33,283	—	5,548
Transfer agent — Investor C	57,123	21,935	159,004	10,374	7,951
Transfer agent — Investor C1	—	17,534	47,264	—	4,921
Accounting services	236,484	177,032	428,794	46,902	62,252
Registration	146,387	87,607	214,699	58,192	69,811
Printing	80,924	47,755	135,228	10,384	28,722
Custodian	68,704	50,926	118,330	18,884	17,373
Professional	63,157	59,660	108,398	48,392	88,921
Officer and Directors	37,672	31,101	63,121	19,582	21,726
Reorganization	—	—	69,296	—	—
Miscellaneous	53,764	50,101	77,829	29,688	39,569
Total expenses excluding interest expense and fees	6,842,482	4,821,422	20,517,775	1,330,919	2,416,257
Interest expense and fees[1]	—	462,270	2,023,258	79,287	30,929
Total expenses	6,842,482	5,283,692	22,541,033	1,410,206	2,447,186
Less fees waived by advisor	(40,333)	(11,232)	(71,629)	(2,385)	(7,283)
Less transfer agent fees waived and/or reimbursed — class specific	(590,306)	—	(21,814)	—	—
Less fees paid indirectly	(199)	(42)	(116)	—	(6)
Total expenses after fees waived and/or reimbursed and paid indirectly	6,211,644	5,272,418	22,447,474	1,407,821	2,439,897
Net investment income	11,814,258	34,797,762	112,055,270	8,137,725	11,696,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,083,019	(7,958,757)	(16,048,572)	(2,880,742)	(492,919)
Investments — affiliated	—	(213,126)	—	—	—
Financial futures contracts	(349,061)	(1,933,400)	(4,190,847)	(499,532)	(604,012)
	733,958	(10,105,283)	(20,239,419)	(3,380,274)	(1,096,931)
Net change in unrealized appreciation/depreciation on:
Investments	(1,618,994)	(6,745,151)	(22,729,886)	1,084,178	(4,287,091)
Financial futures contracts	—	134,303	393,128	8,632	77,464
	(1,618,994)	(6,610,848)	(22,336,758)	1,092,810	(4,209,627)
Total realized and unrealized loss	(885,036)	(16,716,131)	(42,576,177)	(2,287,464)	(5,306,558)
Net Increase in Net Assets Resulting from Operations	$ 10,929,222	$ 18,081,631	$ 69,479,093	$ 5,850,261	$ 6,390,282
[1] Related to TOBs.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	45

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 11,814,258	$ 13,068,301
Net realized gain	733,958	494,322
Net change in unrealized appreciation/depreciation	(1,618,994)	3,555,853
Net increase in net assets resulting from operations	10,929,222	17,118,476
Dividends to Shareholders From
Net investment income:
BlackRock	(296,867)	(126,369)
Institutional	(7,987,166)	(8,667,629)
Investor A	(2,574,837)	(2,658,864)
Investor A1	(671,515)	(1,043,367)
Investor B	(59,313)	(101,560)
Investor C	(224,914)	(470,373)
Decrease in net assets resulting from dividends to shareholders	(11,814,612)	(13,068,162)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(120,319,787)	446,346,568
Net Assets
Total increase (decrease) in net assets	(121,205,177)	450,396,882
Beginning of year	1,135,473,712	685,076,830
End of year	$ 1,014,268,535	$ 1,135,473,712
Undistributed net investment income	$ 483,959	$ 484,369

See Notes to Financial Statements.

46	ANNUAL REPORT	JUNE	30, 2011

Statements of Changes in Net Assets	BlackRock Municipal Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 34,797,762	$ 36,974,681
Net realized gain (loss)	(10,105,283)	109,019
Net change in unrealized appreciation/depreciation	(6,610,848)	37,425,412
Net increase in net assets resulting from operations	18,081,631	74,509,112
Dividends to Shareholders From
Net investment income:
Institutional	(22,679,913)	(24,523,908)
Investor A	(8,498,229)	(8,923,096)
Investor B	(566,753)	(776,512)
Investor C	(1,747,524)	(1,381,082)
Investor C1	(1,226,459)	(1,392,487)
Decrease in net assets resulting from dividends to shareholders	(34,718,878)	(36,997,085)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(77,379,349)	(7,051,731)
Net Assets
Total increase (decrease) in net assets	(94,016,596)	30,460,296
Beginning of year	795,880,507	765,420,211
End of year	$ 701,863,911	$ 795,880,507
Undistributed net investment income	$ 2,281,895	$ 2,416,717

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	47

Statements of Changes in Net Assets	BlackRock National Municipal Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 112,055,270	$ 96,333,720
Net realized loss	(20,239,419)	(2,064,058)
Net change in unrealized appreciation/depreciation	(22,336,758)	120,680,314
Net increase in net assets resulting from operations	69,479,093	214,949,976
Dividends to Shareholders From
Net investment income:
Institutional	(57,025,147)	(48,071,614)
Investor A	(38,918,106)	(32,665,327)
Investor B	(1,562,654)	(2,064,417)
Investor C	(11,251,949)	(9,329,434)
Investor C1	(3,251,474)	(3,673,746)
Decrease in net assets resulting from dividends to shareholders	(112,009,330)	(95,804,538)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	140,450,808	311,714,029
Net Assets
Total increase in net assets	97,920,571	430,859,467
Beginning of year	2,350,100,813	1,919,241,346
End of year	$ 2,448,021,384	$ 2,350,100,813
Undistributed net investment income	$ 1,888,807	$ 2,532,137

See Notes to Financial Statements.

48	ANNUAL REPORT	JUNE	30, 2011

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 8,137,725	$ 5,380,956
Net realized loss	(3,380,274)	(862,425)
Net change in unrealized appreciation/depreciation	1,092,810	12,678,898
Net increase in net assets resulting from operations	5,850,261	17,197,429
Dividends to Shareholders From
Net investment income:
Institutional	(5,823,873)	(4,001,250)
Investor A	(1,388,936)	(889,571)
Investor C	(752,102)	(440,107)
Decrease in net assets resulting from dividends to shareholders	(7,964,911)	(5,330,928)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	25,911,196	65,759,877
Net Assets
Total increase in net assets	23,796,546	77,626,378
Beginning of year	133,810,878	56,184,500
End of year	$ 157,607,424	$ 133,810,878
Undistributed net investment income	$ 314,041	$ 316,237

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	49

Statements of Changes in Net Assets	BlackRock New York Municipal Bond Fund
	Year Ended June 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 11,696,840	$ 11,530,532
Net realized gain (loss)	(1,096,931)	837,288
Net change in unrealized appreciation/depreciation	(4,209,627)	16,848,788
Net increase in net assets resulting from operations	6,390,282	29,216,608
Dividends to Shareholders From
Net investment income:
Institutional	(1,205,096)	(994,195)
Investor A	(1,709,124)	(1,383,566)
Investor A1	(7,233,004)	(7,515,339)
Investor B	(338,853)	(454,361)
Investor C	(666,985)	(588,088)
Investor C1	(474,356)	(514,636)
Decrease in net assets resulting from dividends to shareholders	(11,627,418)	(11,450,185)
Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(11,511,267)	11,855,642
Net Assets
Total increase (decrease) in net assets	(16,748,403)	29,622,065
Beginning of year	263,514,902	233,892,837
End of year	$ 246,766,499	$ 263,514,902
Undistributed net investment income	$ 799,549	$ 732,806

See Notes to Financial Statements.

50	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights			BlackRock Short-Term Municipal Fund
			BlackRock
					Period
					October 2, 2006[1]
		Year Ended June 30,			to June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 10.14	$ 9.98	$ 9.89	$ 9.93
Net investment income[2]	0.12	0.15	0.26	0.33	0.25
Net realized and unrealized gain (loss)	(0.00)[3]	0.06	0.17	0.09	(0.04)
Net increase from investment operations	0.12	0.21	0.43	0.42	0.21
Dividends from net investment income	(0.13)	(0.16)	(0.27)	(0.33)	(0.25)
Net asset value, end of period	$ 10.18	$ 10.19	$ 10.14	$ 9.98	$ 9.89
Total Investment Return[3]
Based on net asset value	1.17%	2.04%	4.36%	4.26%	2.09%[4]
Ratios to Average Net Assets
Total expenses	0.40%	0.41%	0.45%	0.42%	0.45%[5]
Total expenses after fees waived and paid indirectly	0.39%	0.40%	0.44%	0.39%	0.35%[5]
Net investment income	1.25%	1.42%	2.65%	3.28%	3.34%[5]
Supplemental Data
Net assets, end of period (000)	$ 43,941	$ 17,244	$ 2,424	$ 1,822	$ 2,457
Portfolio turnover	44%	36%	21%	33%	110%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	51

Financial Highlights (continued)			BlackRock Short-Term Municipal Fund
			Institutional
		Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.88
Net investment income[1]	0.13	0.15	0.27	0.33	0.32
Net realized and unrealized gain (loss)	(0.00)[2]	0.06	0.17	0.09	0.00[3]
Net increase from investment operations	0.13	0.21	0.44	0.42	0.32
Dividends from net investment income	(0.13)	(0.16)	(0.28)	(0.33)	(0.32)
Net asset value, end of year	$ 10.18	$ 10.18	$ 10.13	$ 9.97	$ 9.88
Total Investment Return[4]
Based on net asset value	1.27%	2.04%	4.45%	4.31%	3.32%
Ratios to Average Net Assets
Total expenses	0.49%	0.48%	0.47%	0.49%	0.48%
Total expenses after fees waived and paid indirectly	0.40%	0.40%	0.35%	0.35%	0.38%
Net investment income	1.26%	1.50%	2.68%	3.30%	3.27%
Supplemental Data
Net assets, end of year (000)	$ 603,837	$ 628,194	$ 403,143	$ 181,624	$ 131,061
Portfolio turnover	44%	36%	21%	33%	110%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Amount is less than $0.01 per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

52	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights (continued)			BlackRock Short-Term Municipal Fund
			Investor A
					Period
					October 2, 2006[1]
		Year Ended June 30,			to June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 10.13	$ 9.98	$ 9.88	$ 9.93
Net investment income[2]	0.10	0.12	0.21	0.30	0.23
Net realized and unrealized gain (loss)	(0.00)[3]	0.07	0.19	0.11	(0.05)
Net increase from investment operations	0.10	0.19	0.40	0.41	0.18
Dividends from net investment income	(0.10)	(0.13)	(0.25)	(0.31)	(0.23)
Net asset value, end of period	$ 10.19	$ 10.19	$ 10.13	$ 9.98	$ 9.88
Total Investment Return[3]
Based on net asset value	0.99%	1.86%	4.08%	4.15%	1.79%[4]
Ratios to Average Net Assets
Total expenses	0.67%	0.68%	0.72%	0.79%	1.06%[5]
Total expenses after fees waived and paid indirectly	0.67%	0.67%	0.60%	0.60%	0.61%[5]
Net investment income	1.00%	1.20%	2.26%	3.03%	3.12%[5]
Supplemental Data
Net assets, end of period (000)	$ 221,827	$ 297,336	$ 121,355	$ 9,403	$ 1,456
Portfolio turnover	44%	36%	21%	33%	110%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	53

Financial Highlights (continued)							BlackRock Short-Term Municipal Fund
			Investor A1					Investor B
		Year Ended June 30,					Year Ended June 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 10.19	$ 10.14	$ 9.98	$ 9.89	$ 9.89	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.88
Net investment income[1]	0.12	0.14	0.27	0.32	0.32	0.09	0.11	0.24	0.30	0.29
Net realized and unrealized gain (loss)	(0.00)[2]	0.05	0.16	0.09	(0.01)	(0.00)[2]	0.05	0.16	0.08	(0.00)[2]
Net increase from investment operations	0.12	0.19	0.43	0.41	0.31	0.09	0.16	0.40	0.38	0.29
Dividends from net investment income	(0.12)	(0.14)	(0.27)	(0.32)	(0.31)	(0.09)	(0.11)	(0.24)	(0.29)	(0.29)
Net asset value, end of year	$ 10.19	$ 10.19	$ 10.14	$ 9.98	$ 9.89	$ 10.18	$ 10.18	$ 10.13	$ 9.97	$ 9.88
Total Investment Return[2]
Based on net asset value	1.14%	1.91%	4.34%	4.20%	3.21%	0.85%	1.62%	4.08%	3.94%	2.95%
Ratios to Average Net Assets
Total expenses	0.54%	0.55%	0.58%	0.59%	0.58%	0.82%	0.82%	0.85%	0.85%	0.85%
Total expenses after fees waived and
paid indirectly	0.52%	0.52%	0.45%	0.45%	0.48%	0.81%	0.81%	0.70%	0.70%	0.74%
Net investment income	1.14%	1.41%	2.70%	3.22%	3.18%	0.86%	1.13%	2.41%	2.97%	2.90%
Supplemental Data
Net assets, end of year (000)	$ 53,141	$ 66,404	$ 78,606	$105,580	$122,281	$ 5,258	$ 8,503	$ 9,917	$ 10,612	$ 14,380
Portfolio turnover	44%	36%	21%	33%	110%	44%	36%	21%	33%	110%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

54	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights (concluded)			BlackRock Short-Term Municipal Fund
			Investor C
					Period
					October 2, 2006[1]
		Year Ended June 30,			to June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.18	$ 10.13	$ 9.97	$ 9.88	$ 9.93
Net investment income[2]	0.02	0.05	0.15	0.23	0.17
Net realized and unrealized gain (loss)	(0.00)[3]	0.05	0.19	0.09	(0.05)
Net increase from investment operations	0.02	0.10	0.34	0.32	0.12
Dividends from net investment income	(0.02)	(0.05)	(0.18)	(0.23)	(0.17)
Net asset value, end of period	$ 10.18	$ 10.18	$ 10.13	$ 9.97	$ 9.88
Total Investment Return[4]
Based on net asset value	0.21%	0.97%	3.41%	3.27%	1.23%[5]
Ratios to Average Net Assets
Total expenses	1.45%	1.46%	1.52%	1.78%	2.06%[6]
Total expenses after fees waived and paid indirectly	1.45%	1.45%	1.35%	1.35%	1.36%[6]
Net investment income	0.22%	0.44%	1.56%	2.28%	2.37%[6]
Supplemental Data
Net assets, end of period (000)	$ 86,264	$ 117,792	$ 69,632	$ 7,365	$ 2,084
Portfolio turnover	44%	36%	21%	33%	110%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	55

Financial Highlights								BlackRock Municipal Fund
		Institutional						Investor A
		Year Ended June 30,					Year Ended June 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 7.52	$ 7.17	$ 7.42	$ 7.67	$ 7.69	$ 7.52	$ 7.17	$ 7.41	$ 7.67	$ 7.68
Net investment income[1]	0.35	0.36	0.35	0.33	0.32	0.34	0.34	0.33	0.31	0.33
Net realized and unrealized gain (loss)	(0.13)	0.35	(0.25)	(0.23)	0.03	(0.14)	0.35	(0.24)	(0.24)	0.01
Net increase from investment operations	0.22	0.71	0.10	0.10	0.35	0.20	0.69	0.09	0.07	0.34
Dividends and distributions from:
Net investment income	(0.35)	(0.36)	(0.35)	(0.34)	(0.33)	(0.33)	(0.34)	(0.33)	(0.32)	(0.31)
Net realized gain	—	—	(0.00)[2]	(0.01)	(0.04)	—	—	(0.00)[2]	(0.01)	(0.04)
Total dividends and distributions	(0.35)	(0.36)	(0.35)	(0.35)	(0.37)	(0.33)	(0.34)	(0.33)	(0.33)	(0.35)
Net asset value, end of year	$ 7.39	$ 7.52	$ 7.17	$ 7.42	$ 7.67	$ 7.39	$ 7.52	$ 7.17	$ 7.41	$ 7.67
Total Investment Return[3]
Based on net asset value	3.07%	10.04%	1.52%	1.37%	4.60%	2.80%	9.76%	1.39%	0.96%	4.47%
Ratios to Average Net Assets
Total expenses	0.52%	0.52%	0.67%	0.85%	0.87%	0.79%	0.78%	0.93%	1.11%	1.13%
Total expenses after fees waived	0.52%	0.52%	0.66%	0.84%	0.87%	0.79%	0.78%	0.92%	1.10%	1.12%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4]	0.46%	0.46%	0.47%	0.46%	0.47%	0.73%	0.72%	0.73%	0.72%	0.72%
Net investment income	4.79%	4.82%	4.93%	4.38%	4.42%	4.52%	4.56%	4.67%	4.12%	4.17%
Supplemental Data
Net assets, end of year (000)	$445,889	$505,547	$493,427	$545,130	$604,691	$172,176	$196,325	$189,614	$169,010	$172,236
Portfolio turnover	21%	14%	15%	40%	36%	21%	14%	15%	40%	36%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights (continued)				BlackRock Municipal Fund
			Investor B
		Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 7.51	$ 7.16	$ 7.41	$ 7.67	$ 7.68
Net investment income[1]	0.30	0.30	0.29	0.27	0.29
Net realized and unrealized gain (loss)	(0.12)	0.35	(0.25)	(0.24)	0.01
Net increase (decrease) from investment operations	0.18	0.65	0.04	0.03	0.30
Dividends and distributions from:
Net investment income	(0.30)	(0.30)	(0.29)	(0.28)	(0.27)
Net realized gain	—	—	(0.00)[2]	(0.01)	(0.04)
Total dividends and distributions	(0.30)	(0.30)	(0.29)	(0.29)	(0.31)
Net asset value, end of year	$ 7.39	$ 7.51	$ 7.16	$ 7.41	$ 7.67
Total Investment Return[3]
Based on net asset value	2.42%	9.20%	0.73%	0.45%	3.95%
Ratios to Average Net Assets
Total expenses	1.30%	1.30%	1.45%	1.61%	1.63%
Total expenses after fees waived and paid indirectly	1.30%	1.29%	1.44%	1.61%	1.63%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4] .	1.24%	1.24%	1.25%	1.23%	1.23%
Net investment income	4.01%	4.04%	4.15%	3.61%	3.67%
Supplemental Data
Net assets, end of year (000)	$ 11,481	$ 16,987	$ 20,504	$ 33,422	$ 45,533
Portfolio turnover	21%	14%	15%	40%	36%

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	57

Financial Highlights (concluded)								BlackRock Municipal Fund
			Investor C					Investor C1
					Period
				October 2, 2006[1]
		Year Ended June 30,			to June 30,		Year Ended June 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 7.53	$ 7.17	$ 7.42	$ 7.68	$ 7.88	$ 7.52	$ 7.16	$ 7.41	$ 7.67	$ 7.68
Net investment income[2]	0.28	0.28	0.28	0.25	0.17	0.29	0.30	0.29	0.27	0.28
Net realized and unrealized gain (loss)	(0.13)	0.36	(0.26)	(0.24)	(0.14)	(0.12)	0.36	(0.25)	(0.24)	0.02
Net increase (decrease) from investment
operations	0.15	0.64	0.02	0.01	0.03	0.17	0.66	0.04	0.03	0.30
Dividends and distributions from:
Net investment income	(0.28)	(0.28)	(0.27)	(0.26)	(0.19)	(0.30)	(0.30)	(0.29)	(0.28)	(0.27)
Net realized gain	—	—	(0.00)[2]	(0.01)	(0.04)	—	—	(0.00)[3]	(0.01)	(0.04)
Total dividends and distributions	(0.28)	(0.28)	(0.27)	(0.27)	(0.23)	(0.30)	(0.30)	(0.29)	(0.29)	(0.31)
Net asset value, end of period	$ 7.40	$ 7.53	$ 7.17	$ 7.42	$ 7.68	$ 7.39	$ 7.52	$ 7.16	$ 7.41	$ 7.67
Total Investment Return[4]
Based on net asset value	2.05%	9.09%	0.51%	0.22%	0.34%[5]	2.24%	9.30%	0.69%	0.41%	3.90%
Ratios to Average Net Assets
Total expenses	1.53%	1.53%	1.68%	1.85%	1.90%[6]	1.34%	1.34%	1.49%	1.66%	1.68%
Total expenses after fees waived and
paid indirectly	1.53%	1.53%	1.67%	1.84%	1.90%[6]	1.34%	1.34%	1.48%	1.65%	1.68%
Total expenses after fees waived and
paid indirectly and excluding interest expense
and fees[7]	1.47%	1.47%	1.48%	1.46%	1.51%[6]	1.28%	1.28%	1.29%	1.27%	1.28%
Net investment income	3.78%	3.81%	3.92%	3.37%	3.37%	3.97%	4.00%	4.11%	3.57%	3.63%
Supplemental Data
Net assets, end of period (000)	$ 43,846	$ 43,505	$ 27,375	$ 13,674	$ 4,542	$ 28,472	$ 33,515	$ 34,500	$ 42,655	$ 51,452
Portfolio turnover	21%	14%	15%	40%	36%	21%	14%	15%	40%	36%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

58	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights							BlackRock National Municipal Fund
		Institutional						Investor A
		Year Ended June 30,					Year Ended June 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.36	$ 10.19	$ 9.62	$ 9.96	$ 10.39	$ 10.37
Net investment income[1]	0.49	0.48	0.48	0.48	0.49	0.46	0.45	0.46	0.45	0.46
Net realized and unrealized gain (loss)	(0.14)	0.57	(0.35)	(0.44)	0.05	(0.13)	0.57	(0.35)	(0.43)	0.03
Net increase from investment operations	0.35	1.05	0.13	0.04	0.54	0.33	1.02	0.11	0.02	0.49
Dividends from net investment income	(0.49)	(0.47)	(0.47)	(0.48)	(0.51)	(0.46)	(0.45)	(0.45)	(0.45)	(0.47)
Net asset value, end of year	$ 10.05	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.06	$ 10.19	$ 9.62	$ 9.96	$ 10.39
Total Investment Return[2]
Based on net asset value	3.49%	11.16%	1.56%	0.35%	5.06%	3.36%	10.77%	1.32%	0.22%	4.71%
Ratios to Average Net Assets
Total expenses	0.69%	0.62%	0.67%	0.79%	1.00%	0.92%	0.87%	0.91%	1.02%	1.24%
Total expenses after fees waived and
paid indirectly	0.69%	0.62%	0.65%	0.78%	0.99%	0.92%	0.87%	0.90%	1.01%	1.24%
Total expenses after fees waived and
paid indirectly and excluding interest expense
and fees[3]	0.60%	0.59%	0.60%	0.60%	0.59%	0.83%	0.84%	0.84%	0.82%	0.84%
Net investment income	4.83%	4.76%	5.10%	4.69%	4.66%	4.60%	4.52%	4.87%	4.46%	4.43%
Supplemental Data
Net assets, end of year (000)	$1,207,501 $1,103,381 $934,807			$977,642	$976,153	$855,849	$820,009	$635,090	$472,018	$349,225
Portfolio turnover	51%	70%	65%	61%	46%	51%	70%	65%	61%	46%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	59

Financial Highlights (continued)			BlackRock National Municipal Fund
			Investor B
		Year Ended June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 10.18	$ 9.61	$ 9.95	$ 10.38	$ 10.36
Net investment income[1]	0.41	0.40	0.41	0.40	0.41
Net realized and unrealized gain (loss)	(0.12)	0.57	(0.35)	(0.43)	0.02
Net increase (decrease) from investment operations	0.29	0.97	0.06	(0.03)	0.43
Dividends from net investment income	(0.42)	(0.40)	(0.40)	(0.40)	(0.41)
Net asset value, end of year	$ 10.05	$ 10.18	$ 9.61	$ 9.95	$ 10.38
Total Investment Return[2]
Based on net asset value	2.89%	10.21%	0.79%	(0.30)%	4.18%
Ratios to Average Net Assets
Total expenses	1.44%	1.39%	1.43%	1.54%	1.75%
Total expenses after fees waived and paid indirectly	1.38%	1.38%	1.41%	1.53%	1.75%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3] .	1.30%	1.36%	1.36%	1.35%	1.34%
Net investment income	4.10%	3.99%	4.35%	3.94%	3.92%
Supplemental Data
Net assets, end of year (000)	$ 30,346	$ 46,152	$ 58,079	$ 69,859	$ 101,260
Portfolio turnover	51%	70%	65%	61%	46%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

60	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights (concluded)							BlackRock National Municipal Fund
			Investor C					Investor C1
					Period
				October 2, 2006[1]
		Year Ended June 30,		to June 30,			Year Ended June 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.19	$ 9.62	$ 9.96	$ 10.39	$ 10.57	$ 10.19	$ 9.61	$ 9.95	$ 10.39	$ 10.36
Net investment income[2]	0.39	0.38	0.39	0.37	0.25	0.41	0.40	0.41	0.40	0.41
Net realized and unrealized gain (loss)	(0.13)	0.57	(0.35)	(0.43)	(0.16)	(0.13)	0.57	(0.35)	(0.44)	0.04
Net increase (decrease) from investment
operations	0.26	0.95	0.04	(0.06)	0.09	0.28	0.97	0.06	(0.04)	0.45
Dividends from net investment income	(0.39)	(0.38)	(0.38)	(0.37)	(0.27)	(0.41)	(0.39)	(0.40)	(0.40)	(0.42)
Net asset value, end of period	$ 10.06	$ 10.19	$ 9.62	$ 9.96	$ 10.39	$ 10.06	$ 10.19	$ 9.61	$ 9.95	$ 10.39
Total Investment Return[3]
Based on net asset value	2.60%	9.95%	0.56%	(0.57)%	0.96%[4]	2.80%	10.28%	0.76%	(0.44)%	4.23%
Ratios to Average Net Assets
Total expenses	1.66%	1.61%	1.66%	1.82%	2.05%[5]	1.47%	1.42%	1.46%	1.58%	1.80%
Total expenses after fees waived and
paid indirectly	1.66%	1.61%	1.65%	1.81%	2.05%[5]	1.46%	1.42%	1.44%	1.57%	1.80%
Total expenses after fees waived and
paid indirectly and excluding interest expense
and fees[6]	1.58%	1.58%	1.59%	1.62%	1.65%[5]	1.38%	1.39%	1.39%	1.39%	1.39%
Net investment income	3.85%	3.77%	4.12%	3.66%	3.59%[5]	4.04%	3.96%	4.32%	3.90%	3.88%
Supplemental Data
Net assets, end of period (000)	$281,024	$292,132	$195,475	$103,504	$ 41,676	$ 73,302	$ 88,427	$ 95,790	$114,746	$140,653
Portfolio turnover	51%	70%	65%	61%	46%	51%	70%	65%	61%	46%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	61

Financial Highlights							BlackRock High Yield Municipal Fund
		Institutional						Investor A
					Period					Period
				August 1, 2006[1]					August 1, 2006[1]
		Year Ended June 30,			to June 30,		Year Ended June 30,			to June 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 8.47	$ 7.29	$ 8.68	$ 9.96	$ 10.00	$ 8.46	$ 7.28	$ 8.67	$ 9.95	$ 10.00
Net investment income[2]	0.46	0.46	0.48	0.44	0.39	0.43	0.43	0.44	0.41	0.32
Net realized and unrealized gain (loss)	(0.13)	1.18	(1.40)	(1.26)	(0.03)	(0.13)	1.18	(1.39)	(1.26)	0.01
Net increase (decrease) from investment
operations	0.33	1.64	(0.92)	(0.82)	0.36	0.30	1.61	(0.95)	(0.85)	0.33
Dividends and distributions from:
Net investment income	(0.45)	(0.46)	(0.47)	(0.44)	(0.40)	(0.43)	(0.43)	(0.44)	(0.41)	(0.38)
Net realized gain	—	—	—	(0.02)	(0.00)[3]	—	—	—	(0.02)	(0.00)[3]
Total dividends and distributions	(0.45)	(0.46)	(0.47)	(0.46)	(0.40)	(0.43)	(0.43)	(0.44)	(0.43)	(0.38)
Net asset value, end of period	$ 8.35	$ 8.47	$ 7.29	$ 8.68	$ 9.96	$ 8.33	$ 8.46	$ 7.28	$ 8.67	$ 9.95
Total Investment Return[4]
Based on net asset value	4.14%	22.88%	(10.40)%	(8.38)%	3.59%[5]	3.73%	22.58%	(10.67)%	(8.62)%	3.26%[5]
Ratios to Average Net Assets
Total expenses	0.78%	0.83%	0.93%	0.84%	0.96%[6]	1.05%	1.09%	1.18%	1.08%	1.19%[6]
Total expenses after fees waived	0.78%	0.83%	0.92%	0.81%	0.62%[6]	1.05%	1.09%	1.17%	1.05%	0.89%[6]
Total expenses after fees waived and excluding
interest expense and fees[7]	0.72%	0.79%	0.89%	0.78%	0.62%[6]	0.99%	1.05%	1.14%	1.03%	0.89%[6]
Net investment income	5.49%	5.63%	6.52%	4.76%	4.35%[6]	5.21%	5.33%	6.13%	4.52%	4.16%[6]
Supplemental Data
Net assets, end of period (000)	$111,669	$ 94,146	$ 45,997	$ 71,203	$ 62,464	$ 27,993	$ 25,105	$ 4,798	$ 6,513	$ 5,892
Portfolio turnover	31%	32%	39%	33%	16%	31%	32%	39%	33%	16%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

62	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights (concluded)			BlackRock High Yield Municipal Fund
			Investor C
					Period
					August 1, 2006[1]
		Year Ended June 30,			to June 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 8.47	$ 7.29	$ 8.68	$ 9.97	$ 10.00
Net investment income[2]	0.37	0.37	0.41	0.34	0.30
Net realized and unrealized gain (loss)	(0.12)	1.18	(1.41)	(1.27)	(0.02)
Net increase (decrease) from investment operations	0.25	1.55	(1.00)	(0.93)	0.28
Dividends and distributions from:
Net investment income	(0.37)	(0.37)	(0.39)	(0.34)	(0.31)
Net realized gain	—	—	—	(0.02)	(0.00)[3]
Total dividends and distributions	(0.37)	(0.37)	(0.39)	(0.36)	(0.31)
Net asset value, end of period	$ 8.35	$ 8.47	$ 7.29	$ 8.68	$ 9.97
Total Investment Return[4]
Based on net asset value	3.07%	21.61%	(11.33)%	(9.40)%	2.84%[5]
Ratios to Average Net Assets
Total expenses	1.82%	1.88%	1.97%	1.85%	1.84%[6]
Total expenses after fees waived	1.82%	1.88%	1.97%	1.82%	1.53%[6]
Total expenses after fees waived and excluding interest expense and fees[7]	1.77%	1.84%	1.94%	1.80%	1.53%[6]
Net investment income	4.45%	4.58%	5.59%	3.76%	3.50%[6]
Supplemental Data
Net assets, end of period (000)	$ 17,945	$ 14,560	$ 5,389	$ 4,527	$ 4,378
Portfolio turnover	31%	32%	39%	33%	16%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	63

Financial Highlights				BlackRock New York Municipal Bond Fund
			Institutional
				Period
				October 1,
				2007 to
	Year Ended June 30,			June 30,	Year Ended September 30,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.05
Net investment income[1]	0.50	0.49	0.48	0.36	0.49	0.51
Net realized and unrealized gain (loss)	(0.20)	0.74	(0.56)	(0.46)	(0.26)	0.04
Net increase (decrease) from investment operations	0.30	1.23	(0.08)	(0.10)	0.23	0.55
Dividends from net investment income	(0.49)	(0.49)	(0.49)	(0.36)	(0.49)	(0.50)
Net asset value, end of period	$ 10.36	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10
Total Investment Return[2]
Based on net asset value	2.97%	12.74%	(0.60)%	(0.91)%[3]	2.12%	5.19%
Ratios to Average Net Assets
Total expenses	0.72%	0.76%	0.78%	0.82%[4]	0.85%	0.90%
Total expenses, after fees waived and paid indirectly	0.72%	0.76%	0.77%	0.81%[4]	0.85%	0.90%
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[5]	0.70%	0.75%	0.76%	0.74%[4]	0.73%	0.74%
Net investment income	4.78%	4.77%	5.01%	4.56%[4]	4.51%	4.64%
Supplemental Data
Net assets, end of period (000)	$ 25,864	$ 23,841	$ 19,105	$ 17,949	$ 14,927	$ 10,995
Portfolio turnover	17%	19%	30%	16%	19%	46%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

64	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights (continued)			BlackRock New York Municipal Bond Fund
			Investor A
				Period	Period
				October 1,	October 2,
				2007	2006[1] to
	Year Ended June 30,			to June 30,	September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.82	$ 10.39	$ 10.85	$ 11.10
Net investment income[2]	0.47	0.47	0.46	0.34	0.46
Net realized and unrealized gain (loss)	(0.19)	0.72	(0.57)	(0.46)	(0.25)
Net increase (decrease) from investment operations	0.28	1.19	(0.11)	(0.12)	0.21
Dividends from net investment income	(0.46)	(0.46)	(0.46)	(0.34)	(0.46)
Net asset value, end of period	$ 10.37	$ 10.55	$ 9.82	$ 10.39	$ 10.85
Total Investment Return[3]
Based on net asset value	2.76%	12.33%	(0.85)%	(1.10)%[4]	1.93%[4]
Ratios to Average Net Assets
Total expenses	1.02%	1.02%	1.05%	1.07%[5]	1.10%[5]
Total expenses after fees waived and paid indirectly	1.01%	1.02%	1.04%	1.06%[5]	1.10%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6] .	1.00%	1.01%	1.02%	0.99%[5]	0.99%[5]
Net investment income	4.47%	4.50%	4.77%	4.31%[5]	4.27%[5]
Supplemental Data
Net assets, end of period (000)	$ 35,751	$ 37,736	$ 20,528	$ 16,181	$ 11,964
Portfolio turnover	17%	19%	30%	16%	19%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	65

Financial Highlights (continued)				BlackRock New York Municipal Bond Fund
			Investor A1
				Period
				October 1,
				2007 to
	Year Ended June 30,			June 30,	Year Ended September 30,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.82	$ 10.39	$ 10.85	$ 11.10	$ 11.05
Net investment income[1]	0.49	0.48	0.48	0.36	0.49	0.50
Net realized and unrealized gain (loss)	(0.19)	0.73	(0.57)	(0.47)	(0.26)	0.04
Net increase (decrease) from investment operations	0.30	1.21	(0.09)	(0.11)	0.23	0.54
Dividends from net investment income	(0.48)	(0.48)	(0.48)	(0.35)	(0.48)	(0.49)
Net asset value, end of period	$ 10.37	$ 10.55	$ 9.82	$ 10.39	$ 10.85	$ 11.10
Total Investment Return[2]
Based on net asset value	2.95%	12.49%	(0.70)%	(0.99)%[3]	2.11%	5.08%
Ratios to Average Net Assets
Total expenses	0.84%	0.88%	0.89%	0.92%[4]	0.95%	1.00%
Total expenses after fees waived and paid indirectly	0.83%	0.87%	0.88%	0.91%[4]	0.95%	0.99%
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[5]	0.82%	0.86%	0.87%	0.84%[4]	0.83%	0.84%
Net investment income	4.66%	4.65%	4.90%	4.45%[4]	4.40%	4.52%
Supplemental Data
Net assets, end of period (000)	$ 151,327	$ 162,305	$ 157,706	$ 177,080	$ 204,497	$ 223,322
Portfolio turnover	17%	19%	30%	16%	19%	46%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

66	ANNUAL REPORT	JUNE	30, 2011

Financial Highlights (continued)				BlackRock New York Municipal Bond Fund
			Investor B
				Period
				October 1,
				2007 to
	Year Ended June 30,			June 30,	Year Ended September 30,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10	$ 11.06
Net investment income[1]	0.44	0.44	0.44	0.33	0.44	0.45
Net realized and unrealized gain (loss)	(0.18)	0.74	(0.57)	(0.47)	(0.26)	0.04
Net increase (decrease) from investment operations	0.26	1.18	(0.13)	(0.14)	0.18	0.49
Dividends from net investment income	(0.44)	(0.44)	(0.44)	(0.32)	(0.44)	(0.45)
Net asset value, end of period	$ 10.37	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10
Total Investment Return[2]
Based on net asset value	2.52%	12.15%	(1.11)%	(1.29)%[3]	1.60%	4.56%
Ratios to Average Net Assets
Total expenses	1.26%	1.29%	1.30%	1.31%[4]	1.36%	1.41%
Total expenses after fees waived and paid indirectly	1.26%	1.28%	1.29%	1.31%[4]	1.36%	1.41%
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[5]	1.24%	1.28%	1.27%	1.24%[4]	1.24%	1.25%
Net investment income	4.22%	4.25%	4.48%	4.06%[4]	3.99%	4.14%
Supplemental Data
Net assets, end of period (000)	$ 5,950	$ 9,645	$ 11,770	$ 18,535	$ 25,264	$ 34,921
Portfolio turnover	17%	19%	30%	16%	19%	46%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	67

Financial Highlights (continued)			BlackRock New York Municipal Bond Fund
			Investor C
				Period	Period
				October 1,	October 2,
				2007	2006[1] to
	Year Ended June 30,			to June 30,	September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.81	$ 10.38	$ 10.84	$ 11.10
Net investment income[2]	0.39	0.39	0.39	0.28	0.37
Net realized and unrealized gain (loss)	(0.18)	0.74	(0.56)	(0.46)	(0.25)
Net increase (decrease) from investment operations	0.21	1.13	(0.17)	(0.18)	0.12
Dividends from net investment income	(0.39)	(0.39)	(0.40)	(0.28)	(0.38)
Net asset value, end of period	$ 10.37	$ 10.55	$ 9.81	$ 10.38	$ 10.84
Total Investment Return[3]
Based on net asset value	2.03%	11.62%	(1.59)%	(1.65)%[4]	1.08%[4]
Ratios to Average Net Assets
Total expenses	1.73%	1.77%	1.79%	1.82%[5]	1.85%[5]
Total expenses after fees waived and paid indirectly	1.73%	1.76%	1.78%	1.81%[5]	1.85%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6] .	1.72%	1.75%	1.76%	1.74%[5]	1.74%[5]
Net investment income	3.76%	3.76%	4.03%	3.57%[5]	3.52%[5]
Supplemental Data
Net assets, end of period (000)	$ 17,180	$ 17,597	$ 12,294	$ 8,535	$ 4,611
Portfolio turnover	17%	19%	30%	16%	19%

1 Commencement of operations.
2 Based on average shares outstanding.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Annualized.
6 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

68	ANNUAL	REPORT	JUNE	30, 2011

Financial Highlights (concluded)				BlackRock New York Municipal Bond Fund
			Investor C1
				Period
				October 1,
				2007 to
	Year Ended June 30,			June 30,	Year Ended September 30,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 10.55	$ 9.81	$ 10.39	$ 10.85	$ 11.10	$ 11.06
Net investment income[1]	0.43	0.43	0.43	0.32	0.43	0.44
Net realized and unrealized gain (loss)	(0.18)	0.74	(0.58)	(0.47)	(0.25)	0.04
Net increase (decrease) from investment operations	0.25	1.17	(0.15)	(0.15)	0.18	0.48
Dividends from net investment income	(0.43)	(0.43)	(0.43)	(0.31)	(0.43)	(0.44)
Net asset value, end of period	$ 10.37	$ 10.55	$ 9.81	$ 10.39	$ 10.85	$ 11.10
Total Investment Return[2]
Based on net asset value	2.44%	12.06%	(1.29)%	(1.35)%[3]	1.61%	4.46%
Ratios to Average Net Assets
Total expenses	1.33%	1.37%	1.38%	1.41%[4]	1.45%	1.51%
Total expenses after fees waived and paid indirectly	1.33%	1.37%	1.37%	1.40%[4]	1.45%	1.50%
Total expenses after fees waived and paid indirectly and excluding interest
expense and fees[5]	1.32%	1.36%	1.36%	1.33%[4]	1.33%	1.35%
Net investment income	4.16%	4.16%	4.41%	3.97%[4]	3.91%	4.03%
Supplemental Data
Net assets, end of period (000)	$ 10,694	$ 12,391	$ 12,491	$ 14,217	$ 16,364	$ 18,984
Portfolio turnover	17%	19%	30%	16%	19%	46%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL	REPORT	JUNE	30, 2011	69

Notes to Financial Statements

1. Organization and Significant Accounting Policies:
BlackRock Short-Term Municipal Fund (“Short-Term Municipal”), BlackRock
Municipal Fund (“Municipal”), BlackRock National Municipal Fund
(“National Municipal”) and BlackRock High Yield Municipal Fund
(“High Yield Municipal”) of BlackRock Municipal Bond Fund, Inc. (the
“Corporation”) and BlackRock New York Municipal Bond Fund (“New York
Municipal”) of BlackRock Multi-State Municipal Series Trust (the “Trust”)
(collectively, the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a
Massachusetts business trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclo-
sures in the financial statements. Actual results could differ from those estimates. The Board of Directors of the Corporation and the Board of
Trustees of the Trust are referred to throughout this report as the “Board of Directors” or the “Board”. Each Fund offers multiple classes of shares.
BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor C and
Investor C1 Shares may be subject to a contingent deferred sales charge.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor
A1, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor
C and Investor C1 Shares also bear certain expenses related to the distri-
bution of such shares. For Short-Term Municipal and New York Municipal,
Investor B Shares automatically convert to Investor A1 Shares after approxi-
mately 10 years. For Municipal and National Municipal, Investor B Shares
automatically convert to Investor A Shares after approximately 10 years.
Investor A1, Investor B and Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefits plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A and Investor A1 distribution plan).

On January 3, 2011, BlackRock Municipal Insured Fund was renamed
BlackRock Municipal Fund.

Reorganizations: On March 18, 2011, the Board approved separate plans of reorganization, whereby National Municipal will acquire substantially all of the assets and assume certain stated liabilities of Municipal and
BlackRock AMT-Free Municipal Bond Portfolio, a series of BlackRock Funds
II (the “Target Funds”), in exchange for newly issued shares of National
Municipal. At shareholder meetings on June 24, 2011, shareholders of the Target Funds approved the plans of reorganization.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a
“when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the
Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB
Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-
term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain

70	ANNUAL REPORT	JUNE	30, 2011

Notes to Financial Statements (continued)

events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.
During the year ended June 30, 2011, no TOBs that the Funds participated in were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing;
therefore, the municipal bonds deposited into a TOB are presented in the
Funds’ Schedules of Investments, and the proceeds from the issuance of the short-term floating rate certificates are shown as TOB trust certificates under other liabilites in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the
Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At June 30, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

Underlying
Municipal
	Bonds	Liability	Range of
	Transferred	for TOB Trust	Interest
	to TOBs	Certificates	Rates
Municipal	$138,807,749	$ 66,300,303	0.06% – 0.21%
National Municipal.	$657,244,675	$321,402,273	0.09% – 0.24%
High Yield Municipal	$ 29,373,543	$ 16,039,046	0.09% – 0.19%
New York Municipal	$ 7,456,443	$ 3,575,000	0.09% – 0.15%

For the year ended June 30, 2011, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust	Daily Weighted
	Certificates	Average
	Outstanding	Interest Rate
Municipal.	$ 70,722,145	0.65%
National Municipal	$254,018,646	0.80%
High Yield Municipal.	$ 9,603,985	0.83%
New York Municipal	$ 3,868,528	0.80%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Funds either deliver collateral or segregate assets in con-

nection with certain investments (e.g., financial futures contracts), the
Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.
Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds’ US federal tax returns remains open for each of the four years ended June 30, 2011, except for New York Municipal. The statute of limitations on New York Municipal’s US federal tax returns remains open for the period ended June 30, 2008 and three years ended June 30,
2011. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’
financial statements and disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other

ANNUAL	REPORT	JUNE	30, 2011	71

Notes to Financial Statements (continued)

appropriate methods. Other expenses of the Funds are allocated daily to each class based on its relative net assets.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applica-
ble, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2011
Asset Derivatives
High Yield New York
		Municipal	Municipal Municipal
Statements of Assets and
	Liabilities Location		Value
Net unrealized
Interest rate	appreciation/
contracts	depreciation*	$ 49,485	$ 8,632 $76,858

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations
Year Ended June 30, 2011

Net Realized Loss from

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Interest rate
contracts:
Financial
futures
contracts: $(349,061) $(1,933,400) $(4,190,847) $(499,532) $(604,012)

Net Change in Unrealized Appreciation/Depreciation on

	National	High Yield	New York
	Municipal Municipal	Municipal	Municipal
Interest rate
contracts:
Financial
futures
contracts:	$ 134,303 $ 393,128	$ 8,632	$ 77,464

For the year ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Financial futures
contracts:
Average
number of
contracts
sold	150	120	63	30	31
Average notional
value of
contracts
sold	$32,830,965 $14,453,346		$7,407,108 $3,638,693 $3,790,976

3. Investment Advisory Agreement and Other Transactions
with Affiliates:
The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC
(“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”).
Due to the ownership structure, PNC is an affiliate of the Funds for 1940
Act purposes, but Barclays is not.

The Corporation and the Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the
“Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets as follows:

Aggregate of Average	Rate of Advisory Fee
Daily Net Assets of the	Short-Term		National
Three Combined Funds[1]	Municipal	Municipal	Municipal
Not exceeding $250 million	0.400%	0.400%	0.500%
In excess of $250 million,
but not exceeding $400 million	0.375%	0.375%	0.475%
In excess of $400 million,
but not exceeding $550 million	0.350%	0.375%	0.475%
In excess of $550 million,
but not exceeding $1.5 billion	0.325%	0.375%	0.475%
In excess of $1.5 billion	0.325%	0.350%	0.475%

1 The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage

72	ANNUAL REPORT	JUNE	30, 2011

Notes to Financial Statements (continued)

applicable to a breakpoint level is determined by dividing the amount of the aggre-
gate average daily net assets of the three combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the three combined
Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage appli-
cable to that breakpoint level and multiplying the product by the advisory fee rate.
High Yield Municipal’s annual investment advisory fee rates are as follows:

Portion of Average Daily Net Assets	Rate
Not exceeding $250 million	0.550%
In excess of $250 million, but not exceeding $500 million	0.525%
In excess of $500 million	0.500%

New York Municipal’s annual investment advisory fee rates are as follows:

Portion of Average Daily Net Assets	Rate
Not exceeding $500 million	0.550%
In excess of $500 million, but not exceeding $1 billion	0.525%
In excess of $1 billion	0.500%

For Short-Term Municipal, the Manager voluntarily agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of net assets are as follows:

Institutional	0.40%
Investor A	0.69%
Investor A1	0.52%
Investor B	0.81%
Investor C	1.55%

As a result, for Short-Term Municipal, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

Institutional	$577,604
Investor A1	$ 12,113
Investor B	$ 589

These voluntary waivers and/or reimbursements may be reduced or discontinued at any time without notice.

For National Municipal, the Manager voluntarily agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses on Investor B, in order to limit expenses to 1.34%. The Manager waived or reimbursed in the amount of $21,814 for Investor B which is shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations.
For the year ended June 30, 2011, the amounts waived were as follows:

Short-Term Municipal	$40,333
Municipal	$11,232
National Municipal	$71,629
High Yield Municipal	$ 2,385
New York Municipal	$ 7,283

The Corporation and the Trust, on behalf of the Manager, entered into a sub-advisory agreement with BlackRock Investment Management, LLC
(“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended June 30, 2011, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Short-Term Municipal	$17,317
Municipal	$13,081
National Municipal	$42,321
High Yield Municipal	$ 2,524
New York Municipal	$ 4,191

The Funds entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the
Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

			Service Fees
	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor A	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A1.	0.10%	—	—	—	0.10%
Investor B.	0.15%	0.25%	0.25%	—	0.25%
Investor C.	0.25%	0.25%	0.25%	0.25%	0.25%
Investor C1.	—	0.25%	0.25%	—	0.25%

		Distribution Fees
	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor B.	0.20%	0.50%	0.50%	—	0.25%
Investor C.	0.75%	0.75%	0.75%	0.75%	0.75%
Investor C1.	—	0.55%	0.55%	—	0.35%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to
Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

For the year ended June 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor
A Shares as follows:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor A	$13,758	$20,728	$125,578	$15,045	$ 7,098

ANNUAL	REPORT	JUNE	30, 2011	73

Notes to Financial Statements (continued)

For the year ended June 30, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B,
Investor C and Investor C1 Shares:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor B	$ 1,554	$ 639	$ 9,379	—	$ 5,548
Investor C	$36,355	$18,809	$ 81,281	$ 3,006	$ 4,678
Investor C1	—	$ 941	$ 1,102	—	$ 2,398

Furthermore, affiliates received contingent deferred sale charges relating to transactions subject to front-end sales charge waivers on Investor A Shares as follows:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Investor A	$110,017	$12,428	$157,258	$51,579	$ 347

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended June 30, 2011, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the
Statements of Operations:

		Call Center Fees
	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
BlackRock	$ 59	—	—	—	—
Institutional	$2,864	$5,845	$19,262	$ 378	$ 146
Investor A	$2,962	$2,717	$13,811	$ 494	$ 420
Investor A1	$ 635	—	—	—	$2,211
Investor B	$ 111	$ 175	$ 647	—	$ 100
Investor C	$1,439	$ 579	$ 3,848	$ 356	$ 281
Investor C1	—	$ 370	$ 896	—	$ 120

4. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2011, were as follows:

	Purchases	Sales
Short-Term Municipal	$ 455,392,816	$ 509,433,333
Municipal	$ 164,670,656	$ 258,025,248
National Municipal	$1,537,883,441	$1,291,308,655
High Yield Municipal	$ 79,938,288	$ 47,541,175
New York Municipal	$ 44,744,352	$ 62,388,838

5. Income Tax Information:
Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax report-
ing. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of June 30, 2011 attributable to amortization methods on fixed income securities, non-deductible expenses and the sale of bonds received from tender option bond trusts were reclassi-
fied to the following accounts:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Paid-in capital	—	—	$ (69,296)	—	$ (5,945)
Undistributed net investment income	$ (56)	$ (213,706)	$ (689,270)	$ (175,010)	$ (2,679)
Accumulated net realized loss	$ 56	$ 213,706	$ 758,566	$ 175,010	$ 8,624

The tax character of distributions paid during the fiscal years ended June 30, 2011 and June 30, 2010 was as follows:

		Short-Term		National	High Yield	New York
		Municipal	Municipal	Municipal	Municipal	Municipal
Tax-exempt income	6/30/11	$11,814,462	$34,715,328	$111,766,061	$7,889,554	$11,596,179
	6/30/10	13,068,162	36,997,085	95,804,538	5,278,832	11,450,185
Ordinary income	6/30/11	150	3,550	243,269	75,357	31,239
	6/30/10	—	—	—	52,096	—
Total	6/30/11	$11,814,612	$34,718,878	$112,009,330	$7,964,911	$11,627,418
	6/30/10	$13,068,162	$36,997,085	$ 95,804,538	$5,330,928	$11,450,185

As of June 30, 2011, the tax components of accumulated net earnings (losses) were as follows:

	Short-Term		National	High Yield	New York
	Municipal	Municipal	Municipal	Municipal	Municipal
Undistributed tax-exempt income	$ 483,959	$ 2,333,557	$ 1,332,148	$ 182,126	$ 312,271
Undistributed ordinary income	—	4,951	26,415	2,655	14,532
Capital loss carryforwards	(7,783,408)	(13,606,807)	(62,744,916)	(10,655,760)	(12,350,955)
Net unrealized gains (losses)*	9,269,492	1,729,587	36,324,509	(3,913,095)	821,840
Total	$ 1,970,043	$ (9,538,712)	$(25,061,844)	$(14,384,074)	$(11,202,312)

* The differences between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unreal-
ized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income and the treatment of residual interests in tender option bond trusts.

74	ANNUAL REPORT	JUNE	30, 2011

Notes to Financial Statements (continued)

As of June 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	Short-Term		National	High Yield	New York
June 30,	Municipal	Municipal	Municipal	Municipal	Municipal
2012	—	— $ 1,046,803		—	—
2013	$ 362,313	—	48,027	— $ 8,935,207
2014	4,110,940	—	—	—	—
2015	2,987,949	—	259,851	—	—
2016	322,206	—	1,320,166	$ 258,523	—
2017	—	$ 6,021,988	19,350,079	3,758,709	2,020,225
2018	—	7,049,052	40,719,990	4,665,271	367,311
2019	—	535,767	—	1,973,257	1,028,212
Total	$7,783,408	$13,606,807 $62,744,916 $10,655,760 $12,350,955

Under the recently enacted Regulated Investment Company Modernization
Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:
The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November
2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of
0.10% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed
Funds rate plus 1.25% per annum on amounts borrowed. In addition, the
Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2009. Effective
November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrange-
ment fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the year ended June 30, 2011.

7. Concentration, Market and Credit Risk:
New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see New York
Municipal’s Schedule of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the finan-
cial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of June 30, 2011, Short-Term Municipal invested a significant portion of its assets in securities in the state and county/city/special district/school district sectors. Municipal invested a significant portion of its assets in the county/city/special district/school district and transportation sectors.
National Municipal invested a significant portion of its assets in securities in the utilities and transportation sectors. High Yield Municipal invested a significant portion of its assets in securities in the health sector and New
York Municipal invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the health, county/city/special district/school district, state, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL	REPORT	JUNE	30, 2011	75

Notes to Financial Statements (continued)

8. Capital Share Transactions:
Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
Short-Term Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	3,196,351	$ 32,406,000	1,582,401	$ 16,127,185
Shares issued to shareholders in reinvestment of dividends
and distributions	29,185	296,667	12,328	125,546
Total issued	3,225,536	32,702,667	1,594,729	16,252,731
Shares redeemed	(602,469)	(6,134,904)	(141,213)	(1,436,769)
Net increase	2,623,067	$ 26,567,763	1,453,516	$ 14,815,962
Institutional
Shares sold	33,475,138	$340,121,082	52,363,133	$532,717,993
Shares issued to shareholders in reinvestment of dividends
and distributions	342,602	3,481,932	377,255	3,839,445
Total issued	33,817,740	343,603,014	52,740,388	536,557,438
Shares redeemed	(36,198,366)	(367,502,652)	(30,848,241)	(313,950,174)
Net increase (decrease)	(2,380,626)	$ (23,899,638)	21,892,147	$222,607,264
Investor A
Shares sold and automatic conversion of shares	9,605,026	$ 97,784,236	28,575,477	$290,988,619
Shares issued to shareholders in reinvestment of dividends
and distributions	198,989	2,024,025	204,464	2,081,727
Total issued	9,804,015	99,808,261	28,779,941	293,070,346
Shares redeemed	(17,211,292)	(174,908,611)	(11,570,462)	(117,804,897)
Net increase (decrease)	(7,407,277)	$ (75,100,350)	17,209,479	$175,265,449
Investor A1
Shares sold	86,611	$ 880,738	54,166	$ 551,863
Shares issued to shareholders in reinvestment of dividends
and distributions	37,013	376,554	59,182	602,778
Total issued	123,624	1,257,292	113,348	1,154,641
Shares redeemed and automatic conversion of shares	(1,424,180)	(14,493,105)	(1,351,733)	(13,766,456)
Net decrease	(1,300,556)	$ (13,235,813)	(1,238,385)	$ (12,611,815)
Investor B
Shares sold	23,038	$ 233,890	73,159	$ 744,817
Shares issued to shareholders in reinvestment of dividends
and distributions	4,074	41,423	6,889	70,104
Total issued	27,112	275,313	80,048	814,921
Shares redeemed	(345,678)	(3,509,881)	(224,138)	(2,280,979)
Net decrease	(318,566)	$ (3,234,568)	(144,090)	$ (1,466,058)
Investor C
Shares sold	2,102,990	$ 21,388,921	8,054,247	$ 81,953,486
Shares issued to shareholders in reinvestment of dividends
and distributions	16,363	166,373	33,652	342,474
Total issued	2,119,353	21,555,294	8,087,899	82,295,960
Shares redeemed	(5,213,299)	(52,972,475)	(3,395,705)	(34,560,194)
Net increase (decrease)	(3,093,946)	$ (31,417,181)	4,692,194	$ 47,735,766

76	ANNUAL REPORT	JUNE	30, 2011

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,497,188	$ 18,388,376	3,442,209	$ 25,773,152
Shares issued to shareholders in reinvestment of dividends
and distributions	1,525,464	11,275,782	1,603,346	11,976,884
Total issued	4,022,652	29,664,158	5,045,555	37,750,036
Shares redeemed	(10,913,293)	(79,337,966)	(6,661,286)	(49,761,757)
Net decrease	(6,890,641)	$ (49,673,808)	(1,615,731)	$ (12,011,721)
Investor A
Shares sold and automatic conversion of shares	3,225,754	$ 24,139,760	4,807,352	$ 35,778,191
Shares issued to shareholders in reinvestment of dividends
and distributions	609,896	4,504,667	609,674	4,552,842
Total issued	3,835,650	28,644,427	5,417,026	40,331,033
Shares redeemed	(6,645,299)	(48,319,726)	(5,763,518)	(42,864,852)
Net decrease	(2,809,649)	$ (19,675,299)	(346,492)	$ (2,533,819)
Investor B
Shares sold	15,119	$ 115,122	51,725	$ 386,429
Shares issued to shareholders in reinvestment of dividends
and distributions	31,327	231,673	43,534	324,831
Total issued	46,446	346,795	95,259	711,260
Shares redeemed	(752,377)	(5,518,844)	(697,429)	(5,192,938)
Net decrease	(705,931)	$ (5,172,049)	(602,170)	$ (4,481,678)
Investor C
Shares sold	1,606,875	$ 12,103,287	2,722,025	$ 20,321,090
Shares issued to shareholders in reinvestment of dividends
and distributions	159,585	1,179,079	118,621	887,801
Total issued	1,766,460	13,282,366	2,840,646	21,208,891
Shares redeemed and automatic conversion of shares	(1,618,712)	(11,731,246)	(876,537)	(6,569,384)
Net increase	147,748	$ 1,551,120	1,964,109	$ 14,639,507
Investor C1
Shares sold	883	$ 6,502	1,530	$ 11,444
Shares issued to shareholders in reinvestment of dividends
and distributions	86,267	637,454	100,282	748,709
Total issued	87,150	643,956	101,812	760,153
Shares redeemed and automatic conversion of shares	(691,566)	(5,053,269)	(458,405)	(3,424,173)
Net decrease	(604,416)	$ (4,409,313)	(356,593)	$ (2,664,020)
National Municipal
Institutional
Shares sold	39,093,064	$397,384,403	23,929,880	$240,734,514
Shares issued to shareholders in reinvestment of dividends	4,148,257	41,607,185	3,264,368	32,795,888
Total issued	43,241,321	438,991,588	27,194,248	273,530,402
Shares redeemed	(31,453,097)	(313,408,653)	(16,149,886)	(162,180,381)
Net increase	11,788,224	$125,582,935	11,044,362	$111,350,021

ANNUAL	REPORT	JUNE	30, 2011	77

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
National Municipal (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	32,944,655	$329,287,957	25,587,832	$257,098,651
Shares issued to shareholders in reinvestment of dividends	2,260,688	22,698,564	1,751,962	17,621,515
Total issued	35,205,343	351,986,521	27,339,794	274,720,166
Shares redeemed	(30,577,063)	(302,644,541)	(12,935,435)	(129,790,408)
Net increase	4,628,280	$ 49,341,980	14,404,359	$144,929,758
Investor B
Shares sold	79,100	$ 783,623	115,773	$ 1,161,245
Shares issued to shareholders in reinvestment of dividends	73,349	736,467	95,845	960,773
Total issued	152,449	1,520,090	211,618	2,122,018
Shares redeemed and automatic conversion of shares	(1,665,029)	(16,604,956)	(1,724,753)	(17,212,430)
Net decrease	(1,512,580)	$ (15,084,866)	(1,513,135)	$ (15,090,412)
Investor C
Shares sold	7,754,446	$ 78,331,889	12,581,518	$126,083,884
Shares issued to shareholders in reinvestment of dividends	805,169	8,083,890	660,323	6,642,068
Total issued	8,559,615	86,415,779	13,241,841	132,725,952
Shares redeemed	(9,284,072)	(92,009,941)	(4,909,381)	(49,343,444)
Net increase (decrease)	(724,457)	$ (5,594,162)	8,332,460	$ 83,382,508
Investor C1
Shares sold	5,088	$ 51,933	6,202	$ 61,511
Shares issued to shareholders in reinvestment of dividends	196,503	1,973,965	220,956	2,218,142
Total issued	201,591	2,025,898	227,158	2,279,653
Shares redeemed	(1,590,814)	(15,820,977)	(1,513,481)	(15,137,499)
Net decrease	(1,389,223)	$ (13,795,079)	(1,286,323)	$ (12,857,846)
High Yield Municipal
Institutional
Shares sold	6,149,068	$ 51,299,139	6,465,527	$ 52,954,961
Shares issued to shareholders in reinvestment of dividends
and distributions	233,028	1,943,654	107,697	900,772
Total issued	6,382,096	53,242,793	6,573,224	53,855,733
Shares redeemed	(4,115,993)	(34,165,925)	(1,767,419)	(14,445,195)
Net increase	2,266,103	$ 19,076,868	4,805,805	$ 39,410,538
Investor A
Shares sold and automatic conversion of shares	2,565,047	$ 21,343,797	3,588,086	$ 28,712,678
Shares issued to shareholders in reinvestment of dividends
and distributions	106,181	885,713	67,920	560,971
Total issued	2,671,228	22,229,510	3,656,006	29,273,649
Shares redeemed	(2,278,814)	(19,113,460)	(1,346,044)	(10,935,891)
Net increase	392,414	$ 3,116,050	2,309,962	$ 18,337,758
Investor C
Shares sold	1,249,127	$ 10,496,942	1,174,052	$ 9,607,134
Shares issued to shareholders in reinvestment of dividends
and distributions	63,641	529,304	31,696	260,753
Total issued	1,312,768	11,026,246	1,205,748	9,867,887
Shares redeemed	(881,601)	(7,307,968)	(226,312)	(1,856,306)
Net increase	431,167	$ 3,718,278	979,436	$ 8,011,581

78	ANNUAL REPORT	JUNE	30, 2011

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	June 30, 2011		June 30, 2010
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	891,752	$ 9,296,262	886,783	$ 9,279,487
Shares issued to shareholders in reinvestment of dividends	65,748	682,553	50,961	529,695
Total issued	957,500	9,978,815	937,744	9,809,182
Shares redeemed	(722,809)	(7,399,948)	(624,770)	(6,490,743)
Net increase	234,691	$ 2,578,867	312,974	$ 3,318,439
Investor A
Shares sold and automatic conversion of shares	852,297	$ 9,007,593	2,099,796	$ 21,588,976
Shares issued to shareholders in reinvestment of dividends	127,802	1,326,522	97,249	1,014,531
Total issued	980,099	10,334,115	2,197,045	22,603,507
Shares redeemed	(1,108,881)	(11,399,887)	(712,498)	(7,337,173)
Net increase (decrease)	(128,782)	$ (1,065,772)	1,484,547	$ 15,266,334
Investor A1
Shares sold and automatic conversion of shares	201,631	$ 2,067,823	172,822	$ 1,789,159
Shares issued to shareholders in reinvestment of dividends	433,519	4,504,716	443,216	4,607,722
Total issued	635,150	6,572,539	616,038	6,396,881
Shares redeemed	(1,423,955)	(14,617,083)	(1,302,313)	(13,478,561)
Net decrease	(788,805)	$ (8,044,544)	(686,275)	$ (7,081,680)
Investor B
Shares sold	4,881	$ 49,501	4,270	$ 43,229
Shares issued to shareholders in reinvestment of dividends	16,248	169,016	19,786	205,456
Total issued	21,129	218,517	24,056	248,685
Shares redeemed and automatic conversion of shares	(361,409)	(3,719,896)	(309,285)	(3,191,369)
Net decrease	(340,280)	$ (3,501,379)	(285,229)	$ (2,942,684)
Investor C
Shares sold	472,359	$ 4,956,141	704,190	$ 7,313,334
Shares issued to shareholders in reinvestment of dividends	39,903	413,964	31,573	328,646
Total issued	512,262	5,370,105	735,763	7,641,980
Shares redeemed	(523,147)	(5,371,233)	(320,565)	(3,353,350)
Net increase (decrease)	(10,885)	$ (1,128)	415,198	$ 4,288,630
Investor C1
Shares sold	712	$ 7,180	98	$ 1,002
Shares issued to shareholders in reinvestment of dividends	27,481	285,720	29,872	310,513
Total issued	28,193	292,900	29,970	311,515
Shares redeemed	(171,218)	(1,770,211)	(128,288)	(1,304,912)
Net decrease	(143,025)	$ (1,477,311)	(98,318)	$ (993,397)

ANNUAL	REPORT	JUNE	30, 2011	79

Notes to Financial Statements (concluded)

9. Subsequent Events:
Management’s evaluation of the impact of all subsequent events on the
Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

The Board of National Municipal and the Board and shareholders of each of Municipal and BlackRock AMT-Free Municipal Bond Portfolio of
BlackRock Funds II (“AMT-Free Municipal”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target
Fund into National Municipal pursuant to which National Municipal acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-
issued shares of National Municipal.

Each Shareholder of a Target Fund received shares of National Municipal in an amount equal to the aggregate net asset value of such shareholder’s
Target Fund shares, as determined at the close of business on July 15,
2011 (although cash was distributed for any fractional shares).

The reorganizations were accomplished by a tax-free exchange of shares of
National Municipal in the following amounts and at the following conver-
sion ratios:

		Shares		National	Shares of
Target	Target Fund’s	Prior to	Conversion Municipal’s National
Fund	Share Class Reorganization		Ratio	Share Class Municipal
Municipal	Institutional	60,313,178	0.73000752	BlackRock	44,029,074
Municipal	Investor A 23,362,907 0.72932033 Investor A				17,039,043
Municipal	Investor B	1,504,648	0.72970352	Investor B	1,097,947
Municipal	Investor C	5,968,504	0.73017144	Investor C	4,358,031
Municipal	Investor C1	3,835,529	0.72955036	Investor C1	2,798,212
AMT-Free
Municipal	BlackRock	32,187	1.04459481	BlackRock	33,622
AMT-Free
Municipal	Institutional	36,915,636	1.04362536 Institutional		38,526,093
AMT-Free
Municipal	Service	807,665	1.04194269	Service	841,541
AMT-Free
Municipal	Investor A	4,388,828	1.04337638	Investor A	4,579,199
AMT-Free
Municipal	Investor B	66,195	1.04405653	Investor B1	69,111
AMT-Free
Municipal	Investor C	2,211,771	1.04317692	Investor C	2,307,268

Each Target Fund’s net assets and composition of net assets on July 15,
2011, the date of the merger, were as follows:

		Undistributed
			Net	Accumulated
Target		Paid in Investment Net Realized			Net Unrealized
Fund	Net Assets	Capital	Income	Loss	Appreciation
Municipal	$700,874,018 $711,447,251		—	$(30,654,747)	$20,081,514
AMT-Free
Municipal	$468,651,298 $478,775,502		—	$(26,705,971)	$16,581,767

For financial reporting purposes, assets received and shares issued by
National Municipal were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of National Municipal’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of National Municipal immediately after the acquisition amounted to $3,651,145,054. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value
	of	Cost of
Target Fund	Investments	Investments
Municipal	$697,035,650	$676,954,136
AMT-Free Municipal	$464,643,093	$448,061,326

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on July 18, 2011.

In connection with the reorganizations, National Municipal’s Manager con-
tractually agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. This agreement is in effect until November 1, 2013. The expense limitations as a percentage of average daily net assets are as follows:

Service	0.46%
Investor A	0.72%
Investor B	1.23%
Investor C	1.47%
Investor C1	1.28%

In connection with the reorganizations, National Municipal issued newly created BlackRock, Service and Investor B1 Share classes.

80	ANNUAL REPORT	JUNE	30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Short-Term Municipal
Fund, BlackRock Municipal Fund, BlackRock National
Municipal Fund, BlackRock High Yield Municipal Fund and
BlackRock New York Municipal Bond Fund and Board of
Directors of BlackRock Municipal Bond Fund, Inc. and Board
of Trustees of BlackRock Multi-State Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Short-Term Municipal
Fund, BlackRock Municipal Fund (formerly BlackRock Municipal Insured
Fund), BlackRock National Municipal Fund and BlackRock High Yield
Municipal Fund of BlackRock Municipal Bond Fund, Inc. and BlackRock
New York Municipal Bond Fund of BlackRock Multi-State Municipal Series
Trust (collectively the “Funds”), as of June 30, 2011, and the related state-
ments of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclo-
sures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirma-
tion of securities owned as of June 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Short-Term Municipal Fund, BlackRock Municipal Fund,
BlackRock National Municipal Fund and BlackRock High Yield Municipal
Fund of BlackRock Municipal Bond Fund, Inc. and BlackRock New York
Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust,
as of June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 26, 2011

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by the Funds during the taxable year ended June 30, 2011.

	Payable	Ordinary
	Date	Income[1]
Short-Term Municipal	12/21/10	$0.000002
Municipal	12/21/10	$0.000034
National Municipal	12/21/10	$0.000976
High Yield Municipal	12/21/10	$0.004310
New York Municipal	12/21/10	$0.001241

1 Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by BlackRock Short-Term
Municipal Fund, BlackRock Municipal Fund, BlackRock National Municipal
Fund, BlackRock High Yield Municipal Fund and BlackRock New York
Municipal Bond Fund qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL	REPORT	JUNE	30, 2011	81

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock High Yield Municipal Fund (the
“High Yield Fund”), BlackRock Municipal Fund (the “Municipal Fund”),
BlackRock National Municipal Fund (the “National Fund”) and BlackRock
Short-Term Municipal Fund (the “Short-Term Fund”), each a series of
BlackRock Municipal Bond Fund, Inc. (the “Corporation”), and the Board
of Trustees of the BlackRock New York Municipal Bond Fund (the “New York
Fund,” along with the High Yield Fund, Municipal Fund, National Fund, and
Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of
BlackRock Multi-State Municipal Series Trust (the “Trust”), (collectively, the
“Board,” and the members of which are referred to as “Board Members”)
met on April 12, 2011 and May 10 — 11, 2011 to consider the approval of the Corporation’s, on behalf of the High Yield Fund, the Municipal Fund, the National Fund and the Short-Term Fund, and the Trust’s on behalf of the New York Fund, investment advisory agreements (collectively, the
“Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”)
between the Manager and BlackRock Investment Management, LLC (the
“Sub-Advisor”), with respect to each Fund. The Manager and the Sub-
Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board
The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation or the Trust as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent
Board Member. The Board has established five standing committees: an
Audit Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight Committee and an Executive
Committee, each of which is composed of Independent Board Members
(except for the Performance Oversight Committee and the Executive
Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons”
of their respective funds.

The Agreements
Pursuant to the 1940 Act, the Board is required to consider the continua-
tion of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and share-
holder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) invest-
ment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for serv-
ices, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allo-
cates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f)
the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with simi-
lar investment objectives across the open-end fund, exchange traded fund
(“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements
The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its delib-
erations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by
Lipper and, for the Municipal Fund, National Fund and Short-Term Fund, a
customized peer group selected by BlackRock (collectively, “Peers”); (b)
information on the profitability of the Agreements to BlackRock and a dis-
cussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each
Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar
BlackRock open-end funds, as classified by Lipper.

82	ANNUAL REPORT	JUNE	30, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 12, 2011, the Board reviewed mate-
rials relating to its consideration of the Agreements. As a result of the dis-
cussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board pre-
sented BlackRock with questions and requests for additional information.
BlackRock responded to these requests with additional written information in advance of the May 10 — 11, 2011 Board meeting.

At an in-person meeting held on May 10 — 11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the Municipal Fund, the National Fund and
the Short-Term Fund, and the Trust, on behalf of the New York Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2012.
In approving the continuation of the Agreements, the Board considered: (a)
the nature, extent and quality of the services provided by BlackRock; (b)
the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to
BlackRock and its affiliates and significant shareholders from their relation-
ship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the perform-
ance of a relevant benchmark, if any. The Board met with BlackRock’s sen-
ior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials pro-
vided by each Fund’s portfolio management team discussing Fund perform-
ance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each
Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each
Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coordi-
nating the activities of other service providers; (iv) organizing Board meet-
ings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The
Board reviewed the structure and duties of BlackRock’s fund administra-
tion, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a tem-
plate for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The
Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect
Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category and, for the
Municipal Fund, National Fund and Short-Term Fund, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the
Board’s Performance Oversight Committee regularly review, and meet with
Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the High Yield Fund ranked in the third, fourth and fourth quartiles against its Lipper Performance Composite for the one-year, three-year and since-inception periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the High Yield
Fund’s underperformance during these periods compared with its Peers.
The Board was informed that, among other things, the High Yield Fund’s more conservative credit profile has hindered performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the
High Yield Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the High Yield Fund’s portfolio managers and to improve the High Yield Fund’s performance.

ANNUAL	REPORT	JUNE	30, 2011	83

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that the Municipal Fund ranked in the first, first and third quartiles against its Customized Lipper Peer Group- Composite for the one-,
three- and five-year periods reported, respectively.

The Board noted that the National Fund ranked in the first quartile against its Customized Lipper Peer Group- Composite for each of the one-, three-
and five-year periods reported.

The Board noted that the Short-Term Fund ranked in the fourth, third and fourth quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. The Board and
BlackRock reviewed and discussed the reasons for the Short-Term Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, underperformance in the one-year period can be attributed to the Short-Term Fund’s inability to capitalize on what has been an extraordinary steep yield curve and purchase securities with maturities of greater than four years.

The Board and BlackRock discussed BlackRock’s strategy for improving the
Short-Term Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Short-Term Fund’s portfolio managers and to improve the Short-Term Fund’s performance.

The Board noted that the New York Fund ranked in the first, third and sec-
ond quartiles against its Lipper Performance Composite for the one-, three-
and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent
Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the serv-
ices provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institu-
tional accounts.

The Board received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitabil-
ity with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and
December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limi-
tations in allocating costs among various advisory products. The Board rec-
ognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the
Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. The Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operat-
ing margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the High Yield Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any)
was lower than or equal to the median contractual management fee ratio paid by the High Yield Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted
that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the High Yield
Fund increases above certain contractually specified levels.

The Board noted that the Municipal Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any)
was lower than or equal to the median contractual management fee ratio paid by the Municipal Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted
that the Municipal Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the aggregate assets of the Municipal Fund, combined with the assets of the National Fund and the Short-Term Fund, increase above certain contractually specified levels.

The Board noted that the National Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the National Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the
National Fund is expected to be part of a fund reorganization, where the
National Fund would be the surviving fund. The Board further noted that the National Fund has an advisory fee arrangement that includes break-

84	ANNUAL REPORT	JUNE	30, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

points that adjust the fee ratio downward as the aggregate assets of the
National Fund, combined with the assets of the Municipal Fund and the
Short-Term Fund, increase above certain contractually specified levels. In addition, the Board noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the National Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Short-Term Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Short-Term Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board further noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the aggregate assets of the Short-Term Fund, combined with the assets of the Municipal Fund and the National Fund, increase above certain contrac-
tually specified levels. In addition, the Board noted that BlackRock has voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Short-Term Fund’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the New York Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any)
was above the median contractual management fee ratio paid by the New
York Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the
New York Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the New York
Fund’s peers. The Board further noted that the New York Fund has an advi-
sory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the New York Fund increases above certain con-
tractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of a Fund, and in the case of the Municipal Fund, National Fund and Short-Term Fund, based on the combined assets of those three Funds.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each
Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk manage-
ment personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services.
The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The
Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Board received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion
The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the
Manager and the Corporation, on behalf of the High Yield Fund, the
Municipal Fund, the National Fund and the Short-Term Fund, and the
Trust, on behalf of the New York Fund, for a one-year term ending June
30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending
June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-impor-
tant or controlling, but considered all factors together, and different Board
Members may have attributed different weights to the various factors con-
sidered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL	REPORT	JUNE	30, 2011	85

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1]
Robert M. Hernandez	Chair of	Since	Director, Vice Chairman and Chief Financial Officer of USX	34 RICs consisting of	ACE Limited
55 East 52nd Street	the Board	2007	Corporation (energy and steel business) from 1991 to 2001.	97 Portfolios	(insurance company);
New York, NY 10055	and Director				Eastman Chemical
1944					Company (chemicals);
RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chair	Since	Managing Director, FGW Associates (consulting and investment	34 RICs consisting of	Watson
55 East 52nd Street	of the Board	2007	company) since 1997; Director and Treasurer, Michael J. Fox	97 Portfolios	Pharmaceuticals, Inc.
New York, NY 10055	and Director		Foundation for Parkinson’s Research since 2000; Director, BTG
1941			International Plc (medical technology commercialization company)
from 2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	34RICs consisting of	None
55 East 52nd Street		1995	1996 and Executive Vice President thereof from 1996 to 2003;	97 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	34 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	97 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	34 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	97 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Director, Lifestyle		Capital Southwest
1944			Family Fitness (fitness industry) since 2006; Director, IDology, Inc.		(financial)
(technology solutions) since 2006; Member of the Investment
Advisory Council of the Florida State Board of Administration
from 2001 to 2007.
Honorable Stuart E.	Director	Since	Partner and Head of International Practice, Covington and	34 RICs consisting of	Alcatel-Lucent (tele-
Eizenstat		2007	Burling LLP (law firm) since 2001; International Advisory Board	97 Portfolios	communications);
55 East 52nd Street			Member, The Coca-Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10055			Member, Veracity Worldwide, LLC (risk management) since 2007;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environment) since 2006; Member of the International Advisory		UPS Corporation
			Board GML (energy) since 2003; Advisory Board Member, BT		(delivery service)
Americas (telecommunications) from 2004to 2010.
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	34 RICs consisting of	None
55 East 52nd Street		2005		97 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	34 RICs consisting of	Cabot Corporation
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009; Director,	97 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003; Director,		Corporation (auto
1943			ABIOMED from 1989 to 2006; Director, Ameresco,Inc.		parts manufacturing);
			(energy solutions company) from 2006 to 2007; Vice Chairman		TJX Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	34 RICs consisting of	None
55 East 52nd Street		2000	firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail)	97 Portfolios
New York, NY 10055			since 2000; Director, ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

86	ANNUAL REPORT	JUNE	30, 2011

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Trustee,	34 RICs consisting of	None
55 East 52nd Street		2007	University of Wyoming Foundation since 2008; Director,	97 Portfolios
New York, NY 10055			Ruckelshaus Institute and Haub School of Natural Resources at
1941			the University of Wyoming from 2006 to 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fundboards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995;Bruce R. Bond, 2005;
Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper
Ramo, 2000; David H. Walsh, 2003 and Fred G. Weiss, 1998.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	165 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	291 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	34 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	97 Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member ofthe Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee,the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board ofTrustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	165 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	291 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.
[3] Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates.
Mr. Gabbay is an "interested person" of the Funds based on his former positions with BlackRock, Inc. and its affiliated as wellas his ownership of BlackRock,
Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL	REPORT	JUNE	30, 2011	87

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President and	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource
Network (charitable foundation) since 2009.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.)Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM
55 East 52nd Street		2007	and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from
New York, NY 10055			2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer and
1959	Anti-Money
Laundering Officer
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global
55 East 52nd Street		2010	Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Funds serve at the pleasure of the Board.
Further information about the Series’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodians	Accounting Agent	Legal Counsel	Address of Funds
BlackRock Advisors, LLC	The Bank of	State Street Bank	Willkie Farr & Gallagher LLP	100 Bellevue Parkway
Wilmington, DE 19809	New York Mellon[2]	and Trust Company	New York, NY 10019	Wilmington, DE 19809
	New York, NY 10286	Boston, MA 02116
Sub-Advisor			Independent Registered
BlackRock Investment	State Street Bank	Distributor	Public Accounting Firm
Management, LLC	and Trust Company[3]	BlackRock Investments, LLC	Deloitte & Touche LLP
Princeton, NJ 08540	Boston, MA 02111	New York, NY 10022	Princeton, NJ 08540
Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

2 For BlackRock Municipal Bond Fund, Inc.
3 For BlackRock Multi-State Municipal Series Trust.

88	ANNUAL REPORT	JUNE	30, 2011

Additional Information

Proxy Results

At a special meeting of all shareholders of BlackRock Municipal Fund, a series of BlackRock Municipal Bond Fund, Inc., held on June 24, 2011 the results were as follows:

Proposal 1.
To consider a proposal to approve an Agreement and Plan of
Reorganization (the “Reorganization Agreement”) pursuant to which the
Fund would transfer all of its assets to the BlackRock National Municipal
Fund (the “Acquiring Fund”), a series of BlackRock Municipal Bond Fund,
Inc., in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Fund and shares of the Acquiring Fund, as detailed in the Reorganization Agreement, which shares will be distributed by your
Fund to you on a pro rata basis in complete liquidation of your Fund.

Votes For	Votes Against	Abstain
42,480,516	3,119,677	3,819,332

General Information

Electronic Delivery
Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:
Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section
3) Log into your account

Householding
The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please con-
tact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on how to access documents on the SEC’s website may be obtained by calling (800) SEC-0330. The Funds’ Forms N-
Q may also be obtained upon request and without charge by calling (800)
441-7762.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record
Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL	REPORT	JUNE	30, 2011	89

Additional Information (concluded)

Shareholder Privileges

Account Information
Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a con-
sumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the con-
fidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

90	ANNUAL REPORT	JUNE	30, 2011

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock ACWI ex-US Index Fund		BlackRock Global Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock All-Cap Energy & Resources Portfolio		BlackRock Global SmallCap Fund		BlackRock Pacific Fund
BlackRock Asset Allocation Portfolio†		BlackRock Health Sciences Opportunities Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Balanced Capital Fund†		BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund		BlackRock Index Equity Portfolio			Opportunities Portfolio
BlackRock Capital Appreciation Fund		BlackRock India Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock China Fund		BlackRock International Fund		BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio		BlackRock International Index Fund		BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund		BlackRock International Opportunities Portfolio		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock EuroFund		BlackRock Large Cap Core Fund		BlackRock S&P 500 Index Fund
BlackRock Focus Growth Fund		BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Stock Fund
BlackRock Focus Value Fund		BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†		BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Dividend Income Portfolio		BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Dynamic Equity Fund		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Emerging Markets Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock Global Growth Fund		BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund		BlackRock Income Portfolio†		BlackRock Strategic Income
BlackRock Core Bond Fund		BlackRock Inflation Protected Bond Portfolio			Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio		BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio		BlackRock Long Duration Bond Portfolio		BlackRock US Government Bond Fund
BlackRock GNMA Portfolio		BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Income Fund		BlackRock Multi-Sector Bond Portfolio		US Mortgage Portfolio
BlackRock High Yield Bond Portfolio
Municipal Bond Funds
BlackRock California Municipal Bond Fund		BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund		BlackRock New York Municipal Bond Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives,risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL	REPORT	JUNE	30, 2011	91

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock New
York Municipal
Bond Fund of	$29,200	$28,200	$0	$0	$12,100	$6,100	$0	$66
BlackRock Multi-
State Municipal
Series Trust

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services includes tax compliance, tax advice and tax planning.
3 The nature of the services includes a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock New York
Municipal Bond Fund of	$12,100	$16,943
BlackRock Multi-State
Municipal Series Trust

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series
Trust

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal
Series Trust

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal
Series Trust

Date: September 2, 2011

By: /S/ John M. Perlowski
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal
Series Trust

Date: September 2, 2011